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PROSPECTUS

400 Shares, Series F
Liquidation Preference, $25,000 Per Share

RMR Dividend Capture Fund
Auction Preferred Shares

        Offering.    RMR Dividend Capture Fund or we, us or the Fund, a recently organized, non-diversified, closed end management investment company, is offering 400 Series F auction preferred shares. These shares are referred to in this prospectus as "Preferred Shares."

        Investment Objectives.    Our primary investment objective is to provide high current dividend income to our common shareholders. Capital appreciation is our secondary investment objective.

        Investment Strategy.    We will attempt to achieve our objectives by investing primarily in publicly traded, dividend paying, equity securities. Generally, in normal market conditions, we expect that at least 80% of our managed assets, as defined on page 3, will be invested in the common securities of domestic real estate investment trusts, or REITs, and closed end management investment companies, or Portfolio Funds, that pay regular dividends. We will employ a dividend capture investment strategy and, accordingly, at different times we may invest a large majority of our managed assets in the common securities of either REITs or Portfolio Funds.

        Our Advisor.    We are managed by our Advisor, RMR Advisors, Inc. Our Advisor currently manages six other closed end funds and one open end mutual fund. Our Advisor is an affiliate of Reit Management & Research, LLC, or Reit Management, which manages three publicly owned REITs and two publicly owned real estate based operating companies. Our Advisor and its affiliates manage public companies which have over $14 billion of total market capitalization.

Investing in our Preferred Shares involves risks described in "Risk Factors" beginning on page 18. The minimum purchase amount of the Preferred Shares is $25,000.

	Per Share	Total(1)
Public Offering Price	$25,000	$10,000,000
Sales Load (1)	$250	$100,000
Proceeds to the Fund	$24,750	$9,900,000
(1)
Sales commissions resulting from the issuance of the Preferred Shares will be borne by the Fund. Other offering costs paid by the Fund, estimated to be $160,000, are not included in this amount.

        The Preferred Shares will be delivered in book-entry form through the facilities of The Depository Trust Company, on or about February 11, 2008.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RBC Capital Markets

February 6, 2008

        Distributions and Other Information.    Investors in Preferred Shares will be entitled to receive cash distributions at an annual rate that may vary for the successive rate periods for the Preferred Shares. The distribution rate for the initial rate period will be 4.00%. The initial distributions will be paid on February 19, 2008, and the initial rate period will be eight days from the date of issuance, which is February 11, 2008. For subsequent rate periods, the Preferred Shares will pay distributions based on a rate set at auctions. These auctions will usually be held every seven days. Preferred Shares have a liquidation preference of $25,000 per Preferred Share, plus any accumulated, unpaid distributions. Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. See "Description of Preferred Shares".

        After the initial rate period described in this prospectus, investors may buy or sell Preferred Shares through an order placed at auction with or through a broker-dealer in accordance with the procedures specified in this prospectus.

        You should review carefully the detailed information regarding the auction procedures which appears in this prospectus and our Statement of Additional Information ("SAI") and should note that (i) an order placed at an auction constitutes an irrevocable commitment to hold, purchase or sell Preferred Shares based upon the results of the related auction, (ii) settlement for purchases and sales will be on the business day following the auction and (iii) ownership of Preferred Shares will be maintained in book-entry form by or through The Depository Trust Company ("DTC") (or any successor securities depository). The Preferred Shares are redeemable, in whole or in part, at our option on the second business day prior to any date distributions are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid distributions at the date of redemption. See "Description of Preferred Shares—Redemption".

        This prospectus contains important information about us. You should read it before investing in our Preferred Shares, and retain it for future reference. Our SAI, dated February 6, 2008, the table of contents of which is on page 49 of this prospectus, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling 1-866-790-8165, by writing to us or from the Fund's website (http://www.rmrfunds.com). You can get the same information free from the SEC's EDGAR database on the Internet
(http://www.sec.gov).

        The Preferred Shares will be senior to our outstanding common shares. The Preferred Shares will not be listed on an exchange. Our common shares are traded on the American Stock Exchange ("AMEX") under the symbol "RCR". It is a condition of closing this offering that the Preferred Shares at the time of closing carry ratings of AAA from Fitch Ratings, Inc., or Fitch, and of Aaa from Moody's Investors Service, Inc., or Moody's.

        Our Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation or by any other governmental agency.

        You should rely only on the information contained in or incorporated by reference into this prospectus. We have not, and the underwriter has not, authorized anyone to provide you with different information. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the cover page of this prospectus. If a material change occurs in our business, financial condition, results of operations or prospects during the period when a prospectus is required to be delivered when effecting transactions in our Preferred Shares, we will be required under the Federal securities laws to amend our prospectus to reflect such change and an updated prospectus will be delivered by those persons required to deliver a prospectus.

i

PROSPECTUS SUMMARY

        This summary may not contain all of the information that you should consider before investing in our Preferred Shares. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information, especially the information set forth at "Risk Factors."

The Fund	RMR Dividend Capture Fund is a recently organized, non-diversified, closed end management investment company that commenced operations in December, 2007. Our common shares are traded on the AMEX under the symbol "RCR."
The Offering
We are offering shares of preferred stock, par value $.0001 per share, which have been designated Series F auction preferred shares, with a purchase price of $25,000 per share. The shares of preferred stock offered hereby are called "Preferred Shares" in the rest of this prospectus. The Preferred Shares are offered through RBC Dain Rauscher Inc. ("Underwriter"). See "Underwriting."

Issuance of the Preferred Shares represents leverage financing of the Fund. The Preferred Shares entitle their holders to receive cash distributions at an annual rate that may vary for the successive rate periods for the Preferred Shares. In general, except as described under "—Distributions and Rate Periods" below and "Description of Preferred Shares—Distributions and Rate Periods," the rate period for the Preferred Shares will be seven days. The auction agent ("Auction Agent") will determine the distribution rate for a particular rate period based on an auction conducted on the business day next preceding the first day of that rate period. See "The Auction."

The Preferred Shares will not be listed on an exchange. Instead, investors may buy or sell Preferred Shares in an auction by submitting orders to broker-dealers that have entered into an agreement with the Auction Agent ("Broker-Dealers") or to a broker-dealer that has entered into an agreement with a Broker-Dealer.

Investors in Preferred Shares will not receive certificates representing ownership of their shares. DTC or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of Preferred Shares in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.
Investment Objectives
Our primary investment objective is to provide high current dividend income to our common shareholders. Capital appreciation is our secondary investment objective. There can be no assurance that we will achieve our investment objectives. Our investment objectives are fundamental policies and cannot be changed without shareholder approval.

Investment Strategy and Use of Proceeds	We intend to use the proceeds of this offering to make investments in accord with our investment strategy. Generally, under normal market conditions, our investment strategy will be as follows:
•
At least 80% of our managed assets will be invested in the common securities of domestic REITs and Portfolio Funds that pay regular dividends. At different times we may invest a large majority of our managed assets in either the common securities of REITs or Portfolio Funds. We seek to provide dividend income without regard to whether the dividends qualify for reduced income tax rates applicable to qualified dividend income, or QDI, under the Internal Revenue Code of 1986, as amended, or the Code.
•
To maximize the amount of distributable dividend income, we will use a dividend capture trading strategy which involves us selling a stock on or shortly after the stock's ex-dividend date and using the sales proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Using this strategy, we may receive more dividend payments over a period of time than if we held a single stock.
•
We expect to focus on Portfolio Funds which earn and pay high dividends by investing in fixed and floating rate income securities, preferred stock and domestic and international equity securities, real estate companies and funds which use income strategies such as covered call options writing.
	•	We will make investments that will result in concentration in the real estate industry.
•
At this time, we expect to focus our REIT investments solely in equity REITs, not mortgage REITs or hybrid REITs. We also do not currently expect to invest in Portfolio Funds which invest in real estate mortgages, including high risk and subprime mortgages.
•
Managed assets not invested in securities of REITs or Portfolio Funds will be invested in other income producing equity and debt securities and in money market instruments. These investments may include dividend paying common stock and preferred, convertible and other fixed income securities. Most or all of our managed assets will not be investment grade rated, including all of our investments in common shares.

•
In anticipation of, or in response to, adverse market conditions or for cash management purposes, we may temporarily hold all or a portion of our assets in cash, money market instruments, commercial paper, shares of money market funds, investment grade bonds or other investment grade debt securities, including government securities. Our investment objectives may not be achieved during these times.
	•	In connection with our use of leverage, we may enter into interest rate swap or cap transactions or purchase or sell futures or options on futures.
	•	We will not invest in the securities of any company managed by our Advisor or by an affiliate of our Advisor.
Ratings of Preferred Shares
The Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at the time of closing. There can be no assurance that the Preferred Shares will carry a rating of Aaa from Moody's and AAA from Fitch at all times in the future. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on information furnished to Moody's and Fitch by us and our Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn at the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage."
Managed Assets	Our managed assets are equal to the net asset value of our common shares plus the liquidation preference of the Preferred Shares and the principal amount of any borrowings outstanding.
Investment Advisor
Our Advisor is our investment manager. Our Advisor manages six other closed end funds and one open end mutual fund. Our Advisor is an affiliate of Reit Management which manages three publicly owned REITs and two publicly owned real estate based operating companies. Our Advisor and its affiliates currently manage public companies which have over $14 billion of total market capital. We are the first fund managed by our Advisor that utilizes a dividend capture trading strategy as a principal investment strategy or that has significant investments in Portfolio Funds. We pay our Advisor a monthly fee equal to an annual rate of 1% of our average daily managed assets. Because this fee is calculated on the basis of our managed assets, our use of leverage, including the issuance of Preferred Shares, increases the fee paid to our Advisor.

Custodian	State Street Bank and Trust Company serves as custodian of our assets.
Administration and Subadministration	Our Advisor also acts as our administrator. Substantially all administrative activities are conducted on our behalf by State Street Bank and Trust Company, as subadministrator.
Transfer Agent	The Bank of New York will serve as our transfer agent with respect to our Preferred Shares.
Auction Agent	The Bank of New York will also serve as our auction agent.
Principal Risks	The principal risks you may incur by purchasing our Preferred Shares are as follows:
Risks Arising From Investing in Preferred Shares.
•
Auction Risk. If an auction fails you may not be able to sell some or all of your Preferred Shares. Neither the Broker-Dealers, as defined in our Amended and Restated Bylaws (the "bylaws"), nor we are obligated to purchase Preferred Shares in an auction or otherwise, nor are we required to redeem Preferred Shares in the event of a failed auction.
•
Secondary Market Risk. If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for your purchase price plus accumulated and unpaid distributions, especially when market interest rates are rising. If we designate a special rate period, changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. You may transfer your shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer. Broker-Dealers are not required to maintain a market for Preferred Shares.
•
Ratings and Asset Coverage Risk. A rating agency could downgrade or withdraw its rating of the Preferred Shares, which could affect their liquidity and their value in a secondary market. The value of our investment portfolio may decline, reducing the asset coverage for the Preferred Shares. We may be forced to redeem your Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares.
•
Leverage Risk. Our leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. For example, if short term interest rates rise, distribution rates on the Preferred Shares set at auction may rise so that the amount of distributions to be paid to holders of Preferred Shares ("Preferred Shareholders") exceeds the income from our investment portfolio.

If the value of our investment portfolio declines, our asset coverage for the Preferred Shares will decline.

In addition to the risks described above, certain risks of investing affect your investment and may limit our ability to pay Preferred Share distributions, reduce the value of our investment portfolio, impair our ability to meet our asset coverage requirements on the Preferred Shares or make your investment in Preferred Shares more volatile. These risks are described below.
Risks Arising From Our Organization and Investment Strategy.
•
Interest Rate Risks. When interest rates rise, the market values of dividend paying securities usually fall. Most of our investments will be in dividend paying securities. Interest rate risks may be magnified if we hedge interest rates based upon expectations concerning interest rates that prove inaccurate.
•
Interest Rate Transactions Risks. Depending on the level of interest rates in general, our use of interest rate instruments could harm the overall performance of our common shares. For example, if we enter an interest rate swap, a decline in short term interest rates may result in a decline in net amounts payable to us and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap.
•	Trading Strategy Risks. Our investment strategy will result in high brokerage commissions and may result in our realization of capital losses or gains.
•
Portfolio Turnover Risks. We will engage in short term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of our Advisor, investment considerations warrant such action. These policies may have the effect of increasing our annual rate of portfolio turnover. A high turnover rate necessarily involves greater trading costs to us and may result in the realization of net short term capital gains. Although we cannot accurately predict our portfolio turnover rate, we expect that our annual portfolio turnover rate will exceed 100%.
•
Limited Experience of Our Advisor. We are the first fund managed by our Advisor that uses a dividend capture strategy as a principal investment strategy or that has significant investments in other closed end funds.

•
Non-Diversification Risks. Because we can have a large percentage of our assets in securities of a single issuer, the market price of your shares may be more volatile than shares of a diversified fund.
•
Small Capitalization Risks. Many of the REITs and Portfolio Funds in which we invest may be smaller than most other public companies; and, as a result, our investments may be more volatile than if we invested in securities of larger companies.
•	Liquidity Risks. There is often limited trading in the shares of closed end funds. This may make it more difficult for us to purchase or sell our investments in Portfolio Funds.
•
Concentration Risks. Our investment strategy will cause concentration in the real estate industry. A general decline in the profitability or credit characteristics of the real estate industry is likely to cause a decline in the value of our investments.
•
Anti-Takeover Provisions. Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of us or to convert us to an open end fund. If we are converted to an open end investment company, we will be required to redeem your Preferred Shares.
•	Limited Operating History. We are a recently organized company that commenced operations in December, 2007.
Risks Arising From Our Investments in REITs.
Because REITs invest in real estate, they are subject to real estate risks:
•	Real Estate Cycle Risks. A recession or other slowing of general economic activities may cause a decline in the value of our REIT investments.
•
Property Type Risks. REITs which focus on a particular type of real estate are subject to risks which affect the users of their properties. For example, securities of REITs which invest in healthcare facilities may decline in value if Medicare or Medicaid rates decline.
•	Location Risks. REITs which focus on particular geographic areas may incur losses because of economic changes in those areas.
•
Other Real Estate Risks. Real estate taxes and property insurance costs recently have increased in many locations; environmental laws may make REITs responsible for clean up costs; and laws affecting safety or public access may require REITs to incur capital expenditures.

•
Tax Risks. REITs are also subject to complicated rules regarding their ownership structure and investment activity. To the extent one of our REIT investments fails to comply with these rules, the REIT will be subject to tax as a corporation for U.S. federal income tax purposes, reducing our return on that particular investment.
Risks Arising From Our Investments in Portfolio Funds.

We expect to focus on Portfolio Funds which earn and pay high dividends by investing in fixed and floating rate income securities, by investing in preferred stock and domestic and international equity securities, by investing in real estate companies and which use income strategies such as covered call options writing. Our investment in these types of Portfolio Funds involves risks, including the following:
•
Fixed and Floating Income Funds Risks. When interest rates rise the value of funds which invest in fixed rate securities generally decline; and when interest rates fall the value of funds which invest in floating rate securities may decline. These funds are also subject to credit risk.
	•	Real Estate Funds Risks. Our Portfolio Funds which invest in real estate companies or real estate related securities will be subject to similar risks as our investments in REITs.
•
Income Strategies Funds Risks. Our Portfolio Funds may engage in a strategy known as "covered call option writing," which is designed to produce income from option premiums. The long term value of funds which engage in covered call option writing has not been tested throughout different types of market conditions.
•
Foreign Funds Risks. Some of the securities held by certain of our Portfolio Funds may be issued by foreign issuers. This subjects us to more risks than if we only invested in Portfolio Funds which invest solely in securities of domestic issuers.
•
Leverage Risks. Some of our Portfolio Funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks or other methods. While this leverage often serves to increase yield, it also subjects a Portfolio Fund to increased risks.
Distributions and Rate Periods
For the Preferred Shares, the initial distribution rate per annum is 4.00%, the initial distribution payment date is February 19, 2008, and the initial rate period is eight days. For subsequent rate periods, the Preferred Shares will pay distributions based on a rate set at auctions normally held every seven days.

In most instances, distributions are payable on the first business day following the end of the rate period. The rate set at an auction will not exceed a maximum rate (which is determined in accordance with procedures described in our bylaws).
Distributions on Preferred Shares will be cumulative from the date the shares are first issued and will be paid only out of legally available funds.

We may designate a special rate period of more than seven days if we provide notice to the Auction Agent, have sufficient clearing bids at the auction and deposit funds with the Auction Agent for any redemption. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full. The distribution payment dates for special rate periods will be set out in the notice designating a special rate period. We may designate a special rate period if market conditions indicate that a longer rate period would provide us greater stability or attractive distribution rates.
See "Description of Preferred Shares—Distribution and Rate Periods" and "The Auction."

The Preferred Shares will not be listed on an exchange. Instead, you may place orders to buy or sell Preferred Shares at an auction that normally is held on the last business day of the preceding rate period by submitting orders to a Broker-Dealer, or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will exist or, if one does exist, that it will provide Preferred Shareholders with liquidity. You may transfer Preferred Shares outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The first auction date for the Preferred Shares is February 15, 2008, and each subsequent auction will normally be held for those shares every seven days. The first auction date for the Preferred Shares will be the business day before the distribution payment date for the initial rate period for those shares. The start date for subsequent rate periods normally will be the business day following the auction date unless the then-current rate period is a special rate period.

Asset Maintenance	Under our bylaws, which establish the rights and preferences of the Preferred Shares, we must maintain:
—asset coverage for the Preferred Shares as required by Moody's and Fitch or by any other rating agency we engage to rate the Preferred Shares, and
—asset coverage (as defined in the 1940 Act) of at least 200% with respect to senior securities that are stock, including the Preferred Shares.

In the event that we do not maintain these coverage tests or cure any deficiencies in the time allowed, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred Shares—Redemption—Mandatory Redemption."

Based on the composition of our portfolio as of December 31, 2007, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would have been approximately 332% immediately upon issuance of the Preferred Shares offered in this prospectus, representing approximately 33% of our average daily total assets, minus liabilities other than any aggregate indebtedness that is entered into for purposes of leverage.
Voting Rights
The 1940 Act requires that the holders of the Preferred Shares and any other preferred shares of the Fund, voting as a separate class, have the right to elect at least two trustees of the Fund and to elect a majority of the trustees at any time when two years' distributions on the Preferred Shares or any other preferred shares are unpaid.

As required under our declaration of trust, bylaws and the 1940 Act, certain other matters must be approved by a vote of all shareholders of all classes voting together and by a vote of the holders of Preferred Shares and any other preferred shares of the Fund tallied separately. Each common share, each Preferred Share, and each share of any other series of preferred shares of the Fund is entitled to one vote per share. See "Description of Preferred Shares—Voting Rights" and "Certain Provisions in the Declaration of Trust."
Redemption
Although we will not ordinarily redeem Preferred Shares, we may be required to redeem Preferred Shares if, for example, we do not meet an asset coverage ratio required by law or required by our bylaws or in order to correct a failure to meet a rating agency guideline in a timely manner. See "Description of Preferred Shares—Redemption—Mandatory Redemption." We also may redeem Preferred Shares voluntarily in certain circumstances. See "Description of Preferred Shares—Redemption—Optional Redemption."

Liquidation
The liquidation preference of the Preferred Shares is $25,000 per share, plus an amount equal to accumulated but unpaid distributions (whether or not declared by us). See "Description of Preferred Shares—Liquidation."
Federal Income Taxation
The Preferred Shares will constitute stock, and distributions by us with respect to the Preferred Shares will generally constitute dividends to the extent of our current or accumulated earnings and profits as calculated for federal income tax purposes. We expect less than a majority of our investment income, and therefore less than a majority of our distributions, will be eligible for the preferential rates applicable to qualified dividend income ("QDI") received by certain shareholders that are individuals or the dividends received deduction ("DRD") applicable to certain corporate shareholders nor as capital gains distributions, and consequently a majority of our distributions will be taxable as ordinary income to holders. Distributions of net capital gain (the excess of net long term capital gain over net short term capital loss) that we designate as capital gain dividends will be treated as long term capital gains in the hands of holders receiving such distributions. The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock disregard disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains) and instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividends distributed to each class for the taxable year. Accordingly, we intend each taxable year to allocate capital gain dividends for tax purposes among our common shares and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. We have made application for a grant of exemptive relief by the SEC from certain requirements of the 1940 Act. If we are not granted this exemptive relief, we may be required to pay tax on capital gains and our shareholders may be treated as having received ordinary income dividends in respect of these capital gains. See "Tax Matters" in this prospectus and also "Distributions on Common Shares—Level Dividend Rate Policy," "Distributions on Common Shares—Managed Dividend Policy," and "Tax Matters" in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

        The following table includes selected data for a common share outstanding throughout the indicated period and other performance information derived from our financial information included in the SAI dated February 6, 2008.

        Information contained in the table below under the headings "Per Common Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of our investment operations through December 31, 2007. Because we were recently organized, the table covers only a short period of operations during which a portion of our portfolio was held in temporary investments pending investment in accordance with our investment objectives and policies. Accordingly, the information presented below may not necessarily be indicative of our future operating performance.

For the period December 18, 2007(a) to December 31, 2007
(Unaudited)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$19.14 (b)

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(c)(d)	.27
Net realized and unrealized appreciation/(depreciation) on investments	(.69)

Net decrease in net asset value from operations	(.42)
Common share offering costs charged to capital	(.04)

Net asset value, end of period	$18.68

Market value, beginning of period	$20.00

Market value, end of period	$20.00

TOTAL RETURN(e)
Total investment return based on:
Market price(f)	0.0%
Net asset value(f)	(2.20)%
RATIOS/SUPPLEMENTAL DATA:
Ratio to average net assets attributable to common shares of:
Net investment income(g)	43.82%
Expenses(g)	10.21%
Portfolio turnover rate	0.00%
Net assets attributable to common shares, end of period (000s)	$23,442

(a)
Commencement of operations.

(b)
Net asset value at December 18, 2007, reflects the deduction of the average sales load and offering costs of $0.90 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load of $0.90 per share on 1,200,000 shares sold to the public and no sales load or offering costs on 50,000 common shares sold to affiliates of RMR Advisors, Inc. for $20.00 per share.

(c)
Based on average shares outstanding.

(d)
As discussed in Note A (7) to the financial statements, these amounts are subject to change to the extent 2007 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.

(e)
Total returns for periods of less than one year are not annualized.

(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results.

(g)
Annualized.

See financial information and accompanying notes in our SAI.

THE FUND

        We are a recently organized, non-diversified, closed end management investment company registered under the 1940 Act. We were organized as a Massachusetts business trust on June 14, 2007. We issued an aggregate of 1,250,000 common shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced operations on December 18, 2007. Our common shares are traded on the AMEX under the symbol "RCR". Our principal business location is 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617-332-9530.

        The following provides information about our outstanding shares as of December 31, 2007:

Title of Class	Amount Authorized	Amount held by the Fund for its Account	Amount Outstanding
Common	*	0	1,255,000
Preferred	1,000	0	0

*
An unlimited number of capital shares of beneficial interest of the Fund are authorized under our declaration of trust. Our board of trustees may classify or reclassify any unissued shares of beneficial interest from time to time without shareholder approval into one or more classes of preferred or other shares of beneficial interest by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, or terms of redemption of such shares of beneficial interest. The board of trustees has classified 1,000 shares of beneficial interest as Series F Preferred Shares, and has authorized the issuance of those Preferred Shares.

USE OF PROCEEDS

        The net proceeds of this offering of 400 Preferred Shares will be $9.74 million after payment of the sales load and the estimated offering expenses. We expect to invest the net proceeds of the offering in a manner consistent with the investment objectives and policies described in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within three months after the closing of this offering. Pending investment in accordance with our investment objectives and policies, we anticipate that the net proceeds will be invested in U.S. government securities or other high quality, short term money market instruments, including shares of money market funds managed by the underwriter.

CAPITALIZATION

        The following table sets forth our unaudited capitalization as of December 31, 2007, and as adjusted as of December 31, 2007, to give effect to the issuance of the Preferred Shares offered in this prospectus. The net proceeds of our initial public offering of common shares were $23.9 million. The total offering expenses paid by us with respect to this offering, including the sales load, are estimated to be $260,000 and such expenses will be deducted from our common shareholders' equity.

	Actual	As Adjusted
Preferred Shares, par value $.0001 per share (no shares issued; 400 shares issued and outstanding as adjusted, at $25,000 per share liquidation preference)	$—	$10,000,000
Common shareholders' equity:
Common shares, par value, $.001 per share (1,255,000 shares issued and outstanding)	$1,255	$1,255
Capital in excess of par value attributable to common shares(1)	23,970,745	23,710,745
Undistributed investment income—net	344,083	344,083
Accumulated realized gain (loss)—net	2	2
Unrealized gain (loss) on investments—net	(873,837)	(873,837)

Net assets attributable to common shares	$23,442,246	$23,182,246

Managed assets	$23,442,248	$33,182,248

(1)
As adjusted is net of estimated Preferred Shares offering costs, including the sales load, of $260,000.

        In connection with the rating of the Preferred Shares, we have established in our bylaws various portfolio covenants to meet rating agency guidelines. These covenants include, among other things, investment diversification and asset coverage requirements. Market factors outside our control may affect our ability to meet the criteria of rating agencies set forth in our portfolio covenants. If we violate these covenants, we may be required to cure the violation by redeeming all or a portion of the Preferred Shares. For all regulatory purposes, the Preferred Shares will be treated as stock (rather than indebtedness).

INVESTMENT OBJECTIVES AND POLICIES

        Our primary investment objective is to provide high current dividend income to our common shareholders. Capital appreciation is our secondary investment objective. Our investment objectives are fundamental, meaning they cannot be changed without shareholder approval as described in the SAI. To achieve our objectives we intend to operate as described below.

        We intend to invest primarily in publicly traded, dividend paying, equity securities. At least 80% of our managed assets will be invested in the common securities of domestic REITs and Portfolio Funds that pay regular dividends. To maximize the amount of distributable dividend income, we will use a dividend capture trading strategy.

        Our dividend capture trading strategy seeks to maximize the level of dividend income that we receive. In a dividend capture trade, we sell a stock on or shortly after the stock's ex-dividend date and use the sales proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment date on the stock being sold. Using this strategy we may receive more dividend payments during a period of time than if we held a single stock for the same period. For example: most REITs pay regular dividends on a quarterly basis and many of the Portfolio Funds in which we expect to invest pay regular dividends on a monthly basis; by using our dividend capture strategy we may be able to use the same assets to periodically purchase and sell our REIT securities and purchase and sell Portfolio Funds to receive both four or more quarterly and several monthly dividends.

        Our dividend capture strategy will cause us to incur more trading costs and a greater potential for capital gains or losses than the buy and hold investment strategy employed by most other investment management companies. We will seek to provide dividend income without regard to whether the dividends we receive are QDI which is currently taxed at reduced rates under the Code; and most of the dividends we receive from REITs or Portfolio Funds which invest in debt securities or which pay dividends earned from certain dividend income strategies such as covered call writing will not be QDI. Also, our dividend capture trading strategies may prevent our holding our investment securities for the periods required for the capital gains we realize and pass through to shareholders to be entitled to currently reduced tax rates under the Code as long term capital gains, while the capital losses which we may incur may be short term capital losses which cannot offset dividend income under the Code. See "Tax Matters".

Investment Strategies Applicable To Both REITs and Portfolio Funds

        The investment criteria which our Advisor will apply to the selection of both REIT and Portfolio Funds securities will include the following:

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  Share Price.  The current and historical prices of each investment security and our Advisor's expectation of future share price increases;

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  Dividend Yield.  The dividend yield available as a percentage of the trading price of each investment security;

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  Dividend Timing.  Our Advisor's expectation for the timing of dividend payments applicable to each investment security based upon public announcements and historical dividend paying patterns;

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  Liquidity.  The historical trading liquidity of each investment security;

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  Post Dividend Price Changes.  The historical pattern of market price changes for each investment security following dividend payments; and

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  Dividend Coverage.  The earnings coverage of historical dividend payments and our Advisor's judgment as to the prospects for continued dividend payments or dividend increases for each investment security.

REIT Investment Strategies

        A REIT is a company that primarily owns income producing real estate or real estate mortgages. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay higher distributions than other types of companies. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs may experience a decline in the value of their investments if owners of subprime mortgages and other types of mortgages go into default on their mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At this time, we expect to focus our REIT investments solely in securities issued by equity REITs. The important factors which we will consider in selecting REIT securities for investment will include the following:

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  The real estate property type in which the REIT invests and our Advisor's view of the cyclical prospects for that type of property at the time of the investment;

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  The location of the real estate in which the REIT is invested and our Advisor's view of the value of properties in that location at the time of the investment;

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  Our Advisor's view of the quality of the REIT's management;

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  We will not invest more than 10% of our total managed assets in securities issued by any one REIT; and

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  Our investment in any one REIT will not exceed 10% of the total value of securities issued by any one REIT.

        Our Advisor is an affiliate of Reit Management, a company that manages three publicly owned REITs and two publicly owned real estate based operating companies with total market capitalization of approximately $13.6 billion. Some of the senior managers of Reit Management will serve as part of the team of our portfolio managers. Our Advisor believes that the experience of these portfolio managers may provide us a competitive advantage in selecting REIT securities for investment.

Portfolio Funds Investment Strategies

        Closed end management investment companies combine shareholders' funds for investment in a variety of securities, including equity securities, debt securities, and money market instruments. A closed end management investment company may invest primarily in a particular type of security, a particular industry or a mix of securities and industries. A closed end management investment company is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. At this time, we expect to focus our investments primarily in Portfolio Funds that earn and pay regular dividends by investing in fixed and floating rate debt and preferred securities, by investing in domestic and international equity securities, by investing in real estate companies and by using income generating strategies such as covered call option writing. We do not currently expect to invest in Portfolio Funds which invest in real estate mortgages, including high risk or subprime mortgages. The important factors which we will consider in selecting Portfolio Funds for investment will include the following:

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  The type of securities in which the fund invests, the income generating strategies which the fund uses, and our Advisor's view of those securities and strategies;

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  If the fund invests in debt securities or preferred securities which are rated by national rating agencies, or ratable securities, the ratings criteria used by the fund in making investments;

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  If the fund is leveraged, the amount of leverage used;

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  The net asset value of the fund's shares compared to the market price of those shares;

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  Our Advisor's view of the management of the fund;

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  No more than 10% of our total managed assets will be invested in securities issued by any one Portfolio Fund; and

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  Pursuant to requirements of the 1940 Act, our investments in any one Portfolio Fund will not exceed 3% of the total outstanding securities of that fund.

        Our Advisor currently manages six other closed end funds with total assets of approximately $385 million. We believe our Advisor's experience in creating and managing closed end funds may provide us some advantages in selecting Portfolio Funds for investment.

        Concentration of Investments.    We will make investments that will result in concentration (25% or more of the value of our investments) in the securities of companies primarily engaged in the real estate industry.

        Related Party Investments.    Our Advisor is the investment manager of six other closed end management investment companies and one open end mutual fund: RMR Real Estate Fund (AMEX: RMR), RMR Hospitality and Real Estate Fund (AMEX: RHR), RMR F.I.R.E. Fund (AMEX: RFR), RMR Preferred Dividend Fund (AMEX: RDR), RMR Asia Pacific Real Estate Fund (AMEX: RAP), RMR Asia Real Estate Fund (AMEX: RAF) and RMR Real Estate Securities Fund, a series of RMR Funds Series Trust. An affiliate of our Advisor is the manager for three REITs: Hospitality Properties Trust (NYSE: HPT), HRPT Properties Trust (NYSE: HRP) and Senior Housing Properties Trust (NYSE: SNH) and two publicly owned real estate based operating companies: Five Star Quality Care, Inc. (AMEX: FVE) and TravelCenters of America, LLC (AMEX: TA). We will not invest in any securities issued by any of these companies or any other company which is affiliated with our Advisor.

        Defensive Positions.    In anticipation of, or in response to, adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our managed assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities so that less than 80% of our managed assets are invested in REITs and Portfolio Funds. If we decide to hold some or all of our assets in cash, we may invest our cash in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds. During periods when we have such defensive investments, we may not achieve our investment objectives.

INTEREST RATE TRANSACTIONS

        In connection with our use of leverage, we may enter into interest rate swap or cap transactions. The decision as to whether to enter into interest rate swap or cap transactions will be made by our Advisor based upon market conditions, including expectations concerning future interest rates and the costs of such interest rate protections and other factors our Advisor deems relevant. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. If we use an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount. If we use interest rate swaps or caps, we intend to use interest rate swaps or caps only with the intent to reduce the risk that an increase in short term interest rates could have on our shares as a result of leverage, but our use of interest rate swaps or caps is unlikely to eliminate this risk.

        The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of the Fund. To the extent interest rates decline, the net amount we pay under the interest rate swap could increase and the value of the swap or cap could decline, lowering the net asset value of the Fund. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce our net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance our net earnings if we receive payment. Buying interest rate caps could enhance the performance of the Fund by limiting our leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund if the premium paid by us for the interest rate cap is more than the additional amount we would have been obligated to pay on our debt securities had we not entered into the interest rate cap agreement. If we use interest rate swaps or caps, we do not intend to enter into interest rate swap or cap transactions in a notional amount that would exceed the expected outstanding amounts of our leverage.

        Interest rate swaps and caps generally do not require us to deliver securities or other underlying assets or principal, although we may pledge some of our assets to serve as collateral for our payment obligations under an interest rate swap. Accordingly, our out of pocket risk of loss with respect to interest rate caps or swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. However, if the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset our Preferred Shares' distributions or interest payments on our borrowings. Depending on whether we would be entitled to receive net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, such out of pocket losses or counter party defaults may also negatively impact our ability to maintain required levels of asset coverage for the Preferred Shares. Although we cannot guarantee that the other party does not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its obligations under the interest rate swap or cap transaction. Further, our Advisor will monitor the financial stability of any other party to an interest rate swap or cap transaction in an effort to protect our investments.

        At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as the terms of the expiring transaction. If this occurs, it could negatively impact our income and net asset value.

        We may choose or be required to reduce or eliminate our use of Preferred Shares or borrowings. This may cause us to terminate early all or a portion of any swap or cap transaction. Early termination of a swap may result in a termination payment by or to us. We may also incur financial penalties associated with early termination.

        In connection with our use of leverage, we may purchase or sell futures or options on futures, activities which are described in the SAI. Whether or not we will purchase interest rate caps or enter interest rate swaps or other interest rate hedging transactions will depend upon our Advisor's or our board's evaluation of the costs and risks versus the benefits, arising from such transactions from time to time.

RISK FACTORS

        We are a non-diversified, closed end management investment company designed primarily as a long term investment and not as a trading vehicle. We do not intend to be a complete investment program. Because of the uncertainties inherent in all investments, there can be no assurance that we will achieve our investment objectives. All stock market investments involve risks, including the risk that you may lose some or all of your investment. Your Preferred Shares at any time may be worth less than you invested, even after taking into account distributions which may be due to you. Before deciding to purchase any of our shares you should consider the following material risks:

Risks Arising From Investing in Preferred Shares

        Auction Risk    There is no assurance that any particular auction will be successful and your ability to sell your Preferred Shares may be largely dependent on the success of an auction. You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares. Also, if you place a hold order at an auction (an order to retain Preferred Shares) only at a specified rate, and that specified rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Additionally, if you elect to buy or retain Preferred Shares without specifying a rate below which you would not wish to continue to hold those Preferred Shares, and the auction sets a rate below the current market rate, you may receive a lower rate of return on your Preferred Shares than the market rate. Finally, the rate period may be changed, subject to certain conditions and with notice to the holders of the Preferred Shares, which could also affect the liquidity of your investment. Neither the Broker-Dealers nor we are obligated to purchase Preferred Shares in an auction or otherwise, nor are we required to redeem Preferred Shares in the event of a failed auction. See "Description of Preferred Shares" and "The Auction—Auction Procedures".

        Secondary Market Risk    If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for your purchase price or their $25,000 per share liquidation preference plus accrued distributions. The value of income securities typically falls when market interest rates rise, and securities with longer maturities or interest rate reset periods are often affected more than securities whose maturities or interest rate reset periods are short. Accordingly, if we designate a special rate period (a rate period of more than seven days for the Preferred Shares), changes in interest rates are more likely to affect the price you would receive if you sold your shares in the secondary market. Only Broker-Dealers or persons who have relationships with Broker-Dealers may submit bids at our Preferred Shares auctions and this restriction may limit the potential buyers for Preferred Shares, even though we do not anticipate imposing significant restrictions on transfers to other persons. Broker-Dealers that participate in a secondary trading market for Preferred Shares are not required to maintain this market, and we are not required to redeem shares if either an auction or an attempted secondary market sale fails. The Preferred Shares will not be listed on a stock exchange or the Nasdaq Stock Market. Accordingly, there is no assurance that you will have liquidity of investment.

        Ratings and Asset Coverage Risk    In order to obtain ratings of Aaa and AAA from Moody's and Fitch, respectively, we must satisfy certain asset coverage and diversification requirements. See "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage" for a more detailed description of these requirements. While it is a condition to the closing of the offering that Moody's and Fitch assign ratings of Aaa and AAA, respectively, to the Preferred Shares, the ratings do not eliminate or mitigate the risks of investing in Preferred Shares. A rating agency could downgrade its rating or withdraw its rating of Preferred Shares, which may make Preferred Shares less liquid at an auction or in a secondary market, although such downgrade or withdrawal may result in higher distribution rates. If a rating agency downgrades or withdraws its rating of Preferred Shares, we may alter our portfolio or redeem Preferred Shares, if appropriate, to address rating agency concerns.

Moreover, the asset coverage and diversification requirements may have an impact on our investment decisions. For example, we may prefer investments which provide superior coverage and diversification to investments which may provide superior income or growth prospects.

        Leverage Risk    We use leverage for investment purposes by issuing Preferred Shares. It is currently anticipated that, taking into account the Preferred Shares being offered in this prospectus, the amount of leverage will represent approximately 33% of our managed assets immediately after such offering.

        Our leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage. We may from time to time consider changing the amount of our leverage in response to actual or anticipated changes in interest rates or the value of our investment portfolio. There can be no assurance that our leverage strategies will be successful.

        In addition, if the distribution rate on the Preferred Shares exceeds the net rate of return on our portfolio, our leverage will result in a lower net asset value than if we were not leveraged. Any decline in the value of our managed assets could increase the risk that we fail to meet our asset coverage requirements, that we lose our ratings on the Preferred Shares or, in an extreme case, that our current investment income is not sufficient to pay distributions on the Preferred Shares. Under such circumstances, we may be required to liquidate portfolio securities to redeem or repurchase some or all of the Preferred Shares, causing the possible realization of substantial losses and the incurrence of transaction costs. Our asset coverage requirements in some cases, may tend to restrict our flexibility to make investments.

        We have no present intent to borrow money from banks or other financial institutions or issue debt securities, although we may do so, particularly on a temporary basis, for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities. If we use additional leverage and realize losses or a decline in the value of our investment portfolio, you may realize a larger loss on your investment in our Preferred Shares than you would realize if we had not used additional leverage.

        Because the fee paid to our Advisor is calculated on the basis of our managed assets (which includes the liquidation preference of the Preferred Shares), the fee will be higher when leverage is utilized, and this may give our Advisor an incentive to favor the use of leverage.

        The distribution rates on our Preferred Shares will be based typically on short term interest rates. We intend to use part of the proceeds of this offering to buy securities that pay distributions to us. These distribution payments are typically, although not always, higher than short term interest rates. If short term interest rates rise, distribution rates on the Preferred Shares may rise and reduce our income. An increase in long term interest rates could cause the value of our investment portfolio to decline and reduce the asset coverage for the Preferred Shares. We may enter into interest rate swap or cap transactions with the intent to reduce the risk posed by increases in short term interest rates, but there is no guarantee that we will engage in these transactions or that these transactions will be successful in reducing interest rate risk.

        Payment Restrictions    Our ability to declare and pay distributions on our Preferred Shares and our common shares is restricted by our bylaws unless, generally, we continue to satisfy asset coverage requirements and in the case of common shares, unless all accumulated dividends on Preferred Shares have been paid. See "Description of Preferred Shares—Rating Agency Guidelines and Asset Coverage" and "Description of Common Shares". The restrictions on our distributions might prevent us from maintaining our qualification as a regulated investment company for federal income tax purposes. Although we intend to redeem Preferred Shares if necessary to meet asset coverage requirements, there can be no assurance that we will have sufficient funds to redeem or that redemptions will allow us to maintain our qualification as a regulated investment company under the Code.

General Risks of Investing in the Fund

Risks Arising From Our Organization and Investment Strategy

        Interest Rate Risks.    When interest rates rise, the market values of dividend paying securities usually fall. Because most of our investments will be in dividend paying securities, both our net asset value and the asset coverage for our Preferred Shares are likely to decline when interest rates rise. A material decline in our net asset value may impair our ability to maintain required levels of asset coverage for the Preferred Shares.

        We may enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on our Preferred Shares or our cost of borrowings. These hedges may mitigate, but are unlikely to eliminate, the impact of rising interest rates on our net asset value and the asset coverage for our Preferred Shares or the interest rate risk associated with a rising level of required distributions. If we enter an interest rate swap, a decline in short term interest rates may result in an increase in net amounts payable by us to the swap counterparty and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If we enter into interest rate hedging transactions, a decline in short term interest rates may result in a decline in our net asset value. A material decline in our asset value may impair our ability to maintain required levels of asset coverage for the Preferred Shares. See "Interest Rate Transactions".

        Trading Strategy Risks.    Our investment strategy involves our making frequent trades of our investment securities. We expect to buy some investment securities shortly before they trade ex-dividend and to sell some securities shortly after they trade ex-dividend. This strategy will result in our paying more brokerage commissions than a fund with an investment strategy which involves buying securities and holding them for extended periods. Our investment strategy may result in our realizing short term capital losses. This combination of our higher brokerage costs and possible capital losses may offset the benefits we received from the dividends we receive or cause us to experience losses. Also, because we expect to make frequent securities trades, the capital losses which we may realize may be short term capital loss which cannot be used to reduce our dividend income for tax purposes, while any gains we may realize may be short term capital gains which will be taxable as ordinary income and will not qualify for the reduced tax rates currently applicable to long term capital gains. See "Tax Matters".

        Portfolio Turnover Risks.    We will engage in short term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of our Advisor, investment considerations warrant such action. These policies, together with our ability to effect short sales of securities, may have the effect of increasing our annual rate of portfolio turnover. Although we cannot accurately predict our portfolio turnover rate, we expect that our annual portfolio turnover rate will likely be high (over 100%). The Portfolio Funds in which we invest may not be limited in their portfolio trading activity and may also have high turnover rates. A high turnover rate necessarily involves greater trading costs to us and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

        Limited Experience of Our Investment Advisor.    Our investment advisor has been in business since 2003. Our Advisor currently manages six other closed end funds and one open end mutual fund with about $401 million of total assets. Although the funds managed by our Advisor currently invest in REITs, we are the first fund managed by our Advisor which invests in other closed end funds or which employs a dividend capture strategy as a principal investment strategy to increase income.

        Non-Diversification Risks.    We are a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may have a significant part of its investments in a smaller number of securities than can a diversified fund. Having a larger amount of assets in a smaller number of securities makes a non-diversified fund, like us, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon us.

        Small Capitalization Risks.    Many of the investment securities in which we invest will be issued by REITs and Portfolio Funds which are smaller than most other publicly owned companies. The fixed operating expenses of small companies often represent a larger percentage of their revenues than those expenses represent in larger companies. Smaller companies also usually have less financial and other resources than larger companies. For these reasons, among others, we may suffer greater losses or declines in the values of our investments as a result of market changes than if we invested in securities issued only by larger companies.

        Liquidity Risks.    As noted above, we may invest in securities which are issued by REITs and Portfolio Funds which are smaller than most publicly owned companies and which have fewer securities outstanding. Securities of smaller companies are usually less liquid than securities of larger companies. Our Portfolio Funds will also be closed end funds and we may experience limited liquidity when we buy or sell shares of Portfolio Funds. Our investment strategy is to actively trade our investment securities to capture dividend income. If the securities in which we invest do not have sufficient trading liquidity we may be unable to sell our investment securities without realizing losses and we may be unable to successfully carry out our investment strategy.

        Concentration of Investments.    Our investments will be concentrated in the real estate industry. Factors adverse to the real estate industry may cause a general decline in the profitability or credit characteristics of companies in that industry. If the real estate industry suffers such a decline, the market value of the securities issued by real estate companies in which we have invested is likely to decline and, consequently, the value of our investment portfolio and our asset coverage for the Preferred Shares will decline.

        Anti-Takeover Provisions.    Our declaration of trust and our bylaws contain various provisions which may make it difficult for anyone to force us to convert to an open end fund or to cause a change of control of us. For example, shareholders or groups of shareholders working together are prohibited from owning more than 9.8% of our outstanding shares including our Preferred Shares. If the Fund were converted to open-end status, the Fund would have to redeem the Preferred Shares. See "Certain Provisions of the Declaration of Trust".

        Limited Operating History.    We are a recently organized company that commenced operations on December 18, 2007.

        Financial Market Risks.    Substantially all of our investment securities will be regularly traded on national securities exchanges or in the over the counter market. The market price of our investment securities will move up or down depending upon the relative number and prices of shares being offered for sale compared to the number and prices for which there are buyers. Sometimes these price movements are large and occur rapidly. The volatility of securities market prices has increased in recent years and it may continue to increase. Our use of Preferred Shares is leverage, which magnifies the financial market risk.

Risks Arising From Our Investments In REITs

        REITs are companies which build, buy, own, lease, finance and sell real estate. Under applicable tax laws, REITs are required to distribute substantially all of their income as dividends. Because REITs own and operate real estate and because they are unable to retain earnings, REITs are vulnerable to the risks affecting the real estate industry, including the following:

        Real Estate Cycle Risks.    Real estate values have been historically cyclical. As the general economy grows, demand for real estate increases and occupancies and rents increase. As occupancies and rents increase, property values increase and new development occurs. As development occurs, occupancies, rents and property values decline. Because leases are usually entered for long periods and development activities often require extended times to complete, the real estate value cycle often lags the general business cycle. Because of this cycle, real estate companies have historically often incurred large swings in their profits and the prices of their securities.

        Property Type Risks.    Many REITs focus on particular types of properties or properties which are especially suited for certain uses, and those REITs are affected by the risks which impact the users of their properties. For example:

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  REITs which invest in healthcare facilities may experience losses if their tenants receive lower Medicare and Medicaid rates.

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  REITs which own hotels often incur high repair and maintenance costs.

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  REITs which invest in shopping centers or other retail properties may experience vacancies and losses if large retail tenants file for bankruptcy and reject their leases.

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  REITs which invest in rental housing may decline in value whenever mortgage financing for single family homes becomes available at low rates or when there is a slowing of job creation and household formations.

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  REITs that focus on warehouse and industrial properties may be adversely affected by changing patterns of global trade.

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  REITs that invest in office buildings may experience increased vacancies and losses if certain types of tenants, such as call centers, transfer their operations to lower wage, out of Country locations.

        Location Risks.    Some REITs focus on particular geographic locations. The value of investments in these REITs and these REITs' abilities to pay dividends may decline if economic changes occur in the areas in which they focus. For example, the value of REIT investments in some parts of the U.S. Midwest, such as the Detroit area, have recently declined as a result of losses and job cuts in the U.S. auto industry in that area.

        Other Real Estate Risks.    REITs are exposed to special risks which affect real estate ownership and operations. For example:

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  REITs may be required to incur significant capital costs with little economic return on their investments by laws concerning public access or public safety.

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  Environmental laws may make REITs responsible for clean up costs at properties owned by the REITs even if the environmental damage was not caused by the REITs.

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  Property taxes and property insurance costs have recently increased materially in some geographic areas and for certain property types. If REITs are unable to pass through such costs increases to their tenants, these increases may result in reduced income and reduced valuations for affected properties and their REIT owners.

  •
  REITs are also subject to complicated rules regarding their ownership structure and investment activity. To the extent one of our REIT investments fails to comply with these rules, the REIT will be subject to tax as a corporation for U.S. federal income tax purposes, reducing our return on that particular investment.

Risks Arising From Our Investments In Portfolio Funds

        We expect that our investments in Portfolio Funds will be focused on those funds which regularly pay high levels of dividends, including funds which invest in fixed and floating rate income securities, funds which invest in preferred stock and domestic and international equity securities, funds which invest in real estate companies and funds which use investment strategies such as covered call option writing to generate high income. Our investments in these Portfolio Funds will expose us to the risks inherent in these funds:

        Fixed and Floating Rate Income Funds Risks.    Funds which invest in bonds and preferred shares are generally affected by changes in interest rates. When interest rates rise the value of funds which invest in fixed rate bonds and preferred securities generally decline. When interest rates decline, investors often direct their money away from funds which invest in floating rate bonds and preferred securities and the value of those funds may decline.

        Credit Risks.    The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. To the extent funds invest in debt securities such as bonds, the value of investments in those funds may be adversely affected if the issuers of the securities fail to pay their obligations on a timely basis. The value of funds which invest in ratable securities may also be adversely affected by rating agency downgrades of the securities owned by these funds.

        Real Estate Funds Risks.    Our Portfolio Funds which invest in real estate companies will be subject to similar real estate risks arising from our investment in REITs, as described above. Some real estate funds may invest in mortgage backed securities which are secured by real estate. Our investments in funds which invest in mortgage backed securities will be subject to real estate risks as well as the risks arising from funds which invest in fixed and floating rate income funds, as described above. While we do not currently expect to invest in Portfolio Funds which invest in real estate mortgages, to the extent our Portfolio Funds invest directly or indirectly in real estate mortgages, these mortgages may include high risk or subprime mortgages. High risk mortgages include mortgages extended to homeowners with poor credit or to homeowners with highly leveraged homes. Decreases in the underlying value of homes or negative changes in general economic conditions may cause homeowners with high risk mortgages to go into default and the value of high risk mortgages held by the Portfolio Funds to decline. The number of defaults among homeowners with high risk mortgages has been increasing recently.

        Income Strategy Funds Risks.    During the past few years, several closed end funds have been created to engage in an investment strategy known as "covered call option writing". This strategy allows these funds to earn income by selling call options on investment securities, but limits the gains which may be realized if the underlying securities increase in value. The long term value of funds which use these strategies has not yet been proved by historical experience.

        Foreign Funds Risks.    As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less rigorous accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less highly regulated manner and are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

        Sector Concentration Risks.    Some of the Portfolio Funds in which we will invest may invest substantially all of their managed assets in one sector or industry group and therefore carry risk of that particular sector or industry group. To the extent a Portfolio Fund focuses its investments in a specific sector, that Portfolio Fund will be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which may increase the volatility of our investment in such Portfolio Fund.

MANAGEMENT OF THE FUND

Investment Advisor

        As of the date of this prospectus, our Advisor has about $425 million of assets under management, consisting of the assets of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund, RMR Dividend Capture Fund and RMR Real Estate Securities Fund, a series of the RMR Funds Series Trust. Our Advisor is owned by Barry M. Portnoy and Adam D. Portnoy and is an affiliate of Reit Management. Reit Management has been in business since 1986, principally as the manager of three publicly owned U.S. REITs: Hospitality Properties Trust, which owns hotels and travel centers; HRPT Properties Trust, which owns office and industrial properties; and Senior Housing Properties Trust, which owns senior housing properties, assisted living facilities, hospitals and nursing homes. As of December 31, 2007, these three REITs had aggregate total market capitalization of over $13 billion. Reit Management also oversees the management of two publicly owned real estate based operating companies: Five Star Quality Care, Inc., which principally operates senior living communities, and TravelCenters of America LLC, which principally operates travel centers located along the U.S. interstate highway system. As of December 31, 2007, these two companies had aggregate total market capitalization of about $588 million. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is 617-796-8238.

Trustees and Officers

        The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and our Advisor, subject always to our investment objectives, restrictions and policies and to the general supervision of our board of trustees. One of our trustees is a beneficial owner of our Advisor. Some of our officers are also officers of Reit Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

Portfolio Managers

        Our portfolio managers are:

  •
  Fernando Diaz.  Mr. Diaz is one of our Vice Presidents. Mr. Diaz has been employed by our Advisor since May 2007 and is one of our Advisor's Vice Presidents. Since May 2007, Mr. Diaz also has been a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. Mr. Diaz also has been a portfolio manager of RMR Real Estate Securities Fund since its inception in January 2008. Prior to joining our Advisor, Mr. Diaz was a senior REIT analyst and assistant portfolio manager with GID Securities, LLC from 2006 to 2007 and a senior REIT analyst and assistant portfolio manager with SSgA/The Tuckerman Group from 2001 to 2006.

  •
  Adam D. Portnoy.  Mr. Portnoy is our President. Mr. Portnoy is also our Advisor's President and a minority beneficial owner of our Advisor. Since May 2007, Mr. Portnoy also has been a portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund. Mr. Portnoy also has been a portfolio manager of RMR Real Estate Securities Fund since its inception in January 2008. He is also a director, President, Chief Executive Officer and a minority beneficial owner of Reit Management. He is also a Managing Trustee of three REITs: HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust. Prior to joining our Advisor and REIT Management in 2003, Mr. Portnoy was Senior Investment Officer with the International Finance Corporation, a part of the World Bank Group, and an investment banker.

  •
  Barry M. Portnoy.  Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Real Estate Securities Fund since their inception in 2003, 2004, 2005 and 2008. Mr. Portnoy has also been a trustee of RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund since their inception in 2006 and 2007. He is also a Managing Trustee of three REITs: HRPT Properties Trust, Hospitality Properties Trust and Senior Housing Properties Trust, and he has held those positions since these companies began business in 1986, 1995 and 1999, respectively. Mr. Portnoy is also a Managing Director of Five Star Quality Care, Inc. and of TravelCenters of America LLC, and has been since these companies became publicly owned in 2001 and 2007, respectively. He is a director, Chairman and majority beneficial owner of Reit Management, a director, Vice President and majority beneficial owner of our Advisor.

        The portfolio managers function as a team. Generally, Mr. Barry Portnoy provides strategic guidance, while Mr. Diaz and Mr. Adam Portnoy are in charge of substantially all of the day to day operations, research and trading functions. More information concerning our portfolio managers' compensation, other accounts managed and ownership of securities is included in the SAI.

Advisory Agreement

        Under our investment advisory agreement with our Advisor, or our Advisory Agreement, our Advisor provides us with a continuous investment program, makes day to day investment decisions for us and generally manages our business affairs in accordance with our investment objectives and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates.

        Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 1% of our managed assets (including assets attributable to the Preferred Shares and the principal amount of borrowings, if any), payable monthly.

        In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, legal fees, costs of independent auditors, the costs of our internal audit and compliance activities, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, charges for being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, insurance, expenses to maintain and administer our dividend reinvestment plan and taxes, if any.

        Our board of trustees, and separately all of the trustees who are not "interested persons" (as defined in the 1940 Act) of our Advisor, have approved the Advisory Agreement between our Advisor and us dated July 12, 2007. Pursuant to its terms, the Advisory Agreement will remain in effect until July 11, 2009, and from year to year thereafter if approved annually: (i) by our board of trustees or by the holders of a majority of our outstanding voting shares; and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of our Advisor, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment. A discussion regarding the basis for the approval of the Advisory Agreement by our board of trustees will be available in our annual report to shareholders for the period ending December 31, 2007.

Administration Agreement

        Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street has been selected as our subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our managed assets at an annual rate equal to 0.04% of the first $250 million in assets, 0.025% of the next $250 million, 0.015% of the next $250 million and 0.01% of such assets in excess of $750 million, with a minimum fee of $95,000. State Street is paid monthly.

DESCRIPTION OF PREFERRED SHARES

        The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in article X of our bylaws, which is attached as Appendix A to the SAI.

General

        Our declaration of trust authorizes our issuance of an unlimited number of preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval. If the assets of the Fund increase, we may offer additional preferred shares to maintain the leverage ratio of the Fund.

        All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions (whether or not earned or declared by us). Preferred Shares will rank on parity with shares of any other class or series of preferred stock of the Fund as to the payment of periodic dividends or distributions, including distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares will, when issued, be fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

Distributions and Rate Periods

        General.    The following is a general description of distributions and rate periods for the Preferred Shares. The initial rate period will be eight days. The distribution rate for this period will be 4.00% per annum. Subsequent rate periods normally will be seven days for the Preferred Shares, and the distribution rate for each rate period will be determined by an auction generally held on the business day before commencement of the rate period. Subject to certain conditions, we may change the length of subsequent rate periods, depending on our needs and our Advisor's outlook for interest rates and other market factors, by designating them as special rate periods. See "—Designations of Special Rate Periods" below.

        Distribution Payment Dates.    Distributions on Preferred Shares will be payable, when, as and if declared by our board of trustees, out of legally available funds in accordance with our declaration of trust, bylaws and applicable law. Each distribution rate determined in an auction generally will apply to the period beginning on the first business day after the auction and lasting through the date of the next auction. If distributions are payable on a day that is not a business day, then distributions will generally be payable on the next day if such day is a business day, or as otherwise specified in our declaration of trust or bylaws.

        Distributions will be paid through DTC on each distribution payment date. The distribution payment date will normally be the first business day after the rate period ends. DTC, in accordance with its current procedures, is expected to distribute amounts received from the Auction Agent in same-day funds on each distribution payment date to agent members (members of DTC that will act on behalf of existing or potential Preferred Shareholders). These agent members are in turn expected to pay these distributions to the persons for whom they are acting as agents. The current Broker-Dealers have indicated that distribution payments will be available in same-day funds on each distribution payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

        Calculation of Distribution Payment.    We compute the amount of distributions per share payable on Preferred Shares by determining a rate, derived by multiplying the stated rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period or part thereof, and the denominator of the fraction will be 360 for any rate period, including a special rate period. This rate is multiplied by $25,000 to arrive at the distributions per share. Initial distributions on Preferred Shares will accumulate from the date of their original issue, which is expected to be February 11, 2008. For each rate period after the initial rate period, the distribution rate will be the rate determined at auction, except as described below. The distribution rate that results from an auction generally will not be greater than the maximum applicable rate.

        The maximum applicable rate for any regular rate period will be (as set forth in the table below) the greater of (A) the applicable percentage of the Reference Rate or (B) the applicable spread plus the Reference Rate. The "Reference Rate" is the applicable LIBOR Rate, as defined in article X of our bylaws, for a dividend period or a special distribution period of fewer than 365 days), or the applicable Treasury Index Rate (for a special distribution period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such distribution payment period. The applicable percentage and applicable spread will be determined based on the lower of the credit rating or ratings assigned to the Preferred Shares by Fitch and Moody's. If Fitch and Moody's or both do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable distribution period for the Preferred Shares.

Applicable Percentage Table

Ratings for Preferred Shares
		Applicable Percentage of Reference Rate
Moody's	Fitch		Applicable Spread
Aa3 or higher	AA- or higher	200%	200 bps
A3 to A1	A- to A+	250%	250 bps
Baa3 to Baa1	BBB- to BBB+	275%	275 bps
Ba1 and lower	BB+ and lower	325%	325 bps

        Assuming the Fund maintains an Aaa/AAA rating on the Preferred Shares, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate
1%	2.00%	3.00%	Spread
2%	4.00%	4.00%	Either
3%	6.00%	5.00%	Percentage
4%	8.00%	6.00%	Percentage
5%	10.00%	7.00%	Percentage
6%	12.00%	8.00%	Percentage

        On or prior to each distribution payment date, we are required to deposit with the Auction Agent sufficient funds for the payment of declared distributions. The failure to make such deposit will not result in the cancellation of any auction. We do not intend to establish any reserves for the payment of distributions.

        In most cases, if an auction for Preferred Shares is not held when scheduled, the distribution rate for the corresponding rate period will be the maximum rate on the date the auction was scheduled to be held. The maximum rate would not apply, for example, if an auction could not be held when scheduled because the New York Stock Exchange was closed for three or more consecutive business days due to circumstances beyond its control or the Auction Agent was not able to conduct an auction in accordance with the Auction Procedures (as defined below) due to circumstances beyond its control.

        Distribution Restrictions.    While any of the Preferred Shares are outstanding, we generally may not pay or set apart for payment, any dividend or other distribution in respect of our common shares (other than in additional common shares or rights to purchase common shares) or repurchase any of our common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

  •
  In the case of the Moody's coverage requirements, immediately after such transaction, the aggregate Moody's discounted value (i.e., the aggregate value of our portfolio discounted according to Moody's criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the Preferred Shares, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see "—Rating Agency Guidelines and Asset Coverage" below);

  •
  In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate Fitch discounted value (i.e., the aggregate value of our portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

  •
  Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under "—Rating Agency Guidelines and Asset Coverage" below) is met;

  •
  Full cumulative distributions on the Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by us to be available for payment on the date payment is due to the Auction Agent; and

  •
  We have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in our declaration of trust or bylaws.

        We generally will not declare, pay or set apart for payment any distribution on any of our shares ranking as to the payment of distributions on a parity with Preferred Shares unless we have declared and paid or contemporaneously declare and pay full cumulative distributions on the Preferred Shares through our most recent distribution payment date. However, when we have not paid distributions in full on the Preferred Shares through the most recent distribution payment date or upon any shares of the Fund ranking, as to the payment of distributions, on a parity with Preferred Shares through their most recent respective distribution payment dates, the amount of distributions declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated distributions per share on the Preferred Shares and such other class or series of shares bear to each other.

        Designations of Special Rate Periods.    In certain circumstances we may designate any succeeding subsequent rate period as a special rate period consisting of a specified number of rate period days evenly divisible by seven, subject to certain adjustments. A designation of a special rate period shall be effective only if, among other things, (a) we shall have given certain notices to the Auction Agent, which will include a report showing that, as of the third business day next preceding the proposed special rate period, the Moody's discounted value and Fitch discounted value, as applicable, were at least equal to the Preferred Shares Basic Maintenance Amount; (b) an auction shall have been held on the auction date immediately preceding the first day of such proposed special rate period and sufficient clearing bids shall have existed in such auction; and (c) if we shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the Auction Agent. We also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. We will give Preferred Shareholders notice of a special rate period as provided in our bylaws.

Redemption

        Mandatory Redemption.    In the event we do not timely cure a failure to maintain (a) a discounted value of our portfolio equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, Preferred Shares will be subject to mandatory redemption on a date specified by our board of trustees out of funds legally available therefor in accordance with our bylaws and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by the Fund) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. See article X of our bylaws, attached as Appendix A to the SAI, for a complete listing of the circumstances in which we must redeem Preferred Shares.

        In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, we will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and any other preferred shares of the Fund subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, we may redeem such shares pro rata from the holders in proportion to their holdings, or by any other method that we deem fair and equitable.

        Optional Redemption.    We have the option to redeem shares of the Preferred Shares, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on the second business day preceding a distribution payment date at the redemption price per share of $25,000, plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared by us) to (but not including) the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No Preferred Shares may be redeemed if the redemption would cause us to violate the 1940 Act or applicable law. We have the authority to redeem the Preferred Shares for any reason.

        Except for the provisions described above, nothing contained in our bylaws limits any right of the Fund to purchase or otherwise acquire any Preferred Shares outside of an auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any shares for which Notice of Redemption has been given and we meet the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by us shall have no voting rights. If fewer than all the outstanding shares of the Preferred Shares are redeemed or otherwise acquired by us, we shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by our board of trustees.

Liquidation

        Subject to the rights of holders of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution is made on the common shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all distributions thereon (whether or not earned or declared by us) accumulated but unpaid to (but not including) the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to Preferred Shareholders of the full preferential amounts provided for as described herein, Preferred Shareholders as such shall have no right or claim to any of our remaining assets.

        Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

Rating Agency Guidelines and Asset Coverage

        We are required under Moody's and Fitch guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount. The discounted value of an asset (other than cash and cash equivalents) is a specified percentage of its full value; this discounting is intended to provide increased assurance of adequate asset coverage in the face of expected or unexpected fluctuation in the value of the assets. Moody's and Fitch have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and Fitch guidelines impose certain diversification requirements on our portfolio. Other than as needed to meet the asset coverage tests, the Moody's and Fitch guidelines do not impose any absolute limitations on the percentage of our assets that may be invested in holdings not eligible for inclusion in the calculation of the discounted value of our portfolio. The amount of ineligible assets included in our portfolio at any time depends upon the rating, diversification and other characteristics of the assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected distribution and other payment obligations of the Fund.

        We are also required under the 1940 Act to maintain the 1940 Act Preferred Shares Asset Coverage. Our 1940 Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding and in connection with the declaration of any distribution on, or repurchase of, any common or preferred stock. The minimum required 1940 Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the 1940 Act is amended. Based on the composition of the portfolio of the Fund and market conditions as of December 31, 2007, the 1940 Act Preferred Shares Asset Coverage with respect to all of our preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $260,000 and the application of the net proceeds as described under "Use of Proceeds" would have been computed as follows:

Value of Fund assets less liabilities not constituting senior securities	=	$33,182,248	=	332%

Senior securities representing indebtedness plus liquidation value of the Preferred Shares		$10,000,000

        In the event we do not timely cure a failure to maintain (a) a discounted value of our portfolio at least equal to the Preferred Shares Basic Maintenance Amount in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, or (b) the 1940 Act Preferred Shares Asset Coverage, we will be required to redeem Preferred Shares as described under "Redemption—Mandatory Redemption" above.

        We may, but are not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change or withdraw such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions that have been adopted by us pursuant to the rating agency guidelines in the event we receive confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

        Our board of trustees may amend the definition of maximum rate to increase the percentage amount by which the Reference Rate is multiplied to determine the maximum rate without the vote or consent of the Preferred Shareholders or of any other of our shareholders, provided that immediately following any such increase we could meet the Preferred Shares Basic Maintenance Amount Test.

        As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by us and our Advisor and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. Our common shares have not been rated by a rating agency.

        A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. We will pay certain fees to Moody's and Fitch for rating Preferred Shares.

Voting Rights

        Except as otherwise provided in this prospectus and in the SAI, in our declaration of trust and our bylaws, or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and holders of any other shares of preferred shares of the Fund (one vote per share) and will vote together with holders of common shares and holders of any other preferred shares of the Fund as a single class.

        Holders of outstanding Preferred Shares, voting as a separate class, are entitled at all times to elect two of our trustees. The remaining trustees normally are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. If at any time distributions (whether or not earned or declared by us) on outstanding preferred shares, including Preferred Shares, shall be due and unpaid in an amount equal to two full years' distributions thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such distributions, then, as the sole remedy of holders of outstanding Preferred Shares, the number of trustees constituting the board of trustees shall be increased and holders of Preferred Shares shall be entitled to elect additional trustees such that the trustees elected solely by Preferred Shareholders will constitute a majority of our trustees, as described in our bylaws. If we thereafter shall pay, or declare and set apart for payment, in full, distributions payable on all outstanding Preferred Shares, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional trustees so elected by the Preferred Shareholders (but not of the trustees with respect to whose election the holders of common shares were entitled to vote or the two trustees the Preferred Shareholders have the right to elect in any event), will terminate automatically.

        So long as any Preferred Shares are outstanding, we will not, without the affirmative vote or consent of holders of seventy-five percent (75%) of each class of shares outstanding, authorize our conversion from a closed end to an open end investment company. So long as any Preferred Shares are outstanding, we will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at such time (voting together as a separate class):

  (a)
  authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or distributions, including distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or authorize, create or issue additional preferred shares, unless, in the case of preferred stock on a parity with the Preferred Shares, we obtain confirmation from Moody's (if Moody's is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) or any substitute rating agency (if any such substitute rating agency is then rating the Preferred Shares) that the issuance of such a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and we continue to comply with Section 13 of the 1940 Act, the 1940 Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

  (b)
  amend, alter or repeal the provisions of our bylaws by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or Preferred Shareholders; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Preferred Shareholders and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and distributions, including distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating the Preferred Shares and such issuance would, at the time thereof, cause us not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount; or

  (c)
  approve any reorganization (as such term is used in the 1940 Act) adversely affecting the Preferred Shares.

        So long as any Preferred Shares are outstanding, we shall not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as we are solvent and do not foresee becoming insolvent.

        We will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in our bylaws of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Even with such a vote, some of the actions set forth in (a) or (b) above may not be permitted under the 1940 Act. Unless a higher percentage is provided for under our bylaws, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding Preferred Shares means the affirmative vote of the lesser of (a) 67% or more of the outstanding Preferred Shares present at a meeting of Preferred Shareholders or represented by proxy if the holders of more than 50% of the outstanding Preferred Shares are present or represented by proxy or (b) more than 50% of the outstanding Preferred Shares. However, to the extent permitted by Massachusetts law, our declaration of trust and our bylaws, no vote of holders of common shares, either separately or together with holders of Preferred Shares as a single class, is necessary to take the actions contemplated by (a) and (b) above.

        The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

THE AUCTION

General

        Our bylaws provide that, except as otherwise described herein, the applicable distribution rate for Preferred Shares for each rate period after the initial rate period shall be equal to the rate per annum that the Auction Agent advises us has resulted on the business day preceding the first day of such subsequent rate period (an "auction date") from implementation of the auction procedures (the "Auction Procedures") set forth in our bylaws and summarized below, in which persons determine to hold or offer to sell or, based on distribution rates bid by them, offer to purchase or sell Preferred

Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "auction." See our bylaws for a more complete description of the auction process.

        Auction Agency Agreement.    We will enter into an auction agency agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the applicable rate for Preferred Shares so long as the applicable rate is to be based on the results of an auction.

        The Auction Agent may terminate the Auction Agency Agreement upon notice to us on a date no earlier than 60 days after such notice (30 days if such termination is because amounts due to the Auction Agent are unpaid). If the Auction Agent should resign, we will use our reasonable best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. We may remove the Auction Agent at any time upon prior notice provided that prior to such removal we shall have entered into such an agreement with a successor Auction Agent.

        Broker-Dealer Agreements.    Each auction requires the participation of one or more Broker-Dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more Broker-Dealers selected by us, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

        The Auction Agent will pay to each Broker-Dealer after each auction, from funds provided by us, a service charge at the annual rate of 1/4 of 1%, for any auction preceding a rate period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer, for any auction preceding a rate period of one year or more, of the liquidation preference ($25,000 per share) of the Preferred Shares held by a Broker-Dealer's customer upon settlement in the auction.

        We may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination. The Auction Agent may not terminate the Broker-Dealer Agreements without our consent.

Broker-Dealer Bidding

        Each Broker-Dealer is permitted, but not obligated, to submit orders in auctions for its own account either as an existing holder or a potential seller bidder or a seller and may routinely do so in the auction rate securities market in its sole discretion. If a Broker-Dealer submits an order for its own account, it would have an advantage over other bidders because such Broker-Dealer would have knowledge of some or all of the other orders placed through such Broker-Dealer in that auction. Therefore, a Broker-Dealer could determine the rate and size of its order to increase the likelihood that its order will be accepted in the auction or that the auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Auction Agent, with funds provided by us, to serve as a Broker-Dealer in the auction, each Broker-Dealer's interests in conducting an auction may differ from those of holders of Preferred Shares ("Beneficial Owners") and potential beneficial owners who participate in auctions. See "Auction Dealer Fees." A Broker-Dealer would not have knowledge of orders submitted to the Auction Agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a Broker-Dealer Agreement.

        Each Broker-Dealer may routinely place one or more bids in an auction for its own account to acquire the Preferred Shares for its inventory, to seek to prevent an event in which there are insufficient clearing bids ("Auction Failure Event") (which would result in the distribution rate being set at the maximum rate on the auction date) or to seek to prevent an auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the Preferred Shares. Each Broker-Dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding for its own account, each Broker-Dealer may also bid outside or inside the range of rates that it posts in its "price talk." See "Price Talk." Each Broker-Dealer also may routinely encourage bidding by others in auctions, including to prevent an Auction Failure Event or an auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the Preferred Shares. Each Broker-Dealer may routinely encourage such bids even after obtaining knowledge of some or all of the other orders submitted through it.

        Bids by any Broker-Dealer or by those it may encourage to place bids are likely to affect (i) the distribution rate—including preventing the applicable rate from being set at the maximum rate on the auction date or otherwise causing bidders to receive a higher or lower rate than they might have received had such Broker-Dealer not bid or not encouraged others to bid and (ii) the allocation of Preferred Shares being auctioned—including displacing some Beneficial Owners or potential beneficial owners who may have their bids rejected or receive fewer Preferred Shares than they would have received if such Broker-Dealer had not bid or encouraged others to bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the Preferred Shares involves no significant liquidity or credit risk. No Broker-Dealer is obligated to continue to place such bids or encourage other bidders to do so in any particular auction to prevent an auction from failing or clearing at a distribution rate such Broker-Dealer believes does not reflect the market for the Preferred Shares. Investors should not assume that any Broker-Dealer will do so or that Auction Failure Events will not occur. Investors should also be aware that bids by a Broker-Dealer or by those it may encourage to place bids may cause unfavorable distribution rates to occur.

        In any particular auction, if all outstanding Preferred Shares are the subject of submitted hold orders, the applicable rate for the next succeeding distribution period will be below the market rate on such action date, as described below (such a situation is called an "All Hold Auction"). When an All Hold Auction is likely, a Broker-Dealer may, but is not obligated to, advise Beneficial Owners of that fact, which might facilitate the submission of bids by Beneficial Owners that would avoid the occurrence of an All Hold Auction. If a Broker-Dealer decides to inform Beneficial Owners of the likelihood of an All Hold Auction, it will make that information available to all Beneficial Owners at the same time. If a Broker-Dealer holds any Preferred Shares for its own account on an auction date, such Broker-Dealer will submit a sell order into the auction with respect to such Preferred Shares, which would prevent that auction from being an All Hold Auction. A Broker-Dealer may, but is not obligated to, submit bids for its own account in that same auction, as set forth above.

Auction Dealer Fees

        For many auction rate securities, a broker-dealer is appointed by the issuer of the securities to serve as a dealer for the related auctions and is paid by the issuer for its services. With respect to the Preferred Shares, each Broker-Dealer has been appointed to serve as a dealer in the auctions pursuant to the Broker-Dealer Agreement between the Auction Agent and such Broker-Dealer. Each Broker-Dealer Agreement provides that the Auction Agent will pay to each Broker-Dealer from funds provided by us auction dealer fees at an annual rate of a percentage of the principal amount of the Preferred Shares sold or successfully placed through such Broker-Dealer. As a result, a Broker-Dealer's interests in conducting auctions may differ from those of investors who participate in auctions.

        A Broker-Dealer may share a portion of the auction dealer fees it receives from the Auction Agent with other broker-dealers that submit orders through such Broker-Dealer that such Broker-Dealer successfully places in the auction. In general, auction dealers may share with a Broker-Dealer a portion of the fees they receive from an issuer when those dealers submit orders for such Broker-Dealer (on behalf of such Broker-Dealer or its customers) into auctions in which such Broker-Dealer does not serve as a dealer. Similarly, with respect to auctions for other auction rate securities for which a Broker-Dealer does not serve as a dealer, the other broker-dealers who serve as dealers in those auctions may share auction dealer fees with such Broker-Dealer for orders that such Broker-Dealer submits through those broker-dealers that those broker-dealers successfully place in those auctions.

Price Talk

        Before the start of an auction, a Broker-Dealer may, in its discretion, make available to Beneficial Owners and potential beneficial owners such Broker-Dealer's good faith judgment of the range of likely clearing rates for the auction, based on market and other information. This is known as "price talk." Price talk is not a guarantee that the distribution rate established through the auction will be a distribution rate within the price talk, and Beneficial Owners and potential beneficial owners are free to use it or ignore it. If a Broker-Dealer provides price talk, such Broker-Dealer will make the price talk available to all Beneficial Owners and potential beneficial owners. A Broker-Dealer may occasionally update and change the price talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Such Broker-Dealer will make such changes available to all Beneficial Owners and potential beneficial owners that were given the original price talk.

All-or-Nothing Bids

        No Broker-Dealer accepts "all-or-nothing" bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of Preferred Shares where there are not sufficient sell orders to fill all bids at the clearing rate.

No Assurances Regarding Auction Outcomes

        None of the Broker-Dealers provides any assurance as to the outcome of any auction. Nor does any Broker-Dealer provide any assurance that any orders will be accepted or that the auction will clear at a rate that a bidder considers acceptable. Bids may be rejected or may be only partially filled, and the rate on any Preferred Shares purchased or retained may be lower than the bidder expected.

Deadlines/Auction Periods

        Each particular auction has a formal time deadline by which all bids must be submitted by each Broker-Dealer to the Auction Agent. This deadline is called the "Submission Deadline." To provide sufficient time to process and submit customer bids to the Auction Agent before the Submission Deadline, each Broker-Dealer imposes an earlier deadline—called the "Internal Submission Deadline"—by which bidders must submit bids to such Broker-Dealer. The Internal Submission Deadline is subject to change by such Broker-Dealer. A Broker-Dealer may allow for correction of clerical errors after the Internal Submission Deadline and prior to the Submission Deadline. A Broker-Dealer may submit Bids for its own account at any time until the auction Submission Deadline. The Auction Agent may allow for the correction of clerical errors for a specified period of time after the auction Submission Deadline.

        During any auction period, the Fund may, pursuant to the terms of the Auction Procedures, designate a special rate period. In auctions that are subject to the special rate period, a Broker-Dealer may place a bid to buy the Preferred Shares that may effectively place an upper limit on the rate that can be set at the auction at a rate that is below the maximum rate on that auction date. Such Broker Dealer may negotiate a separate fee from the Fund in such circumstances.

Beneficial Owner's Ability to Resell Preferred Securities May Be Limited

        Beneficial Owners will be able to sell all of the Preferred Shares in an auction that are the subject of submitted sell orders only if there are bidders willing to purchase all those Preferred Shares offered for sale in the auction. If sufficient clearing bids have not been made, Beneficial Owners that have submitted sell orders will not be able to sell in the auction all, and may not be able to sell any, of the Preferred Shares subject to such submitted sell orders. As discussed above (see "Broker-Dealer Bidding"), a Broker-Dealer may submit a bid in an auction to keep it from failing, but it is not obligated to do so. There may not always be enough bidders to prevent an auction from failing in the absence of a Broker-Dealer bidding in the auction for its own account or encouraging others to bid. Therefore, Auction Failure Events are possible, especially if the Fund's credit were to deteriorate, a market disruption were to occur or if, for any reason, a Broker-Dealer were unable or unwilling to bid.

        Between auctions, there can be no assurance that a secondary market for the Preferred Shares will develop or, if it does develop, that it will provide Beneficial Owners the ability to resell the Preferred Shares in the secondary market on the terms or at the times desired by an Beneficial Owner. A Broker-Dealer may, in its own discretion, decide to buy or sell the Preferred Shares in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below, or above the par value of the Preferred Shares. However, no Broker-Dealer is obligated to make a market in the Preferred Shares, and may discontinue trading in the Preferred Shares without notice for any reason at any time. Beneficial Owners who resell between auctions may receive less than par value, depending on market conditions.

        The ability to resell the Preferred Shares will depend on various factors affecting the market for the Preferred Shares, including news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the Preferred Shares (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the Preferred Shares (including recent clarification of U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions or press reports, financial reporting cycles and market conditions generally. Demand for the Preferred Shares may change without warning, and declines in demand may be short-lived or continue for longer periods.

        The Auction Agency Agreement provides that the Auction Agent may resign from its duties as Auction Agent by giving at least 60 days notice to us, or if we owe amounts to the Auction Agent, at least 30 days notice to us, and does not require, as a condition to the effectiveness of such resignation, that a replacement Auction Agent be in place if its fee has not been paid. Each Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon five days notice or immediately, in certain circumstances, and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. Resignation of the Auction Agent under the Auction Agent Agreement or a Broker-Dealer under a Broker-Dealer Agreement could impact the ability of the Fund to hold auctions. For any auction period during which there is no duly appointed Auction Agent, or during which there is no duly appointed Broker-Dealer, it will not be possible to hold auctions, with the result that the interest rate on the Preferred Shares will be the maximum rate on that auction date.

SEC Inquiries

        RBC Dain Rauscher Inc., as the Underwriter of the Preferred Shares, has advised us that it and various other firms that participate in the auction rate securities market, which includes the market for Preferred Shares, received letters from the SEC staff in May 2004 requesting information about their respective practices and procedures in the auction rate securities market. Pursuant to these requests, the Underwriter and other firms provided information to the SEC staff. On May 31, 2006, the SEC announced that the Underwriter and a number of firms who were active participants in the auction rate securities market settled allegations against them by agreeing to be censured, to pay in the aggregate approximately $13 million in penalties and to agree to certain undertakings.

Auction Procedures

        Prior to the submission deadline on each auction date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders with respect to such Preferred Shares to that Broker-Dealer as follows:

  •
  Hold order—indicating its desire to hold such shares without regard to the applicable rate for the next rate period;

  •
  Bid—indicating its desire to sell such shares at $25,000 per share if the applicable rate for the next rate period thereof is less than the rate specified; and/or

  •
  Sell order—indicating its desire to sell such shares at $25,000 per share without regard to the applicable rate for the next rate period thereof.

        A Beneficial Owner may submit different orders and types of orders to its Broker-Dealer with respect to Preferred Shares then held by the Beneficial Owner. A Beneficial Owner that submits its bid with respect to Preferred Shares to its Broker-Dealer having a rate higher than the applicable maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A Beneficial Owner that fails to submit an order to its Broker-Dealer with respect to its shares will ordinarily be deemed to have submitted a hold order with respect to its shares to its Broker-Dealer. However, if a Beneficial Owner fails to submit an order with respect to such shares to its Broker-Dealer for an auction relating to a special rate period of more than 28 days, such Beneficial Owner will be deemed to have submitted a sell order. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a potential beneficial owner as discussed below.

        A potential beneficial owner is either a customer of a Broker-Dealer that is not a Beneficial Owner but wishes to purchase Preferred Shares or that is a Beneficial Owner that wishes to purchase additional Preferred Shares. A potential beneficial owner may submit bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the applicable rate for such Preferred Shares for the next rate period is not less than the specified rate in such bid. A bid placed by a potential beneficial owner specifying a rate higher than the maximum rate on the auction date will not be accepted.

        The Broker-Dealers in turn will submit the orders of their respective customers who are Beneficial Owners and potential beneficial owners to the Auction Agent. The Broker-Dealers will designate themselves (unless otherwise permitted by us) as existing holders of shares subject to orders submitted or deemed submitted to them by Beneficial Owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the Auction Agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a Beneficial Owner or potential beneficial owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an order for any Preferred Shares held by it or customers who are Beneficial Owners will be treated as a Beneficial Owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the Auction Agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

        The applicable rate for Preferred Shares for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates in the submitted bids, would result in existing holders and potential holders owning all the Preferred Shares available for purchase in the auction.

        If there are not sufficient clearing bids for Preferred Shares, the applicable rate for the next rate period will be the maximum rate on the auction date. However, if we have declared a special rate period and there are not sufficient clearing bids, the election of a special rate period will not be effective and a regular rate period will commence. If there are not sufficient clearing bids, Beneficial Owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all Preferred Shares subject to such sell orders. If all of the applicable outstanding Preferred Shares are the subject of submitted hold orders, then the applicable rate for the next rate period will be 80% of the Reference Rate.

        The Auction Procedures include a pro rata allocation of Preferred Shares for purchase and sale that may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of Preferred Shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

        Settlement of purchases and sales will be made on the next business day (which is also a distribution payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same day funds.

        The auctions for Preferred Shares will normally be held every seven days, and a rate period will normally begin on the following business day.

        If an auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an auction in accordance with the Auction Procedures for any such reason, then the applicable rate for the next rate period will be the rate determined on the previous auction date.

        If a distribution payment date is not a business day because the New York Stock Exchange is closed for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the distribution payable on such date can not be paid for any such reason, then:

  •
  the distribution payment date for the affected rate period will be the next business day on which we and our paying agent, if any, can pay the distribution;

  •
  the affected rate period will end on the day it otherwise would have ended; and

  •
  the next rate period will begin and end on the dates on which it otherwise would have begun and ended.

        The following is a simplified example of how a typical auction works. Assume that we have 1,000 outstanding Preferred Shares and three current holders. The three current holders and three potential holders submit orders through Broker-Dealers at the auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if distribution rate is less than 3.0%	Bid order of 3.0% rate for all 500 shares
Current Holder B	Owns 300 shares, wants to hold	Hold order—will take the distribution rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if distribution rate is less than 2.0%	Bid order of 2.0% rate for all 200 shares
Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 2.5%
Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 2.0%
Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 3.0%

        The lowest distribution rate that will result in all 1,000 Preferred Shares continuing to be held is 2.5% (the offer by D). Therefore, the distribution rate will be 2.5%. Current holder A will sell its Preferred Shares because A's distribution rate bid was higher than the distribution rate. Current holders B and C will continue to own their Preferred Shares. Potential holder D will buy 200 Preferred Shares and potential holder E will buy 300 Preferred Shares because their bid rates were at or below the distribution rate. Potential holder F will not buy any Preferred Shares because its bid rate was above the distribution rate.

Secondary Market Trading and Transfer of Preferred Shares

        The Broker-Dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and if they do, they may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity. Our Preferred Shares will not be listed on any stock exchange or on the Nasdaq Stock Market.

        Investors who purchase our Preferred Shares in an auction (particularly if we have declared a special rate period) should note that because the distribution rate on such shares will be fixed for the length of such rate period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction, depending upon market conditions.

        A Beneficial Owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a bid or sell order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the existing holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by us) to whom such transfer is made shall advise the Auction Agent of such transfer.

DESCRIPTION OF COMMON SHARES

        Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this prospectus, there are 1,255,000 of our common shares outstanding. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of our assets upon liquidation. Our common shares are fully paid and non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting.

        If Preferred Shares are outstanding, common shareholders will not be entitled to receive any distributions from us unless all accrued and payable distributions on Preferred Shares have been paid, and unless asset coverage, as defined in the 1940 Act, with respect to Preferred Shares is at least 200% after giving effect to the distributions. Similarly, if borrowings are outstanding, we may not pay distributions to common or preferred shareholders unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to the distributions.

        Our common shares are traded on the AMEX under the symbol "RCR". We intend to hold annual meetings of shareholders.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

        Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state or foreign jurisdiction refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for our acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable for our acts on account of being or having been our shareholder. Thus, your risk of incurring financial loss for our actions merely by reason of your status as a shareholder is limited to circumstances in which a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, the complaining party is held not to be bound by our disclaimer and we are unable to meet our indemnification obligations.

        Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

  •
  Our board of trustees is divided into three classes having initial terms which end in 2008, 2009 and 2010, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

  •
  The number of our trustees is currently five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority vote of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

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  Our trustees may only be removed from office for cause and by a vote of 75% of our shares entitled to vote for election of such trustee.

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  Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our shares by vote or by value.

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  The affirmative vote of 75% of our board of trustees and of 75% of each class of our outstanding shares entitled to vote on the matter is required to convert us from a closed end to an open end investment company.

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  Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and of at least 75% of our shares outstanding and entitled to vote on the matter:

  •
  our merger, consolidation, reorganization or recapitalization to combine with another entity;

  •
  the sale, lease or transfer of all or substantially all of our assets; or

  •
  our liquidation or termination; and

    provided, if any of the foregoing actions are approved by at least 75% of our board of trustees then in office, then the shareholder vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law; and, if applicable law requires shareholder approval, the shareholder vote required will be the lesser of (i) a simple majority of the shares voted or (ii) the least legally permitted percentage of the shares voted. Otherwise, if applicable law does not permit approval by a percentage of shares voted, the required shareholder vote will be the lesser of (i) a simple majority of the voting shares outstanding and entitled to vote, or (ii) the least amount permitted by applicable law.

  •
  Our declaration of trust contains provisions which generally prevent shareholder nominations of trustees from being considered at annual meetings of shareholders unless certain information about the nominee and about the shareholder or shareholders making the nomination is provided and we receive notice of the nominations at least 90 and not more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our declaration of trust and bylaws. Except as may be required by applicable law, shareholder nominations that meet the requirements of our declaration of trust and bylaws will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but, if they have been properly made, they may be considered at the annual meeting whether or not they are supported by our board of trustees.

  •
  Our declaration of trust contains provisions which generally prevent shareholder proposals, other than nominations of trustees, from being considered at a shareholders annual meeting unless specified information about the proposal and about the shareholder or shareholders making the proposal is provided and we receive notice of the proposals at least 90 and not more than 120 days prior to the first anniversary of the date of mailing of the preceding year's annual meeting. Shareholder proposals must also be made in compliance with other requirements for shareholder proposals set forth in our declaration of trust and bylaws. Except as may be required by applicable law, shareholder proposals that meet the requirements of our declaration of trust and bylaws will not be included in our proxy for an annual meeting unless these proposals are also supported by our board of trustees, but, if they have been properly made, such proposals may be considered at the annual meeting whether or not they are supported by our board of trustees.

  •
  Our declaration of trust provides that a quorum for the transaction of business at a shareholders meeting shall be one third of the shareholders entitled to vote at the meeting. However, our declaration of trust authorizes our board of trustees to establish a different quorum requirement in our bylaws or in a notice of the shareholders meeting which is approved by our board of trustees provided such quorum requirement complies with applicable law and the rules of any stock exchange on which our shares are listed.

  •
  Regarding the election of trustees: except as may be required by applicable law or by the rules of any stock exchange on which our shares are listed, our declaration of trust requires: (i) in an uncontested election, a majority of votes cast at the shareholders meeting shall be required for election of trustees; (ii) in a contested election with more than one candidate for a trustee position, a majority of votes outstanding and entitled to vote for the trustee shall be required for election; and (iii) the votes required for election of trustees may be changed in the bylaws or in a notice of the shareholders meeting which is approved by our board of trustees provided such required vote complies with applicable law and the rules of any stock exchange on which our shares are listed.

  •
  Regarding proposals for shareholder actions other than election of trustees and approvals of mergers, sale of substantially all of our assets, liquidation or other actions specifically addressed in our declaration, our declaration of trust provides that, except as may be required by applicable law or by the rules of any stock exchange on which our shares are listed, the shareholder votes required for approval shall be: (A) if the action has been approved by a majority of our board of trustees then in office, the lesser of (i) a majority of votes cast at the shareholders meeting or (ii) the least amount permitted by applicable law or the applicable listing rules; and (B) if the action has not been approved by a majority of our board of trustees then in office, 75% of our shares outstanding and entitled to vote.

  •
  Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees and generally do not allow shareholders to take actions by written consent or otherwise except at a meeting.

  •
  Our declaration of trust provides that on any proposals presented at a shareholders meeting, including the election of trustees, a vote by all our shareholders voting together as one class and by each class or series of our outstanding shares, including the Preferred Shares, voting separately as class or series is required unless our board of trustees determine that separate class or series voting is not appropriate and is not required by applicable law or the rules of any stock exchange on which our shares are listed.

  •
  Our declaration of trust contains a provision that requires a shareholder to indemnify us for all costs arising from the shareholder's violation of our declaration of trust or bylaws.

  •
  Our declaration of trust provides that no claim arising from or related to our declaration of trust may be commenced, prosecuted or continued in any court other than the courts of the Commonwealth of Massachusetts or the U.S. District Court for the District of Massachusetts, in each case located in Boston, and each person who becomes a person beneficially owning or constructively owning equity shares, trustee or officer of the Fund, in consideration of becoming a person beneficially owning or constructively owning equity shares, trustee or officer of the Fund, consents to the jurisdiction of the courts of the Commonwealth of Massachusetts or the U.S. District Court for the District of Massachusetts, in each case located in Boston, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any such suit, action or other proceeding and expressly agrees to, and waives any and all objections he, she or it may have, as to venue in any such courts.

  •
  The provisions of our declaration of trust, including those described above relating to the approval of mergers, sale of substantially all of our assets and liquidation, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shares; provided, however, that only a majority vote of our board of trustees is required to change our name or change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office, no shareholder approval will be required unless such a vote is required by applicable law; and, if applicable law requires shareholder approval, the vote required will be the lesser of (i) a majority of the shares voted or (ii) the least amount permitted by applicable law.

        The votes required to approve our conversion from a closed end to an open end investment company or to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act.

        The provisions of our declaration of trust described above could have the effect of depriving common shareholders of opportunities to sell their shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of us by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objectives and policies.

        There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES

        We are a closed end investment company and therefore common shareholders do not have the right to cause us to redeem their common shares. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so. Any determination to repurchase common shares would reduce the asset coverage for the Preferred Shares and might make it necessary or desirable for us to redeem Preferred Shares. As described above in "Description of Preferred Shares—Distributions and Rate Periods—Distribution Restrictions", the repurchase of common shares may be restricted or prohibited at times when there exist unpaid distributions on the Preferred Shares.

TAX MATTERS

        The following brief discussion of federal income tax matters does not purport to be a complete description of all tax implications of your investment in the Fund and assumes you are a U.S. shareholder and that you hold your Preferred Shares as a capital asset. Shareholders are advised to consult with their own tax advisors with respect to their investment in the Fund. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.

        We intend to be qualified under the regulated investment company ("RIC") provisions of the Code, although we cannot give complete assurance that we will so qualify. A RIC must generally derive at least 90% of its gross income from certain investment activities and own a sufficiently diversified portfolio of securities. As a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gain that it distributes to its shareholders. More information concerning our qualification and taxation as a RIC is included in the SAI.

        The Preferred Shares will constitute stock, and distributions by us with respect to the Preferred Shares (other than distributions in redemption of Preferred Shares that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of our current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the Preferred Shares constitute debt. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions to you would constitute interest, and regardless of whether they exceeded our earnings and profits, would be included in full in your income, and would be taxed as ordinary income.

        The IRS currently requires that a RIC that has two or more classes of stock disregard disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains) and instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividends distributed to each class for the taxable year. Accordingly, we intend each taxable year to allocate capital gain dividends for tax purposes among our common shares and Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. We have made application for exemption from requirements of the 1940 Act which generally limit capital gain distributions to once per year. If we are not granted this exemptive relief, then in order to satisfy both the 1940 Act and the federal income tax requirements, we may be forced to retain capital gains and pay tax on those retained gains at the Fund level, all without the benefit of deemed gain distributions and deemed tax credits to our shareholders; in addition, our shareholders may be treated as having received ordinary income dividends in respect of the retained capital gains. In short, in the absence of the exemptive order, compliance with both the 1940 Act and the RIC federal income tax requirements may result in double taxation of gains that we have to retain and pay tax on, or alternatively, we may accelerate capital losses and defer capital gains, even if this would be contrary to our otherwise desired investment objectives, in an attempt to minimize the net capital gains that could become subject to double taxation. With the issuance of the Preferred Shares and in the absence of the exemptive order, the 1940 Act requirement of limited capital gain designations may be even more mathematically limiting, and therefore the potential for double taxation of net capital gains increases. See "Distributions on Common Shares—Level Dividend Rate Policy" and "Distributions on Common Shares—Managed Dividend Policy" in the Statement of Additional Information.

        Some of the distributions we make to you may be classified as ordinary income or long term capital gains. Because we intend that a substantial portion of our total investments will be in the equity securities of REITs, the classification of our distributions to you will be in part determined by the classification of the distributions we receive from our REIT investments. After a calendar year-end, REITs often change the classification of the distributions they have made during that year, which might result at that time in our also having to reclassify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information.

        Distributions paid by the Fund will generally be taxable to you as ordinary income to the extent of our earnings and profits. A distribution of an amount in excess of our earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in our shares and reduces that basis. Any such distributions in excess of your basis are treated as if they were gains from a sale of your shares. Distributions of our net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain (or as unrecaptured Section 1250 gain, as applicable and as designated by the Fund), regardless of how long you have owned our shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income", as well as our net capital gain.

        Legislation enacted in 2003 reduced the maximum federal income tax rate to 15% on both net capital gain recognized by individuals, and QDI individuals receive from certain domestic and foreign corporations, provided certain holding period and other requirements are met. If we make distributions of net capital gain, an individual will generally be eligible for the reduced rate. The reduced rate will also apply to capital gains recognized by individuals who sell shares that they have held for more than one year. The reduced rate does not apply to short term capital gains. The reduced rate will cease to apply for taxable years beginning after December 31, 2010.

        Corporations may generally deduct 70% of the income they receive as dividends on Preferred Shares that are paid out of earnings and profits of an issuer other than a REIT and certain other kinds of pass-through entities. Our corporate shareholders may be permitted to claim a deduction with respect to that portion of their distributions that are designated by us as being attributable to amounts received by us that qualify for the DRD.

        The portion of our distributions eligible for the DRD, taxable as QDI, ordinary income, long term capital gains, unrecaptured Section 1250 gains from the sale of real property or comprising nontaxable returns of capital is generally dependent upon the character of the income we receive from our investments. We expect that less than a majority of our distributions will be QDI or DRD eligible. Most income from REIT securities and trust preferred or hybrid preferred securities will not be QDI or DRD eligible. After a calendar year end some entities in which we may invest may change the classification of the distributions they have made during that year, which might result at that time in our also having to reclassify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information. You should consult with your tax advisor to determine the consequences of these tax laws.

        A distribution will be treated as paid to you in the current calendar year if it is declared by us in and has a record date in October, November or December of the current year and is paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions which we have paid.

        If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

        A redemption or repurchase of our Preferred Shares will be treated under Section 302 of the Code as a distribution taxable as a dividend to the extent of our current and accumulated earnings and profits unless the redemption or repurchase satisfies one of the tests set forth in Section 302(b) of the Code and is therefore treated as a sale or exchange of the redeemed or repurchased shares. The redemption or repurchase will be treated as a sale or exchange if it (1) is "substantially disproportionate" with respect to the holder, (2) results in a "complete termination" of the holder's stock interest in us, or (3) is "not essentially equivalent to a dividend" with respect to the holder, all within the meaning of Section 302(b) of the Code.

        In determining whether any of theses tests have been met, shares of our stock considered to be owned by the holder by reason of certain constructive ownership rules set forth in the Code, as well as shares of our stock actually owned by the holder, must generally be taken into account. Because the determination as to whether any of the alternative tests of Section 302(b) of the Code will be satisfied with respect to the holder depends upon the facts and circumstances at the time that the determination must be made, holders are advised to consult their tax advisors to determine such tax treatment.

        We may be required to withhold U.S. federal income tax, currently at the rate of 28%, from distributions we pay to you if:

  •
  you fail to provide us with your correct taxpayer identification number;

  •
  you fail to make required certifications; or

  •
  you have been notified by the IRS that you are subject to backup withholding.

        Our distributions to you may also be subject to state and local taxes. You should consult with your tax advisor regarding your particular tax consequences of investing in the Preferred Shares.

UNDERWRITING

        RBC Dain Rauscher Inc., or RBC, whose principal business address is 60 South 6th Street, Minneapolis, Minnesota 55402, is acting as underwriter in this offering. Subject to the terms and conditions described in an underwriting agreement between us and RBC, we have agreed to sell to RBC, and RBC has agreed to purchase from us, the Preferred Shares.

        RBC will purchase 400 Preferred Shares. The Underwriter has agreed to purchase all of the Preferred Shares sold under the underwriting agreement if any of these shares are purchased. We have agreed to indemnify RBC and its controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments RBC may be required to make in respect of those liabilities.

        RBC is offering the Preferred Shares, subject to prior sale, when, as and if issued to and accepted by it, subject to approval of legal matters by its counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by RBC of officers' certificates and legal opinions and the receipt by the Fund of ratings of AAA from Fitch and Aaa from Moody's on the Preferred Shares as of the time of the closing of this offering. RBC reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

        RBC has advised us that it proposes initially to offer the Preferred Shares to the public at $25,000 per share plus accumulated distributions, if any, and may offer to dealers at that price less a concession not in excess of $137.50 per Preferred Share. The total sales load of $250 per share is equal to 1% of the initial offering price and will be paid by us. RBC may allow, and the dealers may reallow, a discount not in excess of $37.50 per Preferred Share to other dealers. After the offering, the public offering price, concession, discount and other selling terms may be changed.

        The settlement date for the purchase of the Preferred Shares will be February 11, 2008 as agreed upon by RBC, the Fund and our Advisor pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

Other Relationships

        We anticipate that RBC, or its affiliates may, from time to time, act in auctions as a Broker-Dealer and receive fees as set forth under "The Auction" and in the SAI. RBC is an active underwriter of, and dealer in, securities and acts as market maker in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, us.

        RBC and its affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of our Advisor, its affiliates or their clients or affiliates.

CUSTODIAN AND TRANSFER AGENTS

        Our custodian is State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111. Our custodian performs custodial, fund accounting and portfolio accounting services for us. Our transfer agent with respect to our Preferred Shares is currently The Bank of New York. Our transfer agent with respect to our common shares is Wells Fargo Bank, N.A., Shareowner Services, P.O. Box 64854, St. Paul, Minnesota 55164-0854.

LEGAL MATTERS

        Certain legal matters in connection with our common shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates.

        Certain legal matters will be passed upon for the Underwriter by Goodwin Procter LLP, Boston, Massachusetts.

400 Shares, Series F

Auction Preferred Shares

LIQUIDATION PREFERENCE, $25,000 PER SHARE

RBC Capital Markets P R O S P E C T U S

February 6, 2008

STATEMENT OF ADDITIONAL INFORMATION

RMR DIVIDEND CAPTURE FUND
400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
(617) 332-9530

        This Statement of Additional Information, or SAI, is not a prospectus, but should be read in conjunction with the prospectus of RMR Dividend Capture Fund, dated February 6, 2008, as supplemented from time to time. This SAI is incorporated by reference in its entirety into the prospectus. You may request a free copy of the SAI or our semi-annual or annual reports by calling us at 1-866-790-8165 (toll free) or 1-617-332-9530 or by writing to us. You can get the same information free from the Securities and Exchange Commission's, or the SEC's, website at www.sec.gov, or after this offering at our website at www.rmrfunds.com.

This SAI is dated February 6, 2008.

GENERAL INFORMATION

        RMR Dividend Capture Fund, or "we", "us", "our" or the "Fund", is a recently organized, non-diversified, closed end management investment company organized as a Massachusetts business trust. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS

        Our material investment objectives, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment restrictions, policies and techniques are not fundamental and may be changed by our board of trustees without the approval of our shareholders. Our investment objectives are fundamental policies and cannot be changed without a vote of our shareholders.

        We seek to achieve our investment objectives by investing directly in the common securities of domestic real estate investment trusts, or REITs, and closed end management investment companies, or Portfolio Funds, that pay regular dividends. We will employ a dividend capture investment strategy and, accordingly, at different times we may invest a large majority of our managed assets in the common securities of either REITs or Portfolio Funds. Set forth below is investment information which supplements some of the discussion in the prospectus as well as describes additional investments that we and the Portfolio Funds may make.

REIT Investments

        We will invest in REITs. A REIT is a company that primarily owns income producing real estate or real estate mortgages. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay higher distributions than other types of companies. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of

1

their assets directly in real property and derive their income primarily from rents. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. At this time, we expect to focus our REIT investments solely in equity REITs. Some Portfolio Funds may also invest in REITs.

Portfolio Funds Investments

        We will invest in closed end management investment companies. Closed end management investment companies combine shareholders' funds for investment in a variety of securities, including equity securities, debt securities and money market instruments. A closed end management investment company may invest primarily in a particular type of security, a particular industry or a mix of securities and industries. A closed end management investment company is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. At this time, we expect to focus our investments primarily in Portfolio Funds that earn and pay regular dividends by investing in fixed and floating rate debt and preferred securities, by investing in domestic and international equity securities, by investing in real estate companies and by using income generating strategies such as covered call option writing. We do not currently expect to invest in Portfolio Funds which invest in real estate mortgages, including high risk or subprime mortgages.

        The Portfolio Funds in which we will invest will be managed by unaffiliated third party advisers. Since we intend to invest a significant portion of our managed assets in the common securities of Portfolio Funds, our performance will be directly related to the ability of the Portfolio Funds to meet their respective investment objectives as well as our Advisor's allocation among the Portfolio Funds. Accordingly, our investment performance will be influenced by the investment strategies and risks associated with the Portfolio Funds in direct proportion to the amount of our managed assets allocated to the Portfolio Funds utilizing such strategies. Although the risks involved in the investments below describe how such risks apply to us, they may also apply to the Portfolio Funds' investments.

        Our investments in Portfolio Funds are limited by provisions of the Investment Company Act of 1940, or the 1940 Act, that limit the amount we can invest in any one Portfolio Fund to 3% of the Portfolio Fund's total outstanding stock. As a result, we may hold a smaller position in a Portfolio Fund than if we were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Portfolio Fund stockholders are solicited to vote, our Advisor will vote Portfolio Fund shares in the same general proportion as shares held by other stockholders of the Portfolio Fund. In addition to the fees directly associated with an investment in us, you will indirectly bear the fees of the Portfolio Funds in which we invest.

Common Securities

        We will invest in common securities. Common securities represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to distributions, but they receive distributions when and as declared by boards of directors or boards of trustees. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of REITs or Portfolio Funds. These factors will include the financial condition of those REITs and Portfolio Funds, the segment of the market in which the REITs and Portfolio Funds do business or the types of investments on which the REITs and Portfolio Funds focus, the economic and market conditions affecting the REITs and Portfolio Funds, the REITs' and Portfolio Funds' growth potential, the security of the REITs' and Portfolio Funds' current common share distributions, the potential for increases in

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the common share distributions and our Advisor's assessment of the quality of the REITs' and Portfolio Funds' management.

        Some Portfolio Funds may also invest in common securities.

Preferred Securities

        We may invest in preferred securities. Preferred securities have some or all of the following characteristics:

  •
  Preferred securities accrue fixed or floating rate distributions at regular intervals.

  •
  The payment of preferred securities distributions is sometimes guaranteed by the issuers' parent companies.

  •
  Preferred securities have a senior claim upon issuers' earnings over common shares. That means that common share distributions cannot be paid unless all accrued preferred securities distributions have been paid or reserved for payment.

  •
  Preferred securities generally have a stated liquidation value.

  •
  Preferred securities have a senior claim to issuers' assets over common shares. That means that common shareholders cannot receive any liquidating distribution of issuers' assets until after the liquidation value of outstanding preferred shares plus all accrued distributions on preferred securities are paid.

  •
  Some preferred securities permit holders to convert or exchange the preferred securities for other securities, usually common shares of the same issuer, pursuant to formulas.

  •
  Preferred securities either have no maturity or an extended maturity of 25 years or more after which they are required to be redeemed by issuers.

  •
  Issuers are usually permitted to redeem preferred securities by paying the liquidation values plus all accrued distributions after certain times or upon the occurrence of certain events.

  •
  Some preferred securities permit issuers to redeem the securities by exchanging them for other securities, usually the issuers' common shares or notes.

  •
  Preferred securities typically permit issuers to defer payment of accrued distributions for extended periods, usually between one and five years, without triggering events of default which would permit preferred shareholders to demand payments.

  •
  Some preferred securities permit issuers to pay distributions with additional preferred securities or with other types of securities.

  •
  Preferred securities usually have no or limited voting rights for the election of directors or other matters.

  •
  Some, but not all, preferred securities are rated by national ratings agencies such as Moody's, S&P or Fitch, regarding the likelihood that distributions will be timely paid and whether other terms regarding redemption, etc., will be satisfied.

  •
  Some, but not all, preferred securities are listed on securities exchanges such as the New York Stock Exchange, or NYSE, or the AMEX. However, some preferred securities, including some which are listed on the NYSE or AMEX, have very limited trading liquidity. Among other transactions, our Advisor may aggregate securities orders for us and other clients, as described below in "Portfolio Transactions and Brokerage", which could further limit our purchase or sale of securities with limited liquidity.

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        The preferred securities in which we may invest are generally divisible into four sub-categories:

  (1)
  REIT Preferred Securities. Preferred securities issued by companies which generally do not pay income taxes typically have the same characteristics as other preferred securities, but any distributions we receive and pass through to you usually will be taxed federally as a combination of ordinary and capital gains income.

  (2)
  Ordinary Preferred Securities. Generally, ordinary preferred securities are issued by taxable companies and distributions received on these securities are "qualified dividend income" taxable as QDI at a reduced federal rate of 15%. In the event we were to own ordinary preferred shares, a portion of the distributions we would make to you might be taxed at this reduced federal rate, if both we and you meet the applicable holding period requirements. See "Tax Matters".

  (3)
  Trust Preferred Securities. Generally these securities are issued by a single purpose subsidiary of a parent public company. Payments of distributions on, or redemption of, the trust preferred securities are not direct obligations of the parent company, but these payments are usually directly or indirectly guaranteed by the parent company. At the time the issuer entity sells trust preferred securities to investors, it purchases subordinated debt of the parent guarantor with payment terms similar to the terms of the trust preferred securities. Under the Internal Revenue Code of 1986, as amended, or the Code, the interest paid by the parent guarantor is tax deductible by that entity; as the owner of trust preferred securities we will be treated for tax purposes as owning beneficial interests in subordinated debt and trust preferred distributions we receive and pass through to you will be treated as interest, or ordinary income, and not as "qualified dividend income".

    Many investment banks that have arranged for the sale of trust preferred securities have referred to them by names that include, but are not limited to, trust originated preferred securities ("TOPrS"); monthly income preferred securities ("MIPS"); quarterly interest bonds ("QUIBS"); quarterly income debt securities ("QUIDS"); quarterly income preferred securities ("QUIPS"); corporate-backed trust securities ("CorTS"); and public income notes ("PINES"). TOPrS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS, QUIDS and QUIPS are registered service marks owned by Goldman Sachs Co. QUIBS is a registered service mark owned by Morgan Stanley. CorTS and PINES are registered service marks owned by Citigroup Global Markets, Inc.

  (4)
  Convertible Preferred Securities. The convertible preferred securities in which we may invest may have many of the characteristics of ordinary preferred securities, trust preferred securities or REIT preferred securities, except these securities may be exchangeable for other securities, usually common shares of the same issuers.

        Some Portfolio Funds may also invest in preferred securities.

U.S. Government Obligations

        We may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the U.S. Treasury; (iii) supported by the

4

discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

        Some Portfolio Funds may also invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Cash Reserves

        We may hold cash reserves for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other reasons, and we may invest such reserves in money market instruments.

        Money market instruments in which we may invest include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one NRSRO, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

        Some Portfolio Funds may also hold cash reserves and invest those reserves in similar money market instruments.

Repurchase Agreements

        We may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to us in investing in repurchase agreements is that the counterparty becomes unable to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

        Some Portfolio Funds may also enter into repurchase agreements.

Futures Contracts and Options on Futures Contracts

        We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities, currencies and financial indices, and options thereon in connection with our hedging and other risk management strategies. We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

        We have claimed an exclusion from the status as a "commodity pool operator" under the Commodity Exchange Act. Accordingly, we are not subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

5

        The principal risks to us relating to the use of futures contracts principally arise from changes in the market value of the instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Fund to meet margin, collateral or other payment requirements.

        Some Portfolio Funds may also enter futures contracts and options on futures contracts.

Illiquid Securities

        We may invest in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by our board of trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered to be illiquid or not readily marketable and, therefore, are not subject to this limit. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for investment or other purposes. The liquidity of securities purchased by us which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor, subject to the oversight of our trustees.

        Some Portfolio Funds may also purchase illiquid securities and other securities which are not readily marketable.

Short Sales

        We may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, we own at least an equal amount of the securities sold short or own preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box", may be entered into by us to, for example, lock in a sale price for a security we do not wish to sell immediately.

        We may also make short sales of a security we do not own, in anticipation of a decline in the market value of that security. To complete such a transaction, we must borrow the security to make delivery to the buyer. We are then obligated to replace the borrowed security at a future date. The price at such time may be more or less than the price at which we sold the security. Until the borrowed security is replaced, we are required to pay the security's owner any dividends or interest which are paid or accrued during the period of the loan. To borrow the security, we also may be required to pay a premium. Until we replace a borrowed security, we will segregate an amount of cash or other liquid assets with our custodian such that the amount segregated plus any amount deposited with the broker as collateral will (i) equal the current value of the security sold short and (ii) not be less than the market value of the security at the time it was sold short. We will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which we replace the borrowed security. We will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest we may be required to pay in connection with a short sale. No more than 5% of our managed assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

        Some Portfolio Funds may also enter into "short sale" of securities arrangements.

6

Fixed Income Securities

        Some Portfolio Funds may invest in fixed income securities. These securities may pay fixed, variable or floating rates of interest. Fixed income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk).

        The Portfolio Funds may invest in investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical ratings organization, or NRSRO, in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Fund's manager to be of comparable quality.

        Although we do not expect it to represent a significant amount of a Portfolio Fund's investments, some Portfolio Funds may invest in non-investment grade debt securities. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default.

        Variable and Floating Rate Securities.    Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

        High Yield-Lower Rated Securities.    Although we do not expect it to represent a significant amount of a Portfolio Fund's investments, some Portfolio Funds may invest in high yield-lower rated securities. Higher yielding (and, therefore, higher risk) securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for a Portfolio Fund to sell certain securities or could result in lower prices than those used in calculating the Portfolio Fund's net asset value. Higher yielding securities also may be particularly susceptible to economic downturns.

        An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

        Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate change than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Portfolio Fund's relative share price volatility. The ratings of the NRSROs represent their opinions as to the quality of the obligations which they undertake to rate. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolio Funds will rely on the judgment, analysis and experience of their managers in evaluating the creditworthiness of an issuer.

        Because there is no established retail secondary market for many higher yielding securities, we anticipate that such securities held by the Portfolio Funds could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Portfolio Fund's

7

ability to dispose of particular issues in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio Fund to obtain accurate market quotations for purposes of valuing the Portfolio Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

        Companies that issue certain higher yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leverage issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Convertible Securities

        Some Portfolio Funds may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically are considered to be lower quality than similar non-convertible securities.

        Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

        Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income, because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yield than non-convertible securities of similar quality because of the potential for capital appreciation.

Special Investment Instruments and Techniques

        Some Portfolio Funds may utilize a variety of special investment instruments and techniques (described below) to hedge against various risks (such as changes in currency rates or other factors that

8

affect security values) or for non-hedging purposes to pursue our investment objectives. These techniques may be executed through derivative transactions.

        The instruments used and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that may be used are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue investment objectives.

Call and Put Options on Individual Securities

        Some Portfolio Funds may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

        A covered call option written by a Portfolio Fund is a call option with respect to which it owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by a Portfolio Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Portfolio Fund's books or with its custodian to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

        Some Portfolio Funds may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a gain or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Fund would ordinarily make a similar "closing sale transaction", which involves liquidating its position by selling the option previously purchased, although it would be entitled to exercise the option should the Portfolio Fund deem it advantageous to do so. Some Portfolio Funds may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

        Option transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by us may also include options on baskets of specific securities.

Call and Put Options on Securities Indices

        Some Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue investment strategies and investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in a Portfolio Fund's investment in shares of a company correlate with price movements of the stock index selected. Because the value of an index option depends upon movement

9

in the level of the index rather than the price of a particular stock, whether a Portfolio Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movement in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movement in the price of a particular stock. Accordingly, successful use of options on stock indices will be subject to predicting correctly movement in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Additional Derivative Transactions

        Some Portfolio Funds may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, Portfolio Funds may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or which are currently not available, but which may be developed, to the extent such opportunities are both consistent with a Portfolio Fund's investment strategy and investment objectives and legally permissible. Special risks may apply to instruments that are invested in by a Portfolio Fund in the future, which risks cannot be determined at this time or until such instruments are developed or invested in.

        A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional", amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease a Portfolio Fund's investment exposure to the particular interest rate, currency, commodity or equity involved. A swaption is an option entitling one party to enter into a swap agreement with the counterparty. In addition to swaps and swaptions, a Portfolio Fund may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risk of loss.

Foreign Securities

        Some Portfolio Funds may invest in securities denominated in currencies other than the U.S. dollar or traded on a non-U.S. stock exchange. These securities may subject us to additional investment risks which may not be present in U.S. dollar denominated securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information publicly available about foreign securities than about U.S. securities, because issuers of foreign securities may not be subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of foreign securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding or income taxes on dividends, interest or capital gains, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

10

        Foreign stock markets are generally less developed, less efficient, more volatile and have substantially less volume than U.S. markets. Foreign securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses.

        The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although a Portfolio Fund may invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

        Foreign brokerage commissions, custodial expenses and other fees are also generally higher for foreign securities than for securities traded in the U.S. Consequently, a Portfolio Fund's overall expense ratio may increase if it were to invest in foreign securities.

        Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

        Risks associated with investing in foreign securities may be more pronounced in emerging markets where the securities markets are substantially smaller, less developed, less liquid, less regulated, and more volatile than the securities markets of the United States and developed foreign markets.

Investment Restrictions

        We have adopted investment restrictions limiting our activities. Specifically, we:

  1.
  will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

  2.
  will not borrow in excess of 33 1/3% of our total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes;

  3.
  will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

  4.
  will not purchase or sell real estate, except that we or the Portfolio Funds may invest in securities of companies that deal in real estate or are engaged in the real estate business, including U.S. and foreign REITs, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our or a Portfolio Fund's ownership of such securities;

  5.
  will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

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  6.
  will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

  7.
  will make investments that will result in concentration (25% or more of the value of our investments) in the securities of companies primarily engaged in the real estate industry and not in other industries; provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

  8.
  will invest, under normal market conditions, at least 80% of the value of our managed assets in securities that pay dividends or other income unless we provide our shareholders with at least 60 days' prior written notice in compliance with SEC rules;

  9.
  will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

  10.
  will not enter into short sales representing more than 5% of our managed assets; and

  11.
  will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

        Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the voting shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding voting shares. Our non-fundamental policies may be changed by our board of trustees. For purposes of policy number 7, the Portfolio Funds are not considered part of an industry. We may invest in Portfolio Funds that may concentrate their assets in one or more industries. Our investments in Portfolio Funds will be aggregated for purposes of determining whether our investments are concentrated in a particular industry.

MANAGEMENT OF THE FUND

        The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes—Class I, Class II and Class III—with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 2008, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 2009, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 2010. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative.

        Our agreement and declaration of trust, or declaration of trust, requires compliance with certain procedures for a shareholder to properly make a nomination for election to the board or to propose other business for the Fund. If a shareholder who is entitled to do so under our declaration of trust wishes to nominate a person or persons for election to the board or propose other business for the Fund, that shareholder must provide a written notice to our Secretary at 400 Centre Street, Newton, MA 02458 and comply with the other provisions in our declaration of trust concerning the requirements for shareholder nominations and proposals. To be timely, a notice with respect to our

12

2008 annual meeting must be delivered to our Secretary not later than the close of business on December 31, 2007.

        Holders of a plurality of our common shares and our Preferred Shares, voting separately (unless our trustees determine that separate voting is not appropriate or is not required by applicable law or the rules of any stock exchange on which our shares are listed), will elect trustees to fill the vacancies of trustees whose term expires at each annual meeting of shareholders. As long as we have Preferred Shares outstanding, preferred shareholders will also be entitled to elect two trustees. Preferred shareholders will be entitled to elect a majority of our trustees under certain circumstances.

        Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

Trustees and Officers

        Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee".

13

Interested Trustees

Name, (Age)	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Barry M. Portnoy* (62)	Class III Trustee to serve until 2010. June 2007 to present.	Chairman of Reit Management & Research LLC—1986 to present;
Director and Vice President of our Advisor—2002 to present;
Trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Funds Series Trust—inception to present;
Portfolio Manager of RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Hospitality and Real Estate Fund, RMR Preferred Dividend Fund, RMR Dividend Capture Fund and RMR Funds Series Trust—inception to present;
Managing Director of Five Star Quality Care, Inc.—2001 to present;
Managing Director of TravelCenters of America LLC—January 2007 to present;
Managing Trustee of Senior Housing Properties Trust—1999 to present;
Managing Trustee of Hospitality Properties Trust 1995 to present;
		Managing Trustee of HRPT Properties Trust—1986 to present.	8
Gerard M. Martin** (73)	Class II Trustee to serve until 2009. June 2007 to present.	Director of Reit Management—1986 to present; Director and Vice President of our Advisor—2002 to present; Trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Funds Series Trust—inception to present; Managing Director of Five Star Quality Care, Inc.—2001 to present.	8

14

Disinterested Trustees

John L. Harrington (71)	Class I Trustee to serve until 2008. July 2007 to present.	Trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Funds Series Trust—inception to present;
Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust)—2002 to 2003 and 2007 to present;
President, Executive Director and trustee of Yawkey Foundation—1982 to 2006;
Trustee of the JRY Trust—1982 to present;
Principal of Bingham McCutchen Sports Consulting LLC—2007 to present;
Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club—1973 to 2001;
President of Boston Trust Management Corp.—1981 to 2006;
Trustee of Hospitality Properties Trust—1995 to present;
Director of Five Star Quality Care, Inc.—2001 to 2003;
		Trustee of Senior Housing Properties Trust—1999 to present.	8
Frank J. Bailey (52)	Class II Trustee to serve until 2009. July 2007 to present.	Trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Funds Series Trust—inception to present; Partner in the Boston law firm of Sherin and Lodgen LLP—1988 to present; Trustee of Hospitality Properties Trust—2003 to present; Trustee of Senior Housing Properties Trust—2002 to present; Director of Appleseed Foundation, Washington, D.C.—1997 to present.	8

15

Arthur G. Koumantzelis (77)	Class III Trustee to serve until 2010. July 2007 to present.
Trustee of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Funds Series Trust—inception to present;
President and Chief Executive Officer of AGK Associates LLC—2007 to present;
President and Chief Executive Officer of Gainesborough Investments LLC—1998 to 2007;
Trustee of Hospitality Properties Trust—1995 to 2007;
Director of Five Star Quality Care, Inc.—2001 to present;
Director of TravelCenters of America LLC—January 2007 to present;
		Trustee of Senior Housing Properties Trust—1999 to 2003.	8

*
Mr. Portnoy is an "interested person" of the Fund as defined by the 1940 Act because he is an owner, a director and officer of our Advisor.

**
Mr. Martin is an "interested person" of the Fund as defined by the 1940 Act because he was an owner and is a director and officer of our Advisor.

16

Executive Officers

Name, Age	Position Held with the Fund and Term of Office	Principal Occupation(s) During Past 5 years
Adam D. Portnoy (37)	President. June 2007 to present.	President and Chief Executive Officer of Reit Management—2006 to present;
Vice President of Reit Management—2003 to 2006;
President of our Advisor—May 2007 to present;
Vice President of our Advisor—2003 to May 2007;
President of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund—May 2007 to present;
President of RMR Funds Series Trust—inception to present;
Portfolio Manager of RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Hospitality and Real Estate Fund, RMR Preferred Dividend Fund, RMR Dividend Capture Fund and RMR Funds Series Trust—2007 to present;
Vice President of RMR Real Estate Fund (2004 to May 2007), RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Asia Pacific Real Estate Fund—inception to May 2007;
Vice President of RMR Asia Real Estate Fund—January 2007 to May 2007;
Managing Trustee of HRPT Properties—2006 to present;
Executive Vice President of HRPT Properties—2003 to 2006; Managing Trustee of Hospitality Properties Trust—January 2007 to present;
Managing Trustee of Senior Housing Properties Trust—May 2007 to present;
Senior Investment Officer, International Finance Corporation—2001 to 2003;
Adam D. Portnoy is the son of our trustee, Barry M. Portnoy.
Fernando Diaz (39)	Vice President. June 2007 to present.
Vice President of our Advisor—May 2007 to present;
Vice President of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund—May 2007 to present;
Vice President of RMR Funds Series Trust—inception to present;
Portfolio manager of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund—May 2007 to present;
Portfolio manager of RMR Dividend Capture Fund and RMR Funds Series Trust—inception to present;
Senior REIT analyst and assistant portfolio manager, GID Securities, LLC—2006 to May 2007;
Senior REIT analyst and assistant portfolio manager, SSgA/The Tuckerman Group—2001 to 2006.

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Mark L. Kleifges (47)	Treasurer. June 2007 to present.
Senior Vice President of Reit Management—2006 to present;
Vice President of Reit Management—2002 to 2006;
Treasurer of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Funds Series Trust—inception to present;
Treasurer of our Advisor—2004 to present;
Vice President of our Advisor—2003 to 2004;
Treasurer and Chief Financial Officer, Hospitality Properties—2002 to present;
Partner, Arthur Andersen LLP—1993 to 2002.
Karen Jacoppo-Wood (41)	Vice President. June 2007 to present.
Vice President of our Advisor—May 2007 to present;
Vice President of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund—May 2007 to present;
Vice President of RMR Funds Series Trust—inception to present;
Vice President and Managing Counsel, State Street Bank and Trust Company —2006 to April 2007;
Counsel, Pioneer Investment Management, Inc.—2004 to 2006;
Vice President and Counsel, State Street Bank and Trust Company—2002 to 2004;
Counsel, BISYS Funds Distributor, Inc.—1997 to 2002.
John C. Popeo (47)	Vice President. June 2007 to present.
Senior Vice President of Reit Management—2006 to present;
Treasurer of Reit Management—1997 to present;
Vice President of Reit Management—1999 to 2006;
Vice President of our Advisor—2004 to present;
Treasurer of our Advisor—2002 to 2004;
Vice President of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Funds Series Trust—inception to present;
Treasurer and Chief Financial Officer of HRPT Properties—1997 to present.

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Jennifer B. Clark (46)	Secretary. June 2007 to present.
Senior Vice President of Reit Management—2006 to present;
Vice President of Reit Management—1999 to 2006;
Secretary of our Advisor and secretary of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Funds Series Trust—inception to present;
Senior Vice President of HRPT Properties—1999 to present.
William J. Sheehan (63)	Chief Compliance Officer and Director of Internal Audit. July 2007 to present.
Director of Internal Audit of RMR Funds and Chief Compliance Officer of RMR Funds and of RMR Advisors—2004 to present;
Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc.—2003 to present;
Director of Internal Audit of TravelCenters of America LLC—2007 to present;
Trustee of Hospitality Properties Trust—1995 to 2003;
Executive Vice President, Ian Schrager Hotels LLC—1999 to 2003.

        Our executive officers are not compensated by the Fund. After the initial public offering of our common shares, each of our executive officers will be elected at the meeting of our board of trustees immediately following each annual meeting of our shareholders. All our executive officers serve at the discretion of our board of trustees.

Committees of the Board

        We have an Audit Committee consisting of disinterested trustees. The Audit Committee's function is to assist the board's oversight of matters relating to: integrity of financial statements; legal and regulatory compliance; qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. The Audit Committee is directly responsible for the selection of independent accountants. During 2007, the Audit Committee has had one meeting.

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        We have a Nominating Committee and a Compensation Committee, each consisting of disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust" in the prospectus. The function of the Compensation Committee is to determine and review the fees paid to our disinterested trustees. During 2007, the Nominating Committee did not meet, and the Compensation Committee has had two meetings.

        We have a Valuation Committee consisting of Messrs. Barry M. Portnoy, Gerard M. Martin, Adam D. Portnoy, Mark L. Kleifges, Fernando Diaz and John C. Popeo, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. During 2007, the Valuation Committee did not meet.

Portfolio Managers

        OTHER ACCOUNTS MANAGED.    Our portfolio managers, Fernando Diaz, Adam D. Portnoy and Barry M. Portnoy, together manage five other registered investment companies. As of December 31, 2007, the aggregate total assets of these funds was approximately $319 million. Each fund pays an advisory fee to our Advisor solely on the basis of assets under management. None of our portfolio managers currently manage other pooled investment vehicles or other accounts.

        CONFLICTS OF INTEREST.    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for us as well as for other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. Our Advisor believes that the risk of a material conflict of interest developing is limited because: (i) the funds are generally managed in a similar fashion; (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds; and (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, our Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.

        COMPENSATION.    Messrs. Barry M. Portnoy and Adam D. Portnoy are the owners of our Advisor and, through December 31, 2007, have not received a salary or other compensation from our Advisor except to the extent of their distributions from the Advisor and their interest in the Advisor's profits, if any.

        Our other portfolio manager, Mr. Diaz, is paid based upon the discretion of the board of directors of our Advisor. Our Advisor's board of directors consists of Messrs. Barry M. Portnoy, Gerard M. Martin and Adam D. Portnoy. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of our Advisor. Other factors which may be considered in setting the compensation of the portfolio manager are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. Diaz devotes a substantial majority of his business time to

20

providing services as a portfolio manager or officer of our Advisor and funds managed by our Advisor. Messrs. Barry M. Portnoy and Adam D. Portnoy also receive compensation for their services to affiliates of our Advisor.

        OWNERSHIP OF SECURITIES OF THE FUND.    The following table sets forth, for each portfolio manager, the aggregate dollar range of our equity securities beneficially owned as of December 31, 2007.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of December 31, 2007
Fernando Diaz	None
Barry M. Portnoy	Over $100,000(1)
Adam D. Portnoy	Over $100,000(2)

(1)
5,000 common shares of the Fund are held indirectly by virtue of Mr. Barry M. Portnoy's ownership of our Advisor and 20,000 common shares of the Fund are held directly.

(2)
5,000 common shares of the Fund are held indirectly by virtue of Mr. Adam D. Portnoy's ownership of our Advisor and 10,000 common shares of the Fund are held directly.

Trustee Ownership

        The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of December 31, 2007. The information as to beneficial ownership is based on statements furnished to us by each trustee.

Name of Trustee	Dollar Range of Equity Securities in the Fund as of December 31, 2007	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies as of December 31, 2007
Barry M. Portnoy	Over $100,000(1)	Over $100,000
Gerard M. Martin	Over $100,000(2)	Over $100,000
John L. Harrington	None	Over $100,000
Frank J. Bailey	None	$1,001 - $50,000
Arthur G. Koumantzelis	None	$1,001 - $50,000

(1)
5,000 common shares of the Fund are held indirectly by virtue of Mr. Portnoy's ownership of our Advisor and 20,000 common shares of the Fund are held directly.

(2)
20,000 common shares of the Fund are held directly.

Principal Shareholders

        As of December 31, 2007 our common shares were our only class of shares outstanding. To our knowledge, as set forth more fully below, our Advisor, our officers and trustees own, as a group, in the aggregate 55,000 shares representing 4.4% of our outstanding common shares as of December 31, 2007.

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No other persons, except as set forth below, to our knowledge, own of record or beneficially more than 5% of our outstanding common shares as of December 31, 2007.

Record Shareholders	Number of Common Shares	Percentage of the Fund's Outstanding Shares as of December 31, 2007
Cede & Co.	1,200,000	95.6%
Beneficial Shareholders	Number of Common Shares	Percentage of the Fund's Outstanding Shares as of December 31, 2007
Barry M. Portnoy	25,000(1)	2.0%
Gerard M. Martin	20,000(2)	1.6%
Adam D. Portnoy	15,000(3)	1.2%

(1)
20,000 shares are held directly and 5,000 shares are held indirectly by virtue of Mr. Barry Portnoy's ownership of our Advisor.

(2)
20,000 shares are held directly.

(3)
10,000 shares are held directly and 5,000 shares are held indirectly by virtue of Mr. Adam Portnoy's ownership of our Advisor.

COMPENSATION OF TRUSTEES

        We pay each trustee who is not an interested person an annual fee and a fee for attending trustees' meetings in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons receive a fee for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid. Trustee compensation may be adjusted from time to time. Our trustees receive no pension or retirement benefits from us.

        Set forth in the table below is the compensation estimated to be paid to the trustees by the Fund for the period beginning June 14, 2007 and ending on December 31, 2007 and the amounts received by or owed to such persons during the year ended December 31, 2007, for serving as trustees of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund, RMR Dividend Capture Fund and RMR Funds Series Trust which are investment companies that are also managed by our Advisor.

Name of Trustee	Total Compensation from Fund as of December 31, 2007	Total Compensation from Fund and Fund Complex as of December 31, 2007
Barry M. Portnoy	$0	$0
Gerard M. Martin	$0	$0
John L. Harrington	$0	$43,750
Frank J. Bailey	$0	$63,350
Arthur G. Koumantzelis	$0	$43,750

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ADMINISTRATIVE SERVICES

        In addition to the Investment Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares; (vi) supervising preparation of our earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (viii) supervising compliance by us with our record keeping requirements under the 1940 Act and regulations thereunder; (ix) maintaining books and records for us (or causing their maintenance by our custodian and transfer agent); (x) preparing and filing of tax reports (or causing their preparation and filing by our accountants); and (xi) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our subadministrator, transfer agent, custodian and dividend reinvestment plan agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

        Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company, or State Street, as subadministrator. Under the sub-administration agreement, State Street is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

        For reviewing the work performed by State Street and for performing administrative services not provided by State Street, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street which are described in the prospectus under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

CODE OF ETHICS

        We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by our board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC

23

at 202-551-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 100 F Street, N.E., Washington, DC 20549, or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICES AND PROCEDURES

        We have adopted policies and procedures for voting proxies solicited by issuers whose securities are held by us. Our policies and procedures are implemented by our Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by our Advisor or our board of trustees that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of our shareholders will not be supported.

        Proxies solicited by issuers whose securities are held by us will be voted solely in the interests of our shareholders. Any conflict of interest will be resolved in the way that will most benefit us and our shareholders. Our Advisor shall not vote proxies for us until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to the board of trustees and our Advisor will follow the instructions of the board of trustees.

        The actual voting records relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free 1-866-790-8165 or in the Fund's reports to be filed with the SEC and available on the SEC's website at www.sec.gov and on the Fund's website, www.rmrfunds.com. In addition, a copy of the Fund's proxy voting policies and procedures is available by calling toll-free 1-866-790-8165 and will be sent within three business days of receipt of a request.

PRIVACY POLICY

        We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

        We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through The Bank of New York, our Transfer Agent with respect to our Preferred Shares.

        We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted or required by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our Advisor, our Advisor's employees and other service providers with a legitimate business need for the information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor. Transactions on U.S. stock exchanges and many foreign stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

24

        Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of our Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

        Investment decisions for us and any other entities which are or may become investment advisory clients of our Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including us). Some securities considered for investment by us may also be appropriate for other clients served by our Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by our Advisor is considered at or about the same time, transactions in such securities will be allocated among us and clients in a manner deemed fair and reasonable by our Advisor. Our Advisor may aggregate orders for us with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to us, in other cases it is believed that our ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of our trustees that the desirability of our having our advisory arrangements with our Advisor outweighs any disadvantages that may result from contemporaneous transactions.

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ADDITIONAL INFORMATION CONCERNING THE AUCTIONS OF PREFERRED SHARES

GENERAL

        DTC will act as the Securities Depository with respect to the Preferred Shares. All of the Preferred Shares will be registered in the name of Cede & Co., as nominee of the Securities Depository. The global certificate held by Cede & Co. will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in our bylaws. We will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of our trustees, in circumstances described under "Description of Preferred Shares—Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares. Owners of Preferred Shares are not entitled to receive certificates representing their ownership interest.

        DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participants in the Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

        The Auction Agent will act as our agent in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the facts pertinent to making such decision. We will indemnify the Auction Agent and its officers, directors, employees and agents for, and hold it harmless against, any loss, liability or expense incurred without gross negligence or willful misconduct on the part of the Auction Agent arising out of or in connection with its agency under the Auction Agency Agreement and under the Broker-Dealer Agreements entered by the Auction Agent pursuant to the Auction Agency Agreement, including the costs and expenses of defending itself against any claim of liability in connection with its exercise or performance of any of its duties thereunder, except such as may result from its gross negligence or willful misconduct.

        The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction—Secondary Market Trading and Transfer of Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an auction unless it is received by the Auction Agent by 3:00 p.m., Eastern time, on the business day preceding such Auction.

BROKER-DEALERS

        The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a distribution period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a distribution period of one year or longer, of the liquidation preference ($25,000 per share) of the Preferred Shares placed by such Broker-Dealer at such Auction. For purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and acquired by such Broker-Dealer for its customers who are beneficial owners of those Preferred Shares (b) the subject of an order submitted by

26

such Broker-Dealer that is (i) a bid of an existing holder that resulted in the existing holder continuing to hold Preferred Shares as a result of the Auction or (ii) a bid of a potential holder that resulted in the potential holder purchasing Preferred Shares as a result of the Auction or (iii) a valid hold order.

        The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. A Broker-Dealer that submits an order for its own account in any Auction might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction, if there are other Broker-Dealers.

DISTRIBUTIONS ON COMMON SHARES

        We intend to make regular monthly distributions to our common shareholders after making payment or provision for payment of distributions on, or redeeming, our Preferred Shares, and interest and required principal payments on our borrowings, if any. We expect our initial common share distribution will be declared approximately 45 days, and paid approximately 60-90 days, after the completion of our closing of the initial public offering of our common shares, which occurred on December 21, 2007. Although we do not anticipate that the amount of our distributions to our common shareholders will impact our distributions to our preferred shareholders, distributions to our preferred shareholders are on a priority though limited basis and therefore may impact the amount available for distribution to our common shareholders; the amount of our distributions and our distributions policy are subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time.

        We expect to derive ordinary income primarily from distributions we receive on our owned securities, including REIT shares. Our ordinary income will be reduced by the expenses we incur. The 1940 Act allows us to distribute ordinary income at any time and from time to time.

        A portion of the distributions we receive on our owned REIT shares may be classified by those REITs as capital gains or returns of capital. Capital gain or loss may also be generated by us when we sell our investments for amounts different than their adjusted tax basis. The 1940 Act generally does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC, for which we have applied. See "—Managed Dividend Policy."

LEVEL RATE DIVIDEND POLICY

        We expect to make distributions to you equal in dollar amount per share each month. This is referred to as a "level rate dividend policy". Because the 1940 Act generally limits our distribution of capital gains to once per year and the Code limits our ability to retain capital gains, a level rate dividend policy may require us to make a distribution of capital gains to you during the last part of a calendar year which is larger than, or in addition, to the amount we expect we could maintain on a regular monthly basis. The Fund does not expect to make "returns of capital" by distributing amounts in excess of its net investment company income and net capital gain income, nor does the Fund expect to withhold a substantial part of its net investment company income and capital gain income under this policy. However, there can be no assurance that the Fund's distributions will equal its net investment company income and capital gain income for any particular period.

MANAGED DIVIDEND POLICY

        In December 2003, we applied to the SEC for exemptive relief under the 1940 Act to implement a policy referred to as a "managed dividend policy". In effect, a managed dividend policy will allow us to allocate, shortly after the end of each year, portions of each monthly distribution which are to be

27

treated by our common shareholders as ordinary income, capital gains, or otherwise. If relief is granted by the SEC and we adopt a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. We believe that such a reduction in variability may make it possible for us to pay regular monthly distributions which are higher than those we might pay under a level dividend policy and that a managed dividend policy will permit a fairer allocation to our shareholders of our periodic distributions among income and capital gains which is more in accord with our shareholders' normal expectations. There can be no assurance, however, that we will receive an order which permits a managed dividend policy, or if received that we will implement such a policy.

TAX MATTERS

        The following discussion summarizes certain U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of our Preferred Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you hold your shares as capital assets. This discussion is based on present provisions of the Code, related regulations, and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the U.S. federal income tax consequences of the purchase, ownership or disposition of our Preferred Shares, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

        For purposes of this discussion, you will be considered a "U.S. Shareholder" if you beneficially own our shares and you are for U.S. federal income tax purposes one of the following:

  •
  a citizen or an individual resident of the United States;

  •
  a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust if you (i) are subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of your substantial decisions or (ii) have a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

        You will be considered a "Non-U.S. Shareholder" if you beneficially own our shares and you are not a U.S. Shareholder or a partnership or an entity or arrangement treated as a partnership for U.S. federal income tax purposes. If you are a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend upon the status of such partners and your activities.

Taxation of the Fund

        We intend to elect to be treated and to qualify each taxable year for treatment as a regulated investment company, or RIC, under the Code. To qualify for this treatment, we must generally, among other things, satisfy the following requirements:

  •
  derive at least 90% of our gross income each taxable year from (1) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward

28

    contracts) derived from our investing in securities or those currencies and (2) interests in "qualified publicly traded partnerships" (as defined in the Code);

  •
  distribute with respect to each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and

  •
  diversify our holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of our total assets is invested in the securities (other than those of the U.S. Government or other RICs) of (a) any one issuer, (b) two or more issuers that we control (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses or (c) any one or more "qualified publicly traded partnerships" (as defined in the Code).

        As a RIC, we generally will not be subject to U.S. federal income tax on income and gains we timely distribute to our shareholders (including capital gain dividends, as discussed below). If we fail to qualify for treatment as a RIC for any taxable year, we would be taxed at regular corporate rates on the full amount of our taxable income for that year without being able to deduct the distributions we make to our shareholders and our shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as ordinary dividends to the extent of our earnings and profits. Generally, under the current law and subject to certain limitations, these ordinary dividends would constitute qualified dividend income eligible for a lower rate of tax in the case of individual shareholders and would be eligible for the corporate dividends received deduction. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

        Generally, we intend to distribute at least annually to our shareholders all or substantially all of our investment company taxable income. Generally, we also will annually (1) distribute our net capital gain or (2) retain all or a portion of our net capital gain for investment. If we retain any investment company taxable income or any net capital gain, we will be subject to tax at regular corporate rates on the retained amount.

        To the extent we fail to distribute in a calendar year at least an amount equal to the sum of (1) 98% of our ordinary income for that year plus (2) 98% of our capital gain net income for the one year period generally ending October 31 of that year, we will be subject to a nondeductible 4% excise tax. For these purposes, we will be treated as having distributed any amount on which we pay U.S. federal income tax. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. We generally intend to make distributions sufficient to avoid the imposition of material excise tax.

        The 1940 Act generally limits our capital gain distributions to one per year, although under some circumstances Section l9(b) and Rule 19b-1 of the 1940 Act allow us up to three distributions per year that we may designate in whole or in part as capital gain dividends. The IRS currently requires that a regulated investment company that has two or more classes of stock disregard disproportionate allocations between such classes of each type of its income (such as ordinary income and capital gains, including such capital gains as may arise out of a company's receipt of distributions on shares it owns that are issued by REITs as opposed to capital gains on that company's securities transactions) and

29

instead allocate to each such class proportionate amounts of each type of its income based upon the percentage of total dividend distributed to each class for the taxable year. Our application for the order from the SEC discussed above, if granted, will in effect ensure that we will not have to change our allocations for tax purposes and pay taxes as described below.

        If we do not receive the order, then in order to satisfy both the 1940 Act requirement of limited capital gain designations and the RIC federal income tax requirement of proportional capital gain designations, we may be treated as having retained capital gains and be forced to pay tax on those retained gains at the fund level, all without the benefit of deemed gain distributions and deemed tax credits to our shareholders; in addition, our shareholders may be treated as having received ordinary income dividends in respect of the retained capital gains. In short, in the absence of the order, compliance with both the 1940 Act and the RIC federal income tax requirements will result in double taxation of gains that we have to retain and pay tax on, or alternatively, we may accelerate capital losses and defer capital gains, even if this would be contrary to our otherwise desired investment objectives, in an attempt to minimize the net capital gains that could become subject to double taxation. With the issuance of the Preferred Shares and in the absence of the order, the 1940 Act requirement of limited capital gain designations and the IRS requirement to disregard disproportionate allocations become even more mathematically limiting, and therefore the potential for double taxation of net capital gains increases.

        Although there can be no assurance in this regard, we expect to receive the order. We expect to be able to fully distribute our net capital gains to our shareholders in compliance with both the 1940 Act and the RIC federal income tax requirements, and thereby avoid any double taxation on these net capital gains.

        If at any time when Preferred Shares are outstanding we fail to meet the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, we will be required to suspend distributions to holders of our common shares until such maintenance amount or asset coverage, as the case may be, is restored. Such a suspension may prevent us from satisfying the RIC distribution requirement and may therefore jeopardize our qualification as a RIC or cause us to incur an income tax or excise tax liability, or both. If we do not timely cure our failure to meet such maintenance amount or asset coverage when Preferred Shares are outstanding, we will be required to redeem Preferred Shares to maintain or restore such maintenance amount or asset coverage, as the case may be, and such a redemption may allow us to avoid failing to qualify for treatment as a RIC. There can be no assurance, however, that any such redemption would achieve such objective.

        A distribution we pay to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Tax Consequences of Certain of Our Investments

        NATURE OF FUND'S INVESTMENTS. Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long term capital gain into higher taxed short term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) or (vi) cause us to recognize income or gain without a corresponding receipt of cash.

        FOREIGN SECURITIES. While we do not expect to invest directly in foreign corporations, some of the Portfolio Funds may do so. Dividend, interest and other income received on investments in foreign issuers will likely be subject to withholding taxes in the countries where those issuers reside.

30

Although many foreign countries do not impose withholding or other tax requirements on capital gains in respect of investments by foreign investors, some do and some may implement taxes in the future. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Foreign taxes withheld will reduce the yield on the underlying securities.

        FOREIGN CURRENCY TRANSACTIONS. Gains or losses attributable to fluctuations in exchange rates between the time a Portfolio Fund accrues income or an expense denominated in a foreign currency and the time the Portfolio Fund actually collects such income or pays such expense are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, certain futures contracts, unlisted options and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss and may be subject to annual mark to market rules which require the Portfolio Fund to recognize gain or loss at the year end. These gains or losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Portfolio Fund's net investment income to be distributed to its shareholders, including us, as ordinary income.

        SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. We may acquire securities issued with original issue discount, or OID. As a holder of those securities, we must include in gross income the OID that accrues on them during the taxable year, even if we receive no corresponding payment on them during the year. Because we must distribute each year substantially all of our investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, we may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash we actually receive during such year. Those distributions will be made from our cash assets or from the proceeds of sales of our portfolio securities, if necessary. We may realize capital gains or losses from those sales, which would increase or decrease our investment company taxable income and/or net capital gain.

        SECURITIES WITH UNCERTAIN TAX TREATMENT. Certain securities in which the Fund may invest are, or income from such securities is, subject to uncertain U.S. federal income tax treatment or recharacterization by the IRS. If the Fund encounters revised or recharacterized tax treatments, the timing or character of income recognized by the Fund may be affected and may compel portfolio changes that the Fund might not otherwise undertake to ensure compliance with the tax rules applicable to RICs under the Code.

Taxation of U.S. Shareholders

        The following discussion applies to you only if you are a U.S. Shareholder.

        DISTRIBUTIONS. Distributions we make to you from our net realized long term capital gains, if any, that we designate as capital gains dividends ("capital gain dividends") are taxable as long term capital gains (or unrecaptured Section 1250 gains), regardless of how long you have held your shares. All other dividends we pay to you (including dividends from short term capital gains) from our current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

        Special rules apply to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive generally will be eligible for taxation at the rates applicable to long term capital gains (currently at a maximum rate of 15%) to the extent that: (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and qualified foreign corporations described below), (ii) we satisfy certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Dividends we receive

31

from U.S. REITs generally will not be eligible for treatment as qualified dividend income. Qualified foreign corporations are corporations incorporated in a U.S. possession or corporations that are eligible for benefits of a comprehensive income tax treaty with the United States that satisfies certain other requirements. In addition, a foreign corporation is treated as a qualified foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States.

        Qualified dividend income subject to these special rules is not actually treated as a capital gain, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

        We currently expect that a portion of the dividends we distribute to our shareholders will be eligible for the reduced maximum U.S. federal income tax rate on qualified dividend income received by individuals discussed above, and for the corporate dividends received deduction. No assurances can be given as to what portion of the dividends we distribute will constitute qualified dividend income or will be eligible for the corporate dividends received deduction. We seek to provide dividend income without regard to whether the dividends qualify for reduced federal income tax rates.

        The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution, you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

        If we make a distribution to you in excess of our current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in our shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in our shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of our shares. Distributions in excess of your tax basis in our shares will be treated as gain from the sale of the shares.

        We may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to you, and if we do so, you will (1) be required to include in your U.S. federal taxable income, as long term capital gain, your share of the retained amount and (2) be entitled to credit your proportionate share of the tax we paid on the retained amount against your U.S. federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For U.S. federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence. If we do not receive from the SEC the order for which we have applied, we may be forced to pay tax on capital gains and be unable to provide to our shareholders a credit for the tax we pay, as discussed above.

        If (1) we may redeem all or part of the Preferred Shares upon payment of a premium, (2) based on all the facts and circumstances, we are more likely than not to redeem such shares, and (3) such premium exceeds a specified de minimis amount, it is possible that the holders of such shares may be required to accrue the premium as a dividend (to the extent of our earnings and profits) in advance of the receipt of cash representing such premium.

        Although we do not anticipate that the amount of our distributions to our common shareholders will impact our distributions to our preferred shareholders, distributions to our preferred shareholders are on a priority though limited basis and therefore may impact the amount available for distribution to our common shareholders; the amount of our distributions and our distributions policy are subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time. The Internal Revenue Service currently requires that a RIC that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the

32

percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, assuming we receive the order for which we have applied from the SEC, the Fund intends each year to allocate capital gain dividends between its common shares and preferred shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among these classes. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and preferred shares. Since the Fund's current and accumulated earnings and profits will first be used to pay distributions on the preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to common shareholders.

        We will notify you each year as to the U.S. federal tax status of our distributions to you.

        SALE OR REDEMPTION OF SHARES. Your sale or other disposition of our common shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. If, however, you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of our Preferred Shares will be disallowed to the extent other Preferred Shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be increased to reflect the disallowed loss.

        From time to time we may make a tender offer for some of our shares. A tender of shares pursuant to such an offer would be a taxable event. If we decide to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

        We may, at our option, redeem Preferred Shares in whole or in part and we are generally required to redeem Preferred Shares to the extent required to maintain the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage. Gain or loss, if any, resulting from such a redemption of Preferred Shares will be taxed as gain or loss from the sale or exchange of these shares rather than as a dividend but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of the Preferred Shareholder's interest in the Fund, (c) is "substantially disproportionate" with respect to the Preferred Shareholder's interest in the Fund, or (d) with respect to a non-corporate Preferred Shareholder, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a Preferred Shareholder's ownership of common shares will be taken into account and ownership of certain other shares may be attributed to the Preferred Shareholder under applicable rules. To the extent a redemption does not qualify under any clauses (a), (b), (c) or (d) above, such redemption shall be treated as a distribution taxable as a dividend to the extent of our current and accumulated earnings and profits. If a redemption or repurchase of shares of our stock is treated as a distribution taxable as a dividend, the amount of the distribution will be measured by the amount of cash and the fair market value of any property received. A Preferred Shareholder's adjusted basis in the redeemed or repurchased shares of the stock for tax purposes will be transferred to its remaining shares of our stock, if any. If a Preferred Shareholder owns no other shares of our capital stock, such basis may, under certain circumstances, be transferred to a related person or it may be lost entirely.

        Current law taxes both long term and short term capital gain of corporations at the rates applicable to ordinary income. For non-corporate U.S. Shareholders, short term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum rate of 35%) while long term capital gain generally is taxed at a maximum rate of 15%, for taxable years beginning on or before December 31, 2010 (and 20% thereafter).

33

        BACKUP WITHHOLDING. We may be required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to you if you fail to properly furnish us (or our agent) with your correct taxpayer identification number (if you are an individual, generally, your social security number) or to make required certifications or if you have been notified by the IRS that you are subject to backup withholding. Certain U.S. shareholders, including corporations, and Non-U.S. Shareholders are exempt from backup withholding. The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld on payments made to you may be credited against your U.S. federal income tax liability.

Taxation of Non-U.S. Shareholders

        The following discussion applies to you only if you are a Non-U.S. Shareholder and you do not hold your shares in connection with a trade or business you carry on in the United States.

        DISTRIBUTIONS. Distributions we make to you from our investment company taxable income, including any dividends we designate as qualified dividend income, generally will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty). Distributions we make to you from our net realized long term capital gains, if any, that we designate as capital gains dividends, and any amounts we retain that are designated as undistributed capital gains, generally will not be subject to U.S. federal withholding tax unless you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meet certain other requirements.

        The following types of distributions we make to Non-U.S. Shareholders, however, will not be subject to U.S. federal withholding tax with respect to taxable years beginning on or before December 31, 2008, but will be subject to U.S. federal withholding tax at a rate of 30% for subsequent taxable years:

  •
  distributions attributable to our net short term capital gains in excess of our net long term capital losses that we properly designate as short term capital gain dividends; and

  •
  distributions attributable to our U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by the Non-U.S. Shareholder and that we properly designate as interest related dividends.

        SALE OR REDEMPTION OF SHARES. Any gain that you realize upon the sale or exchange of our shares (including if we repurchase your shares) will ordinarily be exempt from U.S. federal income and withholding tax unless (i) you are a nonresident alien individual, you are physically present in the United States for 183 days or more during the taxable year and you meets certain other requirements or (ii) at any time during the shorter of the period during which you held such shares and the five year period ending on the date of the disposition of those shares, we were a U.S. real property holding corporation and you actually or constructively held more than 5% of our shares. In the case of clause (ii) of the preceding sentence, the gain would be taxed in the same manner as if you were a U.S. Shareholder (as discussed above), a 10% U.S. federal withholding tax generally would be imposed on the amount you realized on the disposition of such shares and the withheld amounts would be credited against your U.S. federal income tax liability on such disposition.

        A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In our case, U.S. real property interests include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of

34

a publicly traded U.S. real property holding corporation, or, for taxable years beginning on or after January 1, 2005 but before January 1, 2008, stock of a domestically controlled RIC) and certain participating debt securities. While there can be no assurance in this regard, we do not believe we will ever be a U.S. real property holding corporation.

        FEDERAL ESTATE TAX. If you are an individual, common stock held at the time of your death will be included in your gross estate for U.S. federal estate tax purposes, and may be subject to U.S. federal estate tax, unless an applicable estate tax treaty provides otherwise. You should consult your tax advisor for a full discussion of U.S. federal estate tax treatment.

        INFORMATION REPORTING AND BACKUP WITHHOLDING TAX. We must report annually to the Internal Revenue Service and to you the amount of dividends paid to you and the tax withheld with respect to those dividends, regardless of whether withholding was required. Copies of the information returns reporting those dividends and withholding may also be made available to the tax authorities in the country in which you reside under the provisions of an applicable income tax treaty or other applicable agreements.

        Backup withholding is currently imposed at a rate of 28% on certain payments to persons that fail to furnish identifying information to the payer. As a non-U.S. Holder, you generally will not be subject to backup withholding assuming you properly certify your non-U.S. status on IRS Form W-8BEN or W-8ECI. If you fail to provide such certification, you may be subject to the greater of the backup withholding rate and any other withholding rate that would otherwise apply to dividends paid on your stock as described above. In addition, if you fail to provide such certification, backup withholding may apply to proceeds from a disposition of your stock. However, backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally may be refunded (or allowed as a credit against your U.S. federal income tax liability), provided certain required information is provided in a timely manner to the IRS.

Reportable Transactions

        Generally, penalties will be imposed if (i) an individual recognizes a loss with respect to shares of the Fund of $2 million or more in a single taxable year (or $4 million in any combination of taxable years), or (ii) a C corporation recognizes a loss with respect to shares of the Fund of $10 million or more in a single taxable year (or $20 million in any combination of taxable years), and such shareholder does not file IRS Form 8886 disclosing this loss. The penalty for failure to properly file Form 8886 and properly disclose these "reportable transactions" is generally $10,000 in the case of individuals, and $50,000 for other shareholders. We believe that shareholders of a RIC such as the Fund are not excepted from these reporting requirements, although future IRS guidance may extend such an exception. The fact that a loss is reportable on Form 8886 does not affect whether such loss is allowable for U.S. federal income tax purposes.

EXPERTS

        Ernst & Young LLP, with its principal place of business located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as our independent registered public accounting firm. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC. The statement of assets and liabilities of the Fund as of December 11, 2007 appearing in the December 18, 2007 SAI relating to our common shares offering, and incorporated by reference herein, was audited by Ernst & Young LLP as set forth in their report thereon appearing in the December 18, 2007 SAI, and was included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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ADDITIONAL INFORMATION

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, DC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, DC, and copies of any part thereof may be obtained from the SEC upon the payment of fees prescribed by the SEC.

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FINANCIAL STATEMENTS (Unaudited)

RMR Dividend Capture Fund
Portfolio of Investments—December 31, 2007 (unaudited)

Company	Shares	Value
COMMON STOCKS — 60.0%
REAL ESTATE INVESTMENT TRUSTS — 60.0%
APARTMENTS — 2.5%
Apartment Investment & Management Co.	16,600	$576,518

DIVERSIFIED — 8.1%
CapLease, Inc.	123,725	1,041,764
Lexington Corporate Properties Trust	10,883	158,239
Liberty Property Trust	24,600	708,726

		1,908,729

HOSPITALITY — 22.0%
Ashford Hospitality Trust, Inc.	128,430	923,412
Entertainment Properties Trust	15,200	714,400
FelCor Lodging Trust, Inc.	45,945	716,282
Hersha Hospitality Trust	75,370	716,015
Host Hotels & Resorts, Inc.	41,500	707,160
LaSalle Hotel Properties	20,500	653,950
Sunstone Hotel Investors, Inc.	39,640	725,016

		5,156,235

INDUSTRIAL — 7.3%
DCT Industrial Trust, Inc.	80,080	745,545
First Industrial Realty Trust, Inc.	27,730	959,458

		1,705,003

OFFICE — 15.0%
American Financial Realty Trust	102,900	825,258
Boston Properties, Inc.	11,312	1,038,554
Brandywine Realty Trust	41,430	742,840
Mack-Cali Realty Corp.	26,375	896,750

		3,503,402

RETAIL — 3.1%
CBL & Associates Properties, Inc.	30,481	728,801

STORAGE — 2.0%
U-Store-It Trust	51,800	474,488

TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $14,790,200)		14,053,176

TOTAL COMMON STOCKS (COST $14,790,200)		14,053,176

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PORTFOLIO FUNDS — 27.1%
Blackrock Enhanced Dividend Achievers Trust	25,700	291,695
Blackrock Preferred and Equity Advantage Trust	15,800	270,496
Cohen & Steers Advantage Income Realty Fund, Inc.	33,000	483,450
Cohen & Steers Premium Income Realty Fund, Inc.	47,376	696,901
Cohen & Steers REIT and Preferred Income Fund, Inc.	39,000	737,100
DWS Dreman Value Income Edge Fund, Inc.	54,700	754,313
DWS RREEF Real Estate Fund II, Inc.	60,100	775,290
Eaton Vance Enhanced Equity Income Fund	21,950	398,832
ING Global Equity Dividend & Premium Opportunity Fund	4,800	79,392
LMP Real Estate Income Fund, Inc.	23,349	339,027
Nicholas-Applegate Convertible & Income Fund II	33,300	409,257
Nuveen Real Estate Income Fund	14,500	231,565
Pioneer Floating Rate Trust	31,100	492,313
The Zweig Total Return Fund, Inc.	84,877	384,493

TOTAL PORTFOLIO FUNDS (COST $6,480,937)		6,344,124

SHORT-TERM INVESTMENTS — 26.4%
OTHER INVESTMENT COMPANIES — 26.4%
Dreyfus Cash Management, Institutional Shares, 4.85% (a) (Cost $6,199,000)	6,199,000	6,199,000

Total Investments — 113.5% (Cost $27,470,137)		26,596,300

Other assets less liabilities — (13.5)%		(3,154,052)

Net Assets Attributable to Common Shares — 100%		$23,442,248

Notes to Portfolio of Investments

(a)
Rate reflects 7 day yield as of December 31, 2007.

See notes to financial statements and notes to portfolio of investments.

38

RMR Dividend Capture Fund
Financial Statements

Statement of Assets and Liabilities
December 31, 2007 (unaudited)

ASSETS
Investments in securities, at value (cost $27,470,137)	$26,596,300
Cash	1,301,667
Dividends and interest receivable	424,252
Receivable for investment securities sold	740

Total assets	28,322,959

LIABILITIES
Payable for investment securities purchased	4,752,542
Advisory fee payable	7,853
Accrued expenses and other liabilities	120,316

Total liabilities	4,880,711

NET ASSETS ATTRIBUTABLE TO COMMON SHARES	$23,442,248

COMPOSITION OF NET ASSETS
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,255,000 shares issued and outstanding	$1,255
Additional paid-in capital	23,970,745
Undistributed net investment income	344,083
Accumulated net realized gain on investment transactions	2
Net unrealized depreciation on investments	(873,837)

NET ASSETS ATTRIBUTABLE TO COMMON SHARES	$23,442,248

NET ASSET VALUE PER SHARE ATTRIBUTABLE TO COMMON SHARES (BASED ON 1,255,000 COMMON SHARES OUTSTANDING)	$18.68

See notes to financial statements.

39

Statement of Operations
For the Period December 18, 2007(a) to December 31, 2007 (unaudited)

INVESTMENT INCOME
Dividends (cash distributions received or due)	$396,324
Interest	27,928

Total investment income	424,252

EXPENSES
Audit and legal	41,400
Excise tax	10,000
Advisory	7,853
Administrative	7,500
Shareholder reporting	5,000
Custodian	3,667
Trustees' fees and expenses	1,750
Other	2,999

Total expenses	80,169

Net investment income	344,083

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	2
Net change in unrealized appreciation/(depreciation) on investments	(873,837)

Net realized and unrealized loss on investments	(873,835)

Net decrease in net assets resulting from operations	$(529,752)

(a)
Commencement of operations.

See notes to financial statements.

40

Statement of Changes in Net Assets

For the Period December 18, 2007(a) to December 31, 2007 (unaudited)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$344,083
Net realized gain on investments	2
Net change in unrealized appreciation/(depreciation) on investments	(873,837)

Net decrease in net assets resulting from operations	(529,752)

CAPITAL SHARES TRANSACTIONS
Net proceeds from sale of common shares	23,872,000

Net increase from capital transactions	23,872,000

Total increase in net assets	23,342,248
NET ASSETS ATTRIBUTABLE TO COMMON SHARES
Beginning of period	100,000

End of period (including undistributed net investment income of $344,083)	$23,442,248

COMMON SHARES
Shares outstanding, beginning of period	5,000
Shares issued	1,250,000

Shares outstanding, end of period	1,255,000

(a)
Commencement of operations.

See notes to financial statements.

41

RMR Dividend Capture Fund
Financial Highlights
Selected Data For A Common Share Outstanding Throughout the Period

For the Period December 18, 2007(a) to December 31, 2007 (unaudited)
PER COMMON SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$19.14 (b)

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)	.27
Net realized and unrealized appreciation/(depreciation) on investments	(.69)

Net decrease in net asset value from operations	(.42)
Common share offering costs charged to capital	(.04)

Net asset value, end of period	$18.68

Market value, beginning of period	$20.00

Market value, end of period	$20.00

TOTAL RETURN(e)
Total investment return based on:
Market price(f)	0.00%
Net asset value(f)	(2.20)%
RATIOS/SUPPLEMENTAL DATA
Ratio to average net assets attributable to common shares of:
Net investment income(g)	43.82%
Expenses(g)	10.21%
Portfolio Turnover Rate	0.00%
Net assets attributable to common shares, end of period (000s)	$23,442

(a)
Commencement of operations.

(b)
Net asset value at December 18, 2007, reflects the deduction of the average sales load and offering costs of $0.90 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load of $0.90 per share on 1,200,000 shares sold to the public and no sales load or offering costs on 50,000 common shares sold to affiliates of RMR Advisors, Inc. for $20.00 per share.

(c)
Based on average shares outstanding.

(d)
As discussed in Note A (7) to the financial statements, these amounts are subject to change to the extent 2007 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.

(e)
Total returns for periods of less than one year are not annualized.

(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results.

(g)
Annualized.

See notes to financial statements.

42

RMR Dividend Capture Fund

Notes to Financial Statements

December 31, 2007 (unaudited)

Note A

(1) Organization

        RMR Dividend Capture Fund, or the Fund, was organized as a Massachusetts business trust on June 14, 2007, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed-end management investment company. The Fund had no operations prior to December 18, 2007, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On December 18, 2007, the Fund sold 1,250,000 common shares in an initial public offering including 50,000 shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $23,872,000 after deducting underwriting commissions and $48,000 of offering expenses. There were no underwriting commission or offering expenses paid on shares sold to the affiliates of RMR Advisors.

(2) Unaudited Financial Statements

        The accompanying December 31, 2007, financial statements have been prepared without audit. The Fund believes that the disclosures made are adequate to make the financial information not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. For reasons described in Note A(7), certain adjustments related to characterization of the Fund's investment income have not been reflected in these unaudited financial statements. The Fund's operating results for this abbreviated period are not necessarily indicative of the results that may be expected in the future.

(3) Use of Estimates

        Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(4) Portfolio Valuation

        Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of

43

restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5) Securities Transactions and Investment Income

        Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6) Federal Taxes

        The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

(7) Distributable Earnings

        The Fund earns income, net of expenses, daily on its investments. The Fund intends to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders will be declared pursuant to this policy. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains.

        The Fund has substantial investments in real estate investment trusts, or REITs, and regulated investment companies or RICs which are generally not subject to federal income taxes. Distributions that the Fund received from REITs and RICs can be classified as ordinary income, capital gain income or return of capital by the REITs and RICs that make these distributions to the Fund. However, it is not possible to characterize distributions received from REITs and RICs at this time because the issuers have not reported their tax characterization. Therefore, it is likely that some portion of the Fund's 2007 investment income will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes when the information becomes available.

44

        Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2007, are as follows:

Cost	$27,470,137

Gross unrealized appreciation	$24,405
Gross unrealized depreciation	(898,242)

Net unrealized appreciation/(depreciation)	$(873,837)

(8) Concentration of Risk

        Under normal market conditions, the Fund's investments will be concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs and income producing common shares of RICs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

(9) Recent Accounting Pronouncements

        In June 2006, the Financial Accounting Standards Board, or FASB, issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes", or FIN 48. FIN 48 was effective for the fiscal years beginning after December 15, 2006. The Securities and Exchange Commission delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. As required, the Fund has adopted FIN 48, and concluded that the effect is not material to its financial statements.

        In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurement", or SFAS 157, which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. The Fund is currently evaluating the impact, if any, the adoption of SFAS 157 will have on its financial statements.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

        The Fund has an advisory agreement with RMR Advisors, Inc., to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any

45

indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

        RMR Advisors, and not the Fund, has paid, from its own assets, an incentive fee to the lead underwriter for the Fund's initial public offering in an amount equal to $240,000.

        RMR Advisors, and not the Fund, from its own assets, has paid to a third party firm for wholesale marketing and marketing consulting services provided to the Advisor in connection with the Funds initial public offering in an amount equal to $181,760.

        RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $7,500 of subadministrative fees charged by State Street for the period ended December 31, 2007.

        Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $1,750 of trustee fees and expenses during the period ended December 31, 2007.

Note C

Securities Transactions

        During the period ended December 31, 2007, there were purchases and sales transactions (excluding short-term securities) of $21,271,875 and $740, respectively. Brokerage commissions on securities transactions amounted to $42,129 during the period ended December 31, 2007.

Note D

Use of Leverage

        Subject to market conditions, the Fund intends to offer Preferred Shares representing approximately 33 1/3% of the Fund's capital after issuance. The Fund may issue Preferred Shares so long as after their issuance the liquidation value of the Preferred Shares, plus the aggregate amount of senior securities representing indebtedness, does not exceed 50% of the Fund's capital.

46

APPENDIX A

ARTICLE X

PREFERRED SHARES OF BENEFICIAL INTEREST

        10.1    Statement Creating One Series of Preferred Shares.

DESIGNATION

        Series F:    400 preferred shares, par value $.0001 per share, liquidation preference $25,000 per share plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared), are hereby designated auction preferred shares, Series F (the "Series" or "Preferred Shares"). Each share of the Series shall have an Applicable Rate for its Initial Rate Period determined pursuant to a resolution of the Board of Trustees and an initial Distribution Payment Date of February 19, 2008.

        Preferred Shares may be marketed under the name "auction preferred shares" or "Preferred Shares" or such other name as the Board of Trustees may approve from time to time.

        Each Preferred Share shall have such other preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Parts I and II of Article X of these Bylaws. Subject to the provisions of Section 5(c) of Part I hereof, the Board of Trustees of the Trust may, in the future, reclassify additional shares of the Trust's capital shares as Preferred Shares, with the same preferences, rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and other terms herein described, except that the Applicable Rate for the Initial Rate Period, its initial Payment Date and any other changes in the terms herein set forth shall be as set forth in the Bylaws reclassifying such shares as Preferred Shares.

        Capitalized terms used in Parts I and II of Article X of these Bylaws shall have the meanings (with the terms defined in the singular having comparable meanings when used in the plural and vice versa) provided in the "Definitions" section immediately following, unless the context otherwise requires.

DEFINITIONS

        As used in Parts I and II of Article X of these Bylaws, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          (a)   "APPROVED PRICE" means the "fair value" as determined by the Trust in accordance with the valuation procedures adopted from time to time by the Board of Trustees of the Trust and for which the Trust receives a mark-to-market price (which, for the purpose of clarity, shall not mean Market Value) from an independent source at least semi-annually.

          (b)   "AUDITOR'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of these Bylaws.

          (c)   "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that for purposes of these Bylaws no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors, or executive officers of which is a Trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee of the Trust.

          (d)   "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

          (e)   "ALL HOLD RATE" shall mean 80% of the Reference Rate.

          (f)    "ANNUAL VALUATION DATE" shall mean the last Business Day of December of each year.

          (g)   "APPLICABLE PERCENTAGE" shall mean the percentage determined based on the lower of the credit ratings assigned to the Preferred Shares on such date by Moody's and Fitch as follows:

Credit Ratings
		Applicable Percentage
Moody's	Fitch
Aa3 or higher	AA- or higher	200%
A3 to A1	A- to A+	250%
Baa3 to Baa1	BBB- to BBB+	275%
Ba 1 and lower	BB+ and lower	325%

          For purposes of this definition, the "prevailing rating" of the Preferred Shares shall be (i) Aaa/AAA if such shares have a rating of Aaa by Moody's and AAA by Fitch and the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies; (ii) if not Aaa/AAA, then Aa3/AA- if such shares have a rating of Aa3 or better by Moody's and AA- or better by Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies, (iii) if not Aa3/AA- or higher, then A3/A- if such shares have a rating of A3 or better by Moody's and A- or better by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies, (iv) if not A3/A- or higher, then Baa3/BBB- if such shares have a rating of Baa3 or better by Moody's and BBB- or better by Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies, (v) if not Baa3/BBB- or higher, then below Baa3/BBB-.

          The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount. The Trust shall take all reasonable action necessary to enable Moody's and Fitch to provide a rating for the Preferred Shares. If Moody's or Fitch shall not make such a rating available, the Trust shall select another rating agency to act as a substitute rating agency. Notwithstanding the foregoing, the Trust shall not be required to have more than one rating agency provide a rating for the Preferred Shares.

          (h)   "APPLICABLE RATE" shall mean, for each Rate Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Distribution Period if all the Preferred Shares are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

          (i)    "APPLICABLE SPREAD" means the spread determined based on the lower of the credit ratings assigned to Preferred Shares on such date by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) as follows:

Credit Ratings
Applicable Spread
Moody's	Fitch
Aa3 or higher	AA- or higher	200 bps
A3 to A1	A- to A+	250 bps
Baa3 to Baa1	BBB- to BBB+	275 bps
Ba 1 and lower	BB+ and lower	325 bps

          For purposes of this definition, the "prevailing rating" of the Preferred Shares shall be (i) Aaa/AAA if such shares have a rating of Aaa by Moody's and AAA by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies; (ii) if not Aaa/AAA, then Aa3/AA- if such shares have a rating of Aa3 or better by Moody's and AA- or better by Fitch or the equivalent of such rating by such agencies or a substitute rating agency or substitute rating agencies, (iii) if not Aa3/AA- or higher, then A3/A- if such shares have a rating of A3 or better by Moody's and A- or better by Fitch or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies, (iv) if not A3/A- or higher, then Baa3/BBB- if such shares have a rating of Baa3 or better by Moody's and BBB- or better by Fitch or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies, (v) if not Baa3/BBB- or higher, then below Baa3/BBB-.

          The Applicable Spread as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.

          (j)    "AUCTION" shall mean each periodic implementation of the Auction Procedures.

          (k)   "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for the Preferred Shares so long as the Applicable Rate for such Preferred Shares is to be based on the results of an Auction.

          (l)    "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 6 of Part II of Article X of these Bylaws.

          (m)  "AUCTION DATE" with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

          (n)   "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of Article X of these Bylaws.

          (o)   "AVAILABLE PREFERRED SHARES" shall have the meaning specified in paragraph (a) of Section 3 of Part II of Article X of these Bylaws.

          (p)   "BANK LOANS" means direct purchases of, assignments of, participations in and other interests in (a) any bank loan or (b) any loan made by an investment bank, investment fund or other financial institution, provided that such loan under this clause (b) is similar to those typically made, syndicated, purchased or participated by a commercial bank or institutional loan investor in the ordinary course of business.

          (q)   "BENEFICIAL OWNER" with respect to shares of Preferred Shares, means a customer (including broker dealers that are not Broker Dealers) of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares.

          (r)   "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X of these Bylaws.

          (s)   "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X of these Bylaws; provided, however, that neither the Trust nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

          (t)    "BOARD OF TRUSTEES" shall mean the Board of Trustees of the Trust or any duly authorized committee thereof.

          (u)   "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of Article X of these Bylaws, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

          (v)   "BROKER-DEALER AGREEMENT" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of Article X of these Bylaws.

          (w)  "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in New York, New York, are authorized or obligated by law to close.

          (x)   "CLOSING TRANSACTION" shall have the meaning specified in paragraph (a)(i)(A) of Section 13 of Part I of Article X of these Bylaws.

          (y)   "CODE" means the Internal Revenue Code of 1986, as amended.

          (z)   "COMMON SHARES" shall mean the outstanding common shares, par value $.001 per share, of the Trust.

          (aa) "CURE DATE" shall mean the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

          (bb) "DATE OF ORIGINAL ISSUE" with respect to the Preferred Shares, shall mean the date on which the Trust initially issued such shares.

          (cc) "DECLARATION OF TRUST" shall have the meaning specified on the first page of these Bylaws.

          (dd) "DEPOSIT SECURITIES" shall mean cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or F-1 by Fitch, P-1, MIG-1 or VMIG-1 by Moody's or AAA or A-1 by S&P.

          (ee) "DISCOUNTED VALUE" as of any Valuation Date, shall mean, (i) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is not currently callable or prepayable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the Fitch Discount Factor for a Fitch Eligible Asset or Moody's Discount Factor for a Moody's Eligible Asset, (ii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient as calculated above or the call price, plus accrued interest or distributions, as applicable, whichever is lower, and (iii) with respect to a Fitch Eligible Asset or Moody's Eligible Asset that is prepayable, the quotient as calculated above or the par value, plus accrued interest or distribution, as applicable, whichever is lower.

          (ff)  "DISTRIBUTION PAYMENT DATE" with respect to the Preferred Shares, shall mean any date on which distributions are payable on the Preferred Shares pursuant to the provisions of paragraph (d) of Section 2 of Part I of Article X of these Bylaws.

          (gg) "DISTRIBUTION PERIOD," with respect to the Preferred Shares, shall mean the period from and including the Date of Original Issue of shares of a series of Preferred Shares to but excluding the initial Distribution Payment Date for shares of the Series and thereafter any period from and including one Distribution Payment Date for shares of the Series to but excluding the next succeeding Distribution Payment Date for shares of the Series.

          (hh) "EXISTING HOLDER," with respect to shares of Preferred Shares, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of shares of the Series.

          (ii)   "EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 41 days thereafter for Fitch and 49 days thereafter for Moody's.

          (jj)   "FAILURE TO DEPOSIT," with respect to shares of a series of Preferred Shares, shall mean a failure by the Trust to pay to the Auction Agent, not later than 12:00 noon, Eastern time, (A) on any Distribution Payment Date for shares of the Series, in funds available on such Distribution Payment Date in New York, New York, the full amount of any distribution (whether or not earned or declared) to be paid on such Distribution Payment Date on any share of the Series or (B) on any redemption date in funds available on such redemption date for shares of the Series in New York, New York, the Redemption Price to be paid on such redemption date for any share of the Series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of Article X of these Bylaws; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (kk) "FITCH" means Fitch Ratings and its successors.

          (ll)   "FITCH DISCOUNT FACTOR" means, for purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch.

            (i)    Municipal Obligations:    the Fitch Discount Factor for Municipal Obligations is the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Exposure Period, in accordance with the table set forth below.

RATING CATEGORY

Exposure Period	AAA*	AA*	A*	BBB*	F1**	Unrated***
7 weeks	151%	159%	166%	173%	136%	225%
8 weeks or less but greater than 7 weeks	154%	161%	168%	176%	137%	231%
9 weeks or less but greater than 8 weeks	158%	163%	170%	177%	138%	240%

  *
  Fitch rating (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below).

  **
  Municipal Obligations rated F1 by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below), which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

  ***
  Includes Municipal Obligations rated less than BBB by Fitch (or, if not rated by Fitch, see the definition of "Fitch Eligible Asset" below) and unrated securities.

    Notwithstanding the foregoing, (i) the Fitch Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least F2 by Fitch (or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's or at least A-1+ or SP-1+ by S&P) and mature or have a demand feature at par exercisable in 30 days or less, and (ii) no Fitch Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

             (ii)  Corporate Debt Securities:    the Fitch Discount Factor for corporate debt securities is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

FITCH DISCOUNT FACTORS FOR CORPORATE DEBT SECURITIES INCLUDING NON-INVESTMENT GRADE BONDS

Terms to Maturity	AAA	AA	A	BBB	BB	Unrated(1)
1 year or less	106%	108%	110%	112%	130%	152%
2 years or less (but longer than 1 year)	106%	108%	110%	112%	130%	152%
3 years or less (but longer than 2 years)	106%	108%	110%	112%	130%	152%
4 years or less (but longer than 3 years)	111%	113%	115%	117%	134%	152%
5 years or less (but longer than 4 years)	111%	113%	115%	117%	134%	152%
7 years or less (but longer than 5 years)	114%	116%	118%	120%	136%	152%
10 years or less (but longer than 7 years)	116%	118%	120%	122%	137%	152%
15 years or less (but longer than 10 years)	120%	122%	124%	124%	139%	152%
30 years or less (but longer than 15 years)	124%	127%	129%	129%	145%	152%
Greater than 30 years	124%	127%	129%	129%	145%	152%

  (1)
  If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the

    Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Trust will use the percent set forth under "Unrated" in the table above.

      The Fitch Discount Factors presented in the immediately preceding table apply to corporate debt securities that are performing and have a Market Value determined by a Pricing Service of an Approved Price. The Fitch Discount Factor noted in the table above for a debt security rated B by Fitch shall apply to any non-performing debt security with a price equal to or greater than 90% of par. The Fitch Discount Factor noted in the table above for a debt security rated below B by Fitch shall apply to any non-performing debt security with a price less than 90% of par but equal to or greater than 20% of par. If a debt security does not have a Market Value determined by a Pricing Service or an Approved Price, a rating two rating categories below the actual rating on the debt security will be used (e.g., where the actual rating is A-, the rating for debt securities rated BB- will be used). The Fitch Discount Factor for a debt security issued by a limited partnership that is not a Rule 144A Security shall be the Discount Factor determined in accordance with the table set forth above multiplied by 105%.

      The Fitch Discount Factors presented in the immediately preceding table will also apply to corporate obligations backed by a guarantee, a letter of credit or insurance issued by a third party. If the third-party credit rating is the basis for the rating on the obligation, then the rating on the third party will be used to determine the Fitch Discount Factor in the table.

            (iii)  Common stock and warrants:    The Fitch Discount Factor applied to common stock will be:

Large-cap stocks:	200%
Mid-cap stocks:	233%
Small-cap stocks:	286%
Others:	370%

      Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization greater than $10 billion.

            (iv)  Preferred stock:    The Fitch Discount Factor applied to preferred stock is the percentage determined by reference to the rating in accordance with the table set forth below.

PREFERRED STOCK(1)	DISCOUNT FACTOR
AAA	130%
AA	133%
A	135%
BBB	139%
BB	154%
Not rated or below BB	161%
Investment grade Dividends Received Deduction ("DRD")	164%
Not rated or below investment grade DRD	200%

  (1)
  If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either not rated by any Rating Agency or is rated below BB, the Trust will use the percent set forth under "Not rated or below BB" in the table above.

           (v)  Convertible securities:    The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible debt securities have neither (x) conversion premiums greater than 100% nor (y) have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve.

    The Fitch Discount Factor applied to convertible debt securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible debt securities do not have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve.

    The Fitch Discount Factor applied to convertible debt securities which have a yield to maturity or yield to worse of greater than 15% above the relevant Treasury curve is 370%.

    If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

          (vi)  U.S. Government Securities:

Time Remaining to Maturity	Discount Factor
1 year or less	101.5%
2 years or less (but longer than 1 year)	103%
3 years or less (but longer than 2 years)	105%
4 years or less (but longer than 3 years)	107%
5 years or less (but longer than 4 years)	109%
7 years or less (but longer than 5 years)	112%
10 years or less (but longer than 7 years)	114%
15 years or less (but longer than 10 years)	122%
20 years or less (but longer than 15 years)	130%
25 years or less (but longer than 20 years)	146%
Greater than 25 years	154%

           (vii)  Short-Term Investments and Cash:    The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at part exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

          (viii)  Rule 144A Securities:    The Fitch Discount Factor applied to Rule 144A Securities shall be the Discount Factor determined in accordance with the table above under "Corporate Debt Securities" in subsection (ii), multiplied by 110% until such securities are registered under the Securities Act.

            (ix)  Asset-backed and mortgage-backed securities:    The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)	Discount Factor
U.S. Treasury/agency securities (10 years or less)	118%
U.S. Treasury/agency securities (greater than 10 years)	127%
U.S. agency sequentials (10 years or less)	128%
U.S. agency sequentials (greater than 10 years)	142%
U.S. agency principal only securities	236%
U.S. agency interest only securities (with Market Value greater than 40% of par)	696%
U.S. agency interest only securities (with Market Value less than or equal to 40% of par)	214%
AAA LockOut securities, interest only	236%
U.S. agency planned amortization class bonds (10 years or less)	115%
U.S. agency planned amortization class bonds (greater than 10 years)	136%
AAA sequentials (10 years or less)	118%
AAA sequentials (greater than 10 years)	135%
AAA planned amortization class bonds (10 years or less)	115%
AAA planned amortization class bonds (greater than 10 years)	140%
Jumbo mortgage rated AAA(1)	123%
Jumbo mortgage rated AA(1)	130%
Jumbo mortgage rated A(1)	136%
Jumbo mortgage rated BBB(1)	159%
Commercial mortgage-backed securities rated AAA	131%
Commercial mortgage-backed securities rated AA	139%
Commercial mortgage-backed securities rated A	148%
Commercial mortgage-backed securities rated BBB	177%
Commercial mortgage-backed securities rated BB	283%
Commercial mortgage-backed securities rated B	379%
Commercial mortgage-backed securities rated CCC or not rated	950%

      (1)
      Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

             (x)  Real Estate Investment Trusts:

              (a)   For common stock and preferred stock of REITs and other real estate companies, the Fitch Discount Factor applied shall be:

REIT or other real estate company preferred stock	154	%*
REIT or other real estate company common stock	250%

      * Where the aggregate Market Value of securities invested in REIT preferred stock exceeds 50% of the aggregate Market Value of all Fitch Eligible Assets, then the applicable Fitch Discount Factor shall be 200%.

              (b)   For corporate debt securities of REITs, Real Estate Companies, and Lodging Companies, the Fitch Discount Factor applied shall be:

Terms to Maturity	AAA	AA	A	BBB	BB	B	Unrated
1 year or less	111%	114%	117%	120%	121%	127%	127%
2 years or less (but longer than 1 year)	116%	123%	125%	127%	132%	137%	137%
3 years or less (but longer than 2 years)	121%	125%	127%	131%	133%	140%	152%
4 years or less (but longer than 3 years)	126%	126%	129%	132%	136%	140%	164%
5 year or less (but longer than 4 years)	131%	132%	135%	139%	144%	149%	185%
7 years or less (but longer than 5 years)	140%	143%	146%	152%	159%	167%	228%
10 years or less (but longer than 7 years)	141%	143%	147%	153%	160%	168%	232%
12 years or less (but longer than 10 years)	144%	144%	150%	157%	165%	174%	249%
15 years or less (but longer than 12 years)	148%	151%	155%	163%	172%	182%	274%
30 years or less (but longer than 15 years)	152%	156%	160%	169%	180%	191%	306%

        If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). Securities rated either below B or not rated by any Rating Agency shall be treated as "Unrated" in the table above.

            (xi)  Futures and call options:    For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Trust and call options sold by the Trust shall not be included as Fitch Eligible Assets. However, such assets shall be valued at Market Value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. For call options purchased by the Trust, the Market Value of the call option will be included as a Fitch Eligible Asset subject to a Fitch Discount Factor mutually agreed to between the Trust and Fitch based on the characteristics of the option contract such as its maturity and the underlying security of the contract.

           (xii)  Securities lending:    The Trust may engage in securities lending in an amount not to exceed 10% of the Trust's total gross assets. For purposes of calculating the Preferred Shares Basic Maintenance Amount, such securities lent shall be included as Fitch Eligible Assets with the appropriate Fitch Discount Factor applied to such lent security. The obligation to return such collateral shall not be included as an obligation/liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. However, the Trust may reinvest cash collateral for securities lent in conformity with its investment objectives and policies and the provisions of these Bylaws. In such event, to the extent that securities lending collateral received is invested by the Trust in assets that otherwise would be Fitch Eligible Assets and the value of such assets exceeds the amount of the Trust's obligation to return the collateral on a Valuation Date, such excess amount shall be included in the calculation of Fitch Eligible Assets by applying the applicable Fitch Discount Factor to this amount and adding the product to total Fitch Eligible Assets. Conversely, if the value of assets in which securities lending collateral has been invested is less then the amount of the Trust's obligation to return the collateral on a

    Valuation Date, such difference shall be included as an obligation/liability of the Trust for purposes of calculating the Preferred Shares Basic Maintenance Amount. Collateral received by the Trust in a securities lending transaction and maintained by the Trust in the form received shall not be included as a Fitch Eligible Asset for purposes of calculating the Preferred Shares Basic Maintenance Amount.

          (xiii)  Swaps (including Total Return Swaps and Interest Rate Swaps):    Total Return and Interest Rate Swaps are subject to the following provisions:

      If the Trust has an outstanding gain from a swap transaction on a Valuation Date, the gain will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor on the counterparty to the swap transaction. At the time a swap is executed, the Trust will only enter into swap transactions where the counterparty has at least a Fitch rating of A- or Moody's rating of A3.

              (a)   Only the cumulative unsettled profit and loss from a Total Return Swap transaction will be calculated when determining the Preferred Shares Basic Maintenance Amount. If the Trust has an outstanding liability from a swap transaction on a Valuation Date, the Trust will count such liability as an outstanding liability from the total Fitch Eligible Assets in calculating the Preferred Shares Basic Maintenance Amount.

              (b)   In addition, for swaps other than Total Return Swaps, the Market Value of the position (positive or negative) will be included as a Fitch Eligible Asset. The aggregate notional value of all swaps will not exceed the Liquidation Preference of the Outstanding Preferred Shares.

              (c)   (1) The underlying securities subject to a credit default swap sold by the Trust will be subject to the applicable Fitch Discount Factor for each security subject to the swap; (2) If the Trust purchases a credit default swap and holds the underlying security, the Market Value of the credit default swap and the underlying security will be included as a Fitch Eligible Asset subject to the Fitch Discount Factor assessed based on the counterparty risk; and (3) the Trust will not include a credit default swap as a Fitch Eligible Asset purchase by the Trust without the Trust holding the underlying security or when the Trust busy a credit default swap for a basket of securities without holding all the securities in the basket.

          (xiv)  Senior Loans:    The Fitch Discount Factor applied to senior, secured floating rate Loans made to corporate and other business entities ("Senior Loans") shall be the percentage specified in the table below opposite such Fitch Loan Category:

Fitch Loan Category	Discount Factor
A	115%
B	130%
C	152%
D	370%

    Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

           (xv)  GNMAs, FNMAs, FHLMCs, etc.

          (xvi)  MBS, asset-backed and other mortgage-backed securities:

        MBS:    U.S. Government Agency (FNMA, FHLMC or GNMA) conforming mortgage-backed securities with a stated maturity of 30 years shall have a discount factor of 114% and conforming mortgage-backed securities with a stated maturity of 15 years shall have a discount factor of 111%.

        Asset-backed and other mortgage-backed securities:    The percentage determined by reference to the asset type in accordance with the table set forth below.

Asset Type (with time remaining to maturity, if applicable)	Discount Factor
U.S. Treasury/agency securities (10 years or less)	118%
U.S. Treasury/agency securities (greater than 10 years)	127%
U.S. agency sequentials (10 years or less)	120%
U.S. agency sequentials (greater than 10 years)	142%
U.S. agency principal only securities	236%
U.S. agency interest only securities (with Market Value greater than 40% of par)	696%
U.S. agency interest only securities (with Market Value less than or equal to 40% of par)	271%
AAA Lock-Out securities, interest only	236%
U.S. agency planned amortization class bonds (10 years or less)	115%
U.S. agency planned amortization class bonds (greater than 10 years)	136%
AAA sequentials (10 years or less)	118%
AAA sequentials (greater than 10 years)	135%
AAA planned amortization class bonds (10 years or less)	115%
AAA planned amortization class bonds (greater than 10 years)	140%
Jumbo mortgage rated AAA(1)	123%
Jumbo mortgage rated AA(1)	130%
Jumbo mortgage rated A(1)	136%
Jumbo mortgage rated BBB(1)	159%
Commercial mortgage-backed securities rated AAA	131%
Commercial mortgage-backed securities rated AA	139%
Commercial mortgage-backed securities rated A	148%
Commercial mortgage-backed securities rated BBB	177%
Commercial mortgage-backed securities rated BB	283%
Commercial mortgage-backed securities rated B	379%
Commercial mortgage-backed securities rated CCC or not rated	950%

    (1)
    Applies to jumbo mortgages, credit cards, auto loans, home equity loans, manufactured housing and prime mortgage-backed securities not issued by a U.S. agency or instrumentality.

         (xvii)  Closed End Registered Investment Companies:    the Fitch Discount Factor applied to Closed End Registered Investment Companies is 286%.

          (mm)  "FITCH ELIGIBLE ASSETS" means:

              (i)  Cash (including interest and dividends due on assets rated (a) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five (5) Business Days of the Valuation Date, (b) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty (30) days of the Valuation Date, and (c) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five (5) Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five (5) Business Days;

             (ii)  Short Term Money Market Instruments so long as (a) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (c) in all other case, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

            (iii)  Municipal Obligations that (i) pay interest in cash, (ii) do not have their Fitch rating, as applicable, suspended by Fitch, and (iii) are part of an issue of Municipal Obligations of at least $10,000,000. In Addition, Municipal Obligations in the Trust's portfolio must be within the following investment guidelines to be Fitch Eligible Assets.

Rating	Minimum Issue Size ($ Millions)(1)	Maximum Single Underlying Obligor Issuer (%)(2)	Maximum State Allowed (%)(2)(3)
AAA	10	100	100
AA	10	20	60
A	10	10	40
BBB	10	6	20
BB	10	4	12
B	10	3	12
CCC	10	2	12

      (1)
      Preferred stock has a minimum issue size of $50 million.

      (2)
      The referenced percentage represents maximum cumulation total for the related rating category and each lower rating category.

      (3)
      Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Fitch Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

For purposes of applying the foregoing requirements and applying the applicable Fitch Discount Factor, if a Municipal Obligation is not rated by Fitch but is rated by Moody's and S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have the Fitch rating which is the lower of the Moody's and S&P rating. If a Municipal Obligation is not rated by Fitch but is rated by Moody's or S&P, such Municipal Obligation (excluding short-term Municipal Obligations) will be deemed to have such rating. Eligible Assets shall be calculated without including cash; and Municipal Obligations rated F1 by Fitch or, if not rated by Fitch, rated MIG-1, VMIG-1 or P-1 by Moody's; or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P shall be considered to have a long-term rating of A. When the Trust sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Fitch Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount. When the Trust purchases a Fitch Eligible Asset and agrees to sell it at a future date, such Fitch Eligible Asset shall be valued at the amount of cash to be received by the Trust upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A by Fitch and the transaction has a term of no more than 30 days; otherwise, such Fitch Eligible Asset shall be valued at the Discounted Value of such Fitch Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset for purposes of determining the Preferred Shares Basic Maintenance Amount to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch (if Fitch is then rating the Preferred Shares) has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by the investment adviser, custodian or the Auction Agent, (d) Liens by virtue of any repurchase agreement, and (e) Liens in connection with any futures margin account; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the Preferred Shares Basic Maintenance Amount.

            (iv)  U.S. Government Securities;

             (v)  Debt securities, if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in a member of the European Union, Argentina, Australia, Brazil, Chile, Japan, Korea, and Mexico or other country if Fitch does not inform the Trust that including debt securities from such foreign country will adversely impact Fitch's rating of the Preferred

    Shares (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. All debt securities satisfying the foregoing requirements and restriction of this paragraph are herein referred to as "Debt Securities."

            (vi)  Preferred stocks if (1) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (2) the issuer or such a preferred stock has common stock listed on either the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, and (3) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB- or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

           (vii)  Common stocks (1)(a) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (b) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (c) which may be sold without restriction by the Trust; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Trust, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (ii) the aggregate Market Value of the Trust's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares time the Market Value of such common stock shall not be a Fitch's Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Trust's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Trust's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset;

          (viii)  Rule 144A Securities;

            (ix)  Warrants on common stocks described in (vii) above;

             (x)  any common stock, preferred stock or any debt securities of REITs or real estate companies;

            (xi)  Interest Rate Swaps or Interest Rate Caps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another Rating Agency, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another Rating Agency and (2) the original aggregate notional amount of the Interest Rate Swap or Interest Rate Cap transaction or transactions is not greater than the Liquidation Preference of the Preferred Shares originally issued;

           (xii)  Swaps, including Total Return Swaps entered into according to ISDA;

          (xiii)  Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the 1940 Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares;

          (xiv)  asset-backed and mortgage-backed securities;

           (xv)  senior loans;

          (xvi)  Closed End Registered Investment Companies that (1) have an equity market capitalization greater than $100 million and (2) have an average trading volume of 50,000 shares per day; and

         (xvii)  Fitch Hedging Transactions.

        Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A- by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

        Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(a) through (i)(e) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (d) Liens arising by virtue of any repurchase agreement.

        Fitch diversification limitations: portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

Equity Securities	Maximum Single Issuer (1)
Large-cap	5%
Mid-cap	5%
Small-cap	5%

    (1)
    Percentages represent both a portion of the aggregate Market Value and number of outstanding shares of the common stock portfolio.

Debt Securities Rated at Least(1)	Maximum Single Issuer(2)	Maximum Single Industry(2)(3)	Minimum Issue Size ($ in million)(4)
AAA	100%	100%	$100
AA-	20%	75%	$100
A-	10%	50%	$100
BBB-	6%	25%	$100
BB-	4%	16%	$50
B-	3%	12%	$50
CCC	2%	8%	$50

(1)
Not applicable to corporate debt securities of REITs, Real Estate Companies, and Lodging Companies.

(2)
Percentages represent a portion of the aggregate Market Value of corporate debt securities.

(3)
Industries are determined according to Fitch's Industry Classifications, as defined herein.

(4)
Preferred stock has a minimum issue size of $50 million, and mortgage pass through issued by Federal Home Loan Mortgage Corporation ("FHLMC"), the Federal National Mortgage Association ("FNMA") or the Government National Mortgage Association ("GNMA"), which has no minimum issue size.

        If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). If a security is either rated below CCC or not rated by any Rating Agency, the Trust will treat the security as if it were "CCC" in the table above.

Reit and Other Real Estate Company Securities
5% issuer limitation (including common, preferred, debt and other securities)

Closed End Registered Investment Company Securities
5% issuer limitation(1)

        (1)
        Percentage represents a portion of the aggregate Market Value.

          (nn) "FITCH HEDGING TRANSACTIONS" has the meaning set forth in paragraph (b)(1) of Section 13 of Part I of Article X of these Bylaws.

          (oo) "FITCH INDUSTRY CLASSIFICATIONS" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

Aerospace & Defense	Industrial/Manufacturing
Automobiles	Insurance
Banking, Finance & Real Estate	Leisure & Entertainment
Broadcasting & Media	Metals & Mining
Building & Materials	Miscellaneous
Cable	Packaging and Containers
Chemicals	Paper & Forest Products
Computers & Electronics	Retail
Consumer Products	Sovereign
Energy	Structured Finance Obligations
Environmental Services	Supermarkets & Drugstores
Farming & Agriculture	Telecommunications
Food, Beverage & Tobacco	Textiles & Furniture
Gaming & Restaurants	Transportation
Healthcare & Pharmaceuticals	Utilities

        The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.

          (pp) "FITCH LOAN CATEGORY" means the following four categories (and, for purposes of this categorization, the Market Value of a Fitch Eligible Asset trading at par is equal to $1.00):

              (i)  "FITCH LOAN CATEGORY A" means Performing Bank Loans, which have a Market Value or an Approved Price greater than or equal to 90% of par.

             (ii)  "FITCH LOAN CATEGORY B" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to 80% of par but less than 90% of par; (B) non-Performing Bank Loans which have a Market Value or an Approved Price greater than or equal to 85% of par.

            (iii)  "FITCH LOAN CATEGORY C" means: (A) Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to 70% of par but less than 80% of par; (B) non-Performing Bank Loans which have a Market Value or an Approved Price of greater than or equal to 75% of par but less than 85% of par; and (C) Performing Bank Loans without an Approved Price rated BB- or higher by Fitch. If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody 's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used).

            (iv)  "FITCH LOAN CATEGORY D" means Bank Loans not described in any of the foregoing categories.

    Notwithstanding any other provision contained above, for purposes of determining whether a Fitch Eligible Asset falls within a specific Fitch Loan Category, to the extent that any Fitch Eligible Asset would fall within more than one of the Fitch Loan Categories, such Fitch Eligible Asset shall be deemed to fall into the Fitch Loan Category with the lowest applicable Fitch Discount Factor.

          (qq) "FORWARD COMMITMENTS" shall have the meaning specified in paragraph (a)(iv) of Section 13 of Part I of Article X of these Bylaws.

          (rr)  "HOLDER" with respect to shares of a series of Preferred Shares, shall mean the registered holder of such shares as the same appears on the record books of the Trust.

          (ss)  "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X of these Bylaws.

          (tt)  "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Trust an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

          (uu) "INITIAL RATE PERIOD" shall be the period from and including the Date of Original Issue to but excluding February 19, 2008 with respect to the Series.

          (vv) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security, which is equal to the yield on an equivalent interest-bearing security.

          (ww)  "INTEREST RATE CAP" means an options contract which puts an upper limit on a floating exchange rate. The contract protects the holder from rises in short-term interest rates by making a payment to the holder when an underlying interest rate (the index or reference interest rate) exceed a specified strike rate (the cap rate).

          (xx) "LATE CHARGE" shall have the meaning specified in subparagraph (e)(1)(B) of Section 2 of Part I of Article X of these Bylaws.

          (yy) "LIBOR Dealers" means RBC Dain Rauscher Inc. and such other dealer or dealers as the Trust may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

          (zz) "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Distribution Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Distribution Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Trust's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Distribution Period in an amount determined by the LIBOR Dealer (after obtaining the Trust's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any substitute LIBOR Dealer or substitute LIBOR Dealers selected by the Trust to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Distribution Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

          (aaa)  "LIQUIDATION PREFERENCE" with respect to a given number of Preferred Shares, means $25,000 times that number.

          (bbb)  "LONDON BUSINESS DAY" means any day on which commercial banks are generally open for business in London.

          (ccc)  "MARKET VALUE" of any asset of the Trust shall mean the market value thereof determined in accordance with the pricing procedures of the Trust.

          (ddd)  "MAXIMUM RATE" shall mean, with respect to Preferred Shares for any Distribution Period, the greater of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread plus the Reference Rate on the Auction Date. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. Generally, the applicable distribution rate for any Distribution Period for the Preferred Shares will not be more than the Maximum Rate attributable to such shares. The Maximum Rate for the Preferred Shares will depend on the credit rating assigned to such shares and on the length of the Distribution Period.

          (eee)  "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days for the Preferred Shares.

          (fff) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

          (ggg)  "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined as follows. The Moody's Discount Factor for any Moody's Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody's.

            (i)    Corporate debt securities:    The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below (non convertibles).

	Moody's Rating Category
Term to Maturity of Corporate Debt Security(2)
	Aaa	Aa	A	Baa	Ba	B	Unrated(1)
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115	118	122	125	146	160	250
3 years or less (but longer than 2 years)	120	123	127	131	153	168	250
4 years or less (but longer than 3 years)	126	129	133	138	161	176	250
5 years or less (but longer than 4 years)	132	135	139	144	168	185	250
7 years or less (but longer than 5 years)	139	143	147	152	179	197	250
10 years or less (but longer than 7 years)	145	150	155	160	189	208	250
15 years or less (but longer than 10 years)	150	155	160	165	196	216	250
20 years or less (but longer than 15 years)	150	155	160	165	196	228	250
30 years or less (but longer than 20 years)	150	155	160	165	196	229	250
Greater than 30 years	165	173	181	189	205	240	250

(1)
Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities covered by this section (i), which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate debt security is unrated by Moody's, S&P or Fitch, the Fund will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

(2)
The Moody's Discount Factors for debt securities shall also be applied to any derivative transaction, in which case the rating of the counterparty shall determine the appropriate rating category.

          For corporate debt securities that do not pay interest in U.S. dollars, the fund sponsor will use the applicable currency conversion rates.

          Preferred stock:    The Moody's Discount Factor for taxable preferred stock shall be(1)(2):

Aaa	150%
Aa	155%
A	160%
Baa	165%
Ba	196%
B	216%
<B or Not Rated	250%
Middle Market Bank Non-cumulative perpetual preferreds	476%
Investment Grade DRD	165%
Non-Investment Grade DRD Preferred Stock	216%

      (1)
      Rule 144A securities' Discount Factor will be increased by an additional 20%.

      (2)
      For non-cumulative preferred stock, the Discount Factor should be amplified by 110%.

          Common stock

Common Stocks(1)	Large-Cap	Mid-Cap	Small-Cap
Discount Factor	200%	205%	220%

      (1)
      Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.

          Convertible securities: (including convertible preferred)

Delta	Investment Grade	Non- Investment Grade	Unrated
.00–.40	Use Corporate Debt Securities Table		250%
.41–.80	192%	226%	250%
.81–1.00	195%	229%	250%

          Equity- the convertibles is this group would have a delta that ranges between 1-.81. For investment grade bonds the discount factor would be 195% and for below investment grade securities the discount factor would be 229%.

          Total Return- the convertibles in this group would have a delta that ranges between .8-.41. For investment grade bonds the discount factor would be 192% and for below investment grade securities the discount factor would be 226%.

          Yield Alternative- the convertibles in this group would have a delta that ranges between .4-0. For this category the discount factors used are based on Moody's rating for corporate debt securities table.

          Any unrated convertible bonds would receive a discount factor of 250%.

        Upon conversion to common stock, the discount Factors applicable to common stock will apply.

              (i)  Common Shares and Preferred Shares of REITs and Other Real Estate Companies:

Common Stock and Preferred Stock of REITs and Other Real Estate Companies:

Discount Factor(1)(2)(3)
common stock of REITs	154%
preferred stock of REITs
with a rating (including a Senior Implied Rating)	154%
without a rating (including a Senior Implied Rating)	208%

        (1)
        A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/ Property Sector Classification which exceeds 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

        (2)
        A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

        (3)
        A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is below $500 million.

             (ii)  Debt Securities of REITs and Other Real Estate Companies(1):

	Moody's Rating Category
Term to Maturity of Corporate Debt Security	Aaa	Aa	A	Baa	Ba	B	Unrated (2)
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115%	118%	122%	125%	146%	160%	250%
3 years or less (but longer than 2 years)	120%	123%	127%	131%	153%	168%	250%
4 years or less (but longer than 3 years)	126%	129%	133%	138%	161%	176%	250%
5 years or less (but longer than 4 years)	132%	135%	139%	144%	168%	185%	250%
7 years or less (but longer than 5 years)	139%	143%	147%	152%	179%	197%	250%
10 years or less (but longer than 7 years)	145%	150%	155%	160%	189%	208%	250%
15 years or less (but longer than 10 years)	150%	155%	160%	165%	196%	216%	250%
20 years or less (but longer than 15 years)	150%	155%	160%	165%	196%	228%	250%
30 years or less (but longer than 20 years)	150%	155%	160%	165%	196%	229%	250%
Greater than 30 years	165%	173%	181%	189%	205%	240%	250%

(1)
The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2)
Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Trust's assets can be derived from other sources, securities rated below B by Moody's and unrated securities, which are securities rated by neither Moody's, S&P nor Fitch, are limited to 10% of Moody's Eligible Assets. If a corporate, municipal or other debt security is unrated by Moody's, S&P or Fitch, the Trust will use the percentage set forth under "Unrated" in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the

  S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.

            (iii)  U.S. Treasury Securities and U.S. Treasury Strips:

Remaining Term to Maturity	U.S. Government Securities Discount Factor	U.S. Treasury Strips Discount Factor
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113%	115%
3 years or less (but longer than 2 years)	118%	121%
4 years or less (but longer than 3 years)	123%	128%
5 years or less (but longer than 4 years)	128%	135%
7 years or less (but longer than 5 years)	135%	147%
10 years or less (but longer than 7 years)	141%	163%
15 years or less (but longer than 10 years)	146%	191%
20 years or less (but longer than 15 years)	154%	218%
30 years or less (but longer than 20 years)	154%	244%

            (iv)  Short-term instruments: The Moody's Discount Factor applied to short-term portfolio securities, including without limitation corporate debt securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date; (B) 115%, so long as such portfolio securities do not mature within the Moody's Exposure Period or have a demand feature at par not exercisable within 49 days of the relevant valuation date; and (C) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. The Moody's Discount Factor applied to 2a-7 Money Market Funds will be 110%. A Moody's Discount Factor of 100% will be applied to cash.

             (v)  Closed End Registered Investment Companies: The Moody's Discount Factor applied to Closed End Registered Investment Companies are as follows:

Type of Closed End Registered Investment Company	Discount Factor
Domestic Equity Fund	275%
Covered Call Fund	285%
Real Estate Fund	355%
Taxable Bond Fund	290%

          (hhh)  "MOODY'S ELIGIBLE ASSETS" shall mean the following:

          Corporate debt securities if (A) such securities are rated B3 or higher by Moody's; (B) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody's

  Eligible Assets if they are rated by Moody's or S&P or Fitch; (C) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; (D) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody's Eligible Assets if they are publicly traded; and (E) such securities are not subject to extended settlement.

          Notwithstanding the foregoing limitations, (x) corporate debt securities not rated at least B3 by Moody's or not rated by Moody's shall be considered to be Moody's Eligible Assets only to the extent the Market Value of such corporate debt securities does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; provided, however, that if the Market Value of such corporate debt securities exceeds 10% of the aggregate Market Value of all Moody's Eligible Assets, a portion of such corporate debt securities (selected by the Trust) shall not be considered Moody's Eligible Assets, so that the Market Value of such corporate debt securities (excluding such portion) does not exceed 10% of the aggregate Market Value of all Moody's Eligible Assets; and (y) corporate debt securities rated by neither Moody's nor S&P nor Fitch shall be considered to be Moody's Eligible Assets only to the extent such securities are issued by entities which (i) have not filed for bankruptcy within the past three years, (ii) are current on all principal and interest in their fixed income obligations, (iii) are current on all preferred stock dividends, and (iv) possess a current, unqualified auditor's report without qualified, explanatory language.

            Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, or NASDAQ and (D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered Moody's Eligible Assets;

  common stocks (i) which (A) are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in US dollars and (C) may be sold without restriction by the Corporation; provided, however, that (y) common stock which, while a Moody's Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (z) the aggregate Market Value of the Corporation's holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Corporation's holdings shall not be Moody's Eligible Assets, (ii) which are securities denominated in any currency other than the US dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the

  United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Corporation's holdings of securities denominated in currencies other than the US dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the Outstanding shares of common stock of such issuer thereof or (B) 10% of the Market Value of the Corporation's Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset

              (i)  Common shares, preferred shares and any debt security of REITs and Real Estate Companies.

              (a)   Common shares of REITs and preferred shares and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common shares, preferred shares, and debt securities, issued by at least 20 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 50% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

              (b)   Unrated debt securities or preferred securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on such debt security; (C) is current on such preferred security distributions; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

             (ii)  Interest rate swaps or caps entered into according to International Swap Dealers Association ("ISDA") standards if (a) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A3 or higher and (b) the original aggregate notional amount of the interest rate swap or cap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap or cap transaction will be marked-to-market daily;

            (iii)  U.S. Treasury Securities and Treasury Strips;

            (iv)  Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the depository institution is rated at least A2, (C) such securities are of 2a-7 Money Market Funds, (D) such securities are repurchase agreements, or (E) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by Fitch and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

             (v)  Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the

    Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date; provided, however, that such interest and dividends may, at the Trust's discretion, be discounted at the same rate as the related security or on such other basis as Moody's and the Trust may agree from time to time) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date.

            (vi)  Closed End Registered Investment Companies.

        Additionally, in order to merit consideration as an eligible asset, securities should be issued by entities which:

  •
  Have not filed for bankruptcy within the past year

  •
  Are current on all principal and interest in their fixed income obligations

  •
  Are current on all preferred stock dividends

  •
  Possess a current, unqualified auditor's report without qualified, explanatory language.

        In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Moody's Eligible Assets:

Ratings(1)	Maximum Single Issuer(2)(3)	Maximum Single Industry(3)(4)	Minimum Issue Size ($ in million)(5)
Aaa	100%	100%	$100
Aa	20	60	100
A	10	40	100
Baa	6	20	100
Ba	4	12	50	(6)
B1-B2	3	8	50	(6)
B3 or below	2	5	50	(6)

    (1)
    Refers to the preferred stock and senior debt rating of the portfolio holding.

    (2)
    Companies subject to common ownership of 25% or more are considered as one issuer.

    (3)
    Percentages represent a portion of the aggregate Market Value of corporate debt securities.

    (4)
    Industries are determined according to Moody's Industry Classifications, as defined herein.

    (5)
    Except for preferred stock, which has a minimum issue size of $50 million.

    (6)
    Portfolio holdings from issues ranging from $50 million to $100 million are limited to 20% of the Fund's total assets.

        Equity Securities:

Industry Category	Maximum Single Issuer (%)(1)	Maximum Single Industry (%)(1)	Minimum Single State (%)(1)
Utility	4	50	7	(2)
Industrial	4	45	7
Financial	5	N/A	6
Other	6	20	N/A

            (iii)  "MOODY'S HEDGING TRANSACTION" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of Article X of these Bylaws.

        "Moody's Industry Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following industry classifications (or such other classifications as Moody's may from time to time approve for application to the Preferred Shares):

          1.     Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, and Ammunition

          2.     Automobile: Automobile Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

          3.     Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

          4.     Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

          5.     Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

          6.     Chemicals, Plastics and Rubber: Chemicals (non-agricultural), Industrial Gases, Sulfur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

          7.     Containers, Packaging and Glass: Glass, Fiberglass, Containers made of: Glass, Metal, Paper, Plastic, Wood or Fiberglass

          8.     Personal and Non-Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

          9.     Diversified/Conglomerate Manufacturing

          10.   Diversified/Conglomerate Service

          11.   Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

          12.   Ecological: Pollution Control, Waste Removal, Waste Treatment and Waste Disposal

          13.   Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communicating Systems, Radios, TVs, Tape Machines, Speakers, Printers, Drivers, Technology

          14.   Finance: Investment Brokerage, Leasing, Syndication, Securities

          15.   Farming and Agriculture: Livestock, Grains, Produce, Agriculture Chemicals, Agricultural Equipment, Fertilizers

          16.   Grocery: Grocery Stores, Convenience Food Stores

          17.   Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

          18.   Home and Office Furnishings, House wares, and Durable Consumer Products: Carpets, Floor Coverings, Furniture, Cooking, Ranges

          19.   Hotels, Motels, Inns and Gaming

          20.   Insurance: Life, Property and Casualty, Broker, Agent, Surety

          21.   Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing, Motion Picture Production Theaters, Motion Picture Distribution

          22.   Machinery (Non-Agricultural, Non-Construction, Non-Electronic): Industrial, Machine Tools, and Steam Generators

          23.   Mining, Steel, Iron and Non-Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel, Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales of the foregoing

          24.   Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

          25.   Printing, Publishing, and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

          26.   Cargo Transport: Rail, Shipping, Railroads, Rail-car Builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

          27.   Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

          28.   Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

          29.   Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

          30.   Personal Transportation: Air, Bus, Rail, Car Rental

          31.   Utilities: Electric, Water, Hydro Power, Gas

          32.   Diversified Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

          (jjj)  "MOODY'S REAL ESTATE INDUSTRY/PROPERTY SECTOR CLASSIFICATION" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, "NAREIT"):

1. Office	8. Manufactured Homes
2. Industrial	9. Diversified
3. Mixed	10. Lodging/Resorts
4. Shopping Centers	11. Health Care
5. Regional Malls	12. Home Financing
6. Free Standing	13. Commercial Financing
7. Apartments	14. Self Storage

          The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody's, as necessary.

          (kkk) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

          (lll) "1940 ACT CURE DATE," with respect to the failure by the Trust to maintain the 1940 Act Preferred Shares Asset Coverage (as required by Section 6 of Part I of Article X of these Bylaws) as of the last Business Day of each month, shall mean the last Business Day of the following month.

          (mmm) "1940 ACT PREFERRED SHARES ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are shares, including all outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

          (nnn) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of Preferred Shares pursuant to paragraph (c) of Section 11 of Part I of Article X of these Bylaws.

          (ooo) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of a series of Preferred Shares pursuant to subparagraph (d)(i) of Section 4 of Part I of Article X of these Bylaws.

          (ppp) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X of these Bylaws.

          (qqq) "OTHER REAL ESTATE COMPANIES" shall mean companies that generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

          (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of Preferred Shares, the number of shares theretofore issued by the Trust except, without duplication, (i) any shares of the Series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Trust, (ii) any shares of the Series as to which the Trust or any Affiliate thereof shall be an Existing Holder and (iii) any shares of the Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust.

          (sss) "PERFORMING" means with respect to any asset that is a Bank Loan or other debt, the issuer of such investment is not in default of any payment obligations in respect thereof.

          (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

          (uuu) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of Preferred Shares, shall mean a customer (including broker dealers which are not Broker Dealers) of a Broker-Dealer that is not a Beneficial Owner of shares of the Series but that wishes to purchase shares of the Series, or that is a Beneficial Owner of shares of the Series that wishes to purchase additional shares of the Series.

          (vvv) "POTENTIAL HOLDER," with respect to Preferred Shares, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is not an Existing Holder of Preferred Shares or that is an Existing Holder of Preferred Shares that wishes to become the Existing Holder of additional Preferred Shares.

          (www) "PREFERRED SHARES" shall have the meaning set forth in the first paragraph of Article X of these Bylaws.

          (xxx) "PREFERRED SHARES BASIC MAINTENANCE AMOUNT" as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of Preferred Shares outstanding on such date (including Preferred Shares held by an Affiliate of the Trust but not Preferred Shares held by the Trust) multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares) plus any redemption premium applicable to Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of distributions that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Distribution Payment Dates for the Preferred Shares outstanding that follows such Valuation Date; (C) the aggregate amount of distributions that would accumulate on Preferred Shares outstanding from such first Distribution Payment Dates therefor referenced in (B) of this paragraph through the 45th day after such Valuation Date at the respective Applicable Rates referenced in (B) of this paragraph; (D) the amount of anticipated non-interest expenses of the Trust for the 90 days subsequent to such

  Valuation Date; (E) the amount of the current outstanding balances of any indebtedness or obligations of the Trust senior in right of payment to the Preferred Shares plus distributions accrued together with 30 days additional distributions on the current outstanding balances calculated at the current rate; and (F) any other current liabilities payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been sent, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any liabilities incurred for the purpose of clearing securities transactions) less (ii) the sum of any cash plus the value of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value). Any documents to be provided to Fitch pursuant to this section shall be delivered to Fitch electronically at the following email address: funds.surveillance@fitchratings.com.

          (yyy) "PREFERRED SHARES BASIC MAINTENANCE CURE DATE," with respect to the failure by the Trust to satisfy the Preferred Shares Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of Article X of these Bylaws) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

          (zzz) "PREFERRED SHARES BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer, Assistant Treasurer, Controller, Assistant Controller or any Senior Vice President or Vice President of the Trust which sets forth, as of the related Valuation Date, the assets of the Trust, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the Preferred Shares Basic Maintenance Amount.

          (aaaa) "PRICING SERVICE" shall mean any pricing service designated from time to time in accordance with the Trust's pricing procedures.

          (bbbb) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each March, June, September and December of each year, commencing on March 31, 2008.

          (cccc) "RATE PERIOD," with respect to shares of a series of Preferred Shares, shall mean the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

          (dddd) "RATE PERIOD DAYS" for any Rate Period or Distribution Period, means the number of days that would constitute such Rate Period or Distribution Period but for the application of paragraph (d) of Section 2 of Part I of Article X of these Bylaws or paragraph (b) of Section 4 of Part I of Article X of these Bylaws.

          (eeee) "RATING AGENCY" means a nationally recognized statistical rating organization, including Moody's, S&P, or Fitch.

          (ffff) "REFERENCE BANKS" means four major banks in the London interbank market selected by RBC Dain Rauscher Inc. or its affiliates or successors or such other party as the Trust may from time to time appoint.

          (gggg) "REIT," or real estate investment trust, means a company dedicated to owning, operating or financing real estate.

          (hhhh) "REDEMPTION PRICE" shall mean the applicable redemption price specified in Section 11 of Part I of Article X of these Bylaws.

          (iiii) "REFERENCE RATE" shall mean, with respect to the determination of the Maximum Rate, the applicable LIBOR Rate (for a distribution period or a special distribution period of fewer than 365 days), and the applicable Treasury Index Rate (for a special distribution period of 365 days or more).

          (jjjj) "S&P" shall mean Standard & Poor's Ratings Services and its successors.

          (kkkk) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          (llll) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

          (mmmm) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of Article X of these Bylaws.

          (nnnn) "SERIES" shall have the meaning given in the first paragraph of Article X of these Bylaws.

          (oooo) "SHORT-TERM MONEY MARKET INSTRUMENTS" shall mean the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days:

              (i)  commercial paper rated A-1 or the equivalent if such commercial paper matures in 30 days or A-1+ or the equivalent if such commercial paper matures in over 30 days;

             (ii)  demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

            (iii)  overnight funds;

            (iv)  U.S. Government Securities;

             (v)  registered investment companies that are money market funds in compliance with Rule 2a-7 under the 1940 Act ("2a-7 Money Market Funds"); and

            (vi)  overnight repurchase agreements.

          (pppp) "SPECIAL RATE PERIOD," with respect to Preferred Shares, shall have the meaning specified in paragraph (a) of Section 4 of Part I of Article X of these Bylaws.

          (qqqq) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of Article X of these Bylaws.

          (rrrr) "SUBMISSION DEADLINE" shall mean 1:00 P.M., Eastern time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

          (ssss) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of Article X of these Bylaws.

          (tttt) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of Article X of these Bylaws.

          (uuuu) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of Article X of these Bylaws.

          (vvvv) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of Article X of these Bylaws.

          (wwww) "SUBSEQUENT RATE PERIOD," with respect to Preferred Shares, shall mean the period from and including the first day following the Initial Rate Period of Preferred Shares to but excluding the next Distribution Payment Date for Preferred Shares and any period thereafter from and including one Distribution Payment Date for Preferred Shares to but excluding the next succeeding Distribution Payment Date for Preferred Shares; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Distribution Period thereof.

          (xxxx) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean Credit Suisse First Boston or Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer or such other entity designated by the Trust; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

          (yyyy) "SWAP" means a derivative transaction between two parties who contractually agree to exchange the returns (or differentials in rates of return) to be exchanges or "swapped" between the parties, which returns are calculated with respect to a "notional amount," i.e., a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index.

              (i)  "INTEREST RATE SWAP" means an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay to each other is an agreed-upon periodic interest rate multiplied by some predetermined dollar principal, called the notional principal amount. No principal is exchanged between parties to the transaction; only interest is exchanged.

             (ii)  "TOTAL RETURN SWAP" means an agreement between counterparties in which one party agrees to make payments of the total return from underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

          (zzzz) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

          (aaaaa) "TREASURY FUTURES" shall have the meaning specified in paragraph (a)(i) of Section 13 of Part I of Article X of these Bylaws.

          (bbbbb) "TREASURY INDEX RATE" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Distribution Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Distribution Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government Securities selected by the Trust.

          (ccccc) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

          (ddddd) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Note Rate, the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Trust to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Trust does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

          (eeeee) "TRUST" shall mean the entity named on the first page of these Bylaws, which is the issuer of the Preferred Shares.

          (fffff) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities Dealer selected by the Trust as to which Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government Securities Dealer.

          (ggggg) "U.S. TREASURY SECURITIES" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States.

          (hhhhh) "U.S. TREASURY STRIPS" means securities based on U.S. Treasury Securities created through the Separate Trading of Registered Interest and Principal of Securities program.

          (iiiii) "VALUATION DATE" shall mean, for purposes of determining whether the Trust is maintaining the Preferred Shares Basic Maintenance Amount, the last Business Day of each week.

          (jjjjj) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of Article X of these Bylaws.

          (kkkkk) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of Article X of these Bylaws.

PART I

        1.    NUMBER OF AUTHORIZED SHARES.    The number of authorized shares constituting the Series is 1,000 of which 400 shares will be issued on February 11, 2008 or on such other date as the officers of the Trust may determine.

        2.    DISTRIBUTIONS.

          (a)    RANKING.    The Preferred Shares shall rank on a parity with each other and with any other series of preferred shares as to the payment of distributions by the Trust.

          (b)    CUMULATIVE CASH DISTRIBUTIONS.    The Holders of Preferred Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration of Trust and applicable law, cumulative cash distributions at the Applicable Rate for shares of the Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Distribution Payment Dates with respect to shares of the Series determined pursuant to paragraph (d) of this Section 2. Holders of Preferred Shares shall not be entitled to any distribution, whether payable in cash, property or shares, in excess of full cumulative distributions, as herein provided, on Preferred Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on Preferred Shares which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

          (c)    DISTRIBUTIONS CUMULATIVE FROM DATE OF ORIGINAL ISSUE.    Distributions on Preferred Shares shall accumulate at the Applicable Rate from the Date of Original Issue thereof.

          (d)    DISTRIBUTION PAYMENT DATES AND ADJUSTMENT THEREOF.    Distributions on Preferred Shares shall be payable for the Initial Rate Period on February 19, 2008, and, if declared by the Board of Trustees (which declaration may be by a single resolution for multiple such dates), on each seventh day after February 18, 2008* (or after the Distribution Payment Date with respect to an intervening Special Rate Period), with respect to the Preferred Shares (each date being a "Distribution Payment Date"); provided, however, that:

*
February 18, 2008 was not the Distribution Payment Date for the Initial Rate Period because it was not a Business Day.

              (i)  if the day on which distributions would otherwise be payable on Preferred Shares is not a Business Day, then such distributions shall be payable on such Preferred Shares on the first Business Day that falls after such day, and

             (ii)  notwithstanding this paragraph (d) of Section 2, the Trust in its discretion may establish the Distribution Payment Dates in respect of any Special Rate Period of Preferred Shares consisting of more than 7 Rate Period Days, with respect to the Series; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Trust; and further provided that (1) any such Distribution Payment Date shall be a Business Day and (2) the last Distribution Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

          (e)   DISTRIBUTION RATES AND CALCULATION OF DISTRIBUTIONS.

              (i)  DISTRIBUTION RATES.    The distribution rate on Preferred Shares during the period from and after the Date of Original Issue of Preferred Shares to and including the last day of the Initial Rate Period of such Preferred Shares shall be equal to the rate per annum determined with respect to such Preferred Shares pursuant to a resolution of the Board of Trustees, as set forth under "Designation." The initial distribution rate on any series of preferred shares subsequently established by the Trust shall be the rate set forth in or determined in accordance with the resolutions of the Board of Trustees establishing such series. For each Subsequent Rate Period of Preferred Shares, the distribution rate on such Preferred Shares shall be equal to the rate per annum that results from an Auction for shares of the Series on the Auction Date next preceding such Subsequent Rate Period (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if:

              (A)  subject to Section 9 of Part II, an Auction for any Subsequent Rate Period of Preferred Shares is not held for any reason other than as described below or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all Preferred Shares being the subject of Submitted Hold Orders), then the distribution rate on the shares of the Series for such Subsequent Rate Period will be the Maximum Rate of the Series on the Auction Date therefor;

              (B)  any Failure to Deposit shall have occurred with respect to shares of the Series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Trust shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of distributions with respect to any Distribution Period of shares of the Series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Distribution Payment Date for such Distribution Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of the Series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of the Series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of the Series to be redeemed, then no Auction will be held, in respect of shares of the Series for the Subsequent Rate Period thereof and the distribution rate for shares of the Series for such Subsequent Rate Period will be the Maximum Rate on the Auction Date for such Subsequent Rate Period;

              (C)  any Failure to Deposit shall have occurred with respect to shares of the Series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, Eastern time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Trust shall not have paid the applicable Late Charge to the Auction Agent, then no Auction will be held in respect of shares of the Series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the

      Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the distribution rate for shares of the Series for each such Subsequent Rate Period for shares of the Series shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of the Series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-"); or

              (D)  any Failure to Deposit shall have occurred with respect to shares of the Series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, Eastern time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Trust shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 270 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), then no Auction will be held with respect to shares of the Series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Trust pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Trust cures such Failure to Deposit), in each case no later than 12:00 Noon, Eastern time, on the fourth Business Day prior to the end of such Rate Period), and the distribution rate for shares of the Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of the Series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of the Series, for purposes of determining such Maximum Rate, being deemed to be "Below "Baa3"/BBB-").

             (ii)  CALCULATION OF DISTRIBUTIONS.    The amount of distributions per share payable on Preferred Shares on any date on which distributions on shares of the Series shall be payable shall be computed by multiplying the Applicable Rate for shares of the Series in effect for such Distribution Period or Distribution Periods or part thereof for which distributions have not been paid by a fraction, the numerator of which shall be the number of days in such Distribution Period or Distribution Periods or part thereof and the denominator of which shall be 360, and applying the rate obtained against $25,000.

          (f)    CURING A FAILURE TO DEPOSIT.    A Failure to Deposit with respect to Preferred Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Trust to make the required payment to the Auction Agent) with respect to any Rate Period of shares of the Series if, within the respective time periods described in subparagraph (e)(i) of this Section 2, the Trust shall have paid to the Auction Agent (A) all accumulated and unpaid distributions on shares of the Series and (B) without duplication, the Redemption Price for shares, if any, of the Series for which Notice of Redemption has been mailed by the Trust pursuant to paragraph (c) of Section 11 of Part I of Article X of these Bylaws; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of Preferred Shares when the related Redemption Notice provides that redemption of such Preferred Shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

          (g)   DISTRIBUTION PAYMENTS BY TRUST TO AUCTION AGENT.    The Trust shall pay to the Auction Agent, not later than 12:00 Noon, Eastern time, on each Distribution Payment Date for Preferred Shares, an aggregate amount of funds available in The City of New York, New York, equal to the distributions to be paid to all Holders of shares of the Series on such Distribution Payment Date.

          (h)   AUCTION AGENT AS TRUSTEE OF DISTRIBUTION PAYMENTS BY TRUST.    All moneys paid to the Auction Agent for the payment of distributions shall be held in trust for the payment of such distributions by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of distributions will, to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were so to have been applied.

          (i)    DISTRIBUTIONS PAID TO HOLDERS.    Each distribution on Preferred Shares shall be paid on the Distribution Payment Date therefor to the Holders thereof as their names appear on the record books of the Trust on the Business Day next preceding such Distribution Payment Date.

          (j)    DISTRIBUTIONS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DISTRIBUTIONS.    Any distribution payment made on Preferred Shares shall first be credited against the earliest accumulated but unpaid distributions due with respect to such Preferred Shares. Distributions in arrears for any past Distribution Period may be declared and paid at any time, without reference to any regular Distribution Payment Date, to the Holders as their names appear on the record books of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

        3.     RESERVED.

        4.     DESIGNATION OF SPECIAL RATE PERIODS.

          (a)   LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD.    The Trust, at its option, may designate any succeeding Subsequent Rate Period of Preferred Shares as a special rate period consisting of a specified number of Rate Period Days, other than the number of Rate Period Days comprising a Minimum Rate Period, that is evenly divisible by seven, subject to adjustment as provided in paragraph (b) of this Section 4 (each such period, a "Special Rate Period"). A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph (d)(i) of this Section 4, (B) an Auction for shares of the Series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of the Series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Trust pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of the Series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Trust wishes to designate any succeeding Subsequent Rate Period for Preferred Shares as a Special Rate Period consisting of more than 28 Rate Period Days, the Trust shall notify Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) in advance of the commencement of such Subsequent Rate Period that the Trust wishes to designate such Subsequent Rate Period as a Special Rate

  Period and shall provide Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) with such documents as either may request. In addition, full cumulative distributions, any amounts due with respect to mandatory redemptions and any additional distributions payable prior to such date must be paid in full or deposited with the Auction Agent. The Trust also must have portfolio securities with a discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

          (b)   ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD.    In the event the Trust wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not a Monday that is a Business Day in case of the Series, then the Trust shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending on the first Friday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day in the case of the Series.

          (c)   NOTICE OF PROPOSED SPECIAL RATE PERIOD.    If the Trust proposes to designate any succeeding Subsequent Rate Period of Preferred Shares as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 7 (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 30 days prior to the date the Trust proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be mailed by the Trust by first-class mail, postage prepaid, to the Holders of shares of the Series. Each such notice shall state (A) that the Trust may exercise its option to designate a succeeding Subsequent Rate Period of shares of the Series as a Special Rate Period, specifying the first day thereof and (B) that the Trust will, by 11:00 A.M., Eastern time, on the second Business Day next preceding such date (or by such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Trust shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

          (d)   NOTICE OF SPECIAL RATE PERIOD.    No later than 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of Preferred Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers), the Trust shall deliver to the Auction Agent either:

              (i)  a notice ("Notice of Special Rate Period") stating (A) that the Trust has determined to designate the next succeeding Rate Period of shares of the Series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of the Series shall not be held on such Auction Date for any reason or (2) an Auction for shares of the Series shall be held on such Auction Date but Sufficient Clearing Bids for shares of the Series shall not exist in such Auction (other than because all Outstanding shares of the Series are subject to Submitted Hold Orders), (D) the scheduled Distribution Payment Dates for shares of the Series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of the Series in respect of such Special Rate Period, such notice to be accompanied by a Preferred Shares Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating the series in question) and Fitch Eligible Assets (if Fitch is then rating the series in question) each have an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) if applicable, the Moody's Discount Factors applicable to Moody's Eligible Assets and the Fitch Discount Factors applicable to Fitch Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definitions of Moody's Discount Factor and Fitch Discount Factor herein); or

             (ii)  a notice stating that the Trust has determined not to exercise its option to designate a Special Rate Period of shares of the Series and that the next succeeding Rate Period of shares of the Series shall be a Minimum Rate Period.

          (e)   FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD.    If the Trust fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a Preferred Shares Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or Fitch is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., Eastern time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers), the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph (d)(ii) of this Section 4. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Trust, and the contents of such notice shall be binding on the Trust. In the event the Trust delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Trust will provide Moody's (if Moody's is then rating the series in question) and Fitch (if Fitch is then rating the series in question) a copy of such notice.

5.     VOTING RIGHTS.

          (a)   ONE VOTE PER PREFERRED SHARE.    Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of Preferred Shares shall be entitled to one vote for each Preferred Share held by such Holder on each matter submitted to a vote of Shareholders of the Trust, and (ii) the holders of outstanding shares of preferred shares, including Preferred Shares, and of Common Shares shall vote together as a single class; provided, however, that, at any meeting of the Shareholders of the Trust held for the election of Trustees, the holders of outstanding shares of preferred shares, including Preferred Shares, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares of the Trust, to elect two Trustees of the Trust (regardless of the total number of Trustees serving on the Trust's Board of Trustees), each share of preferred shares, including each Preferred Share, entitling the holder thereof to one vote; provided, further, that if the Board of Trustees shall be divided into one or more classes, the Board of Trustees shall determine to which class or classes the Trustees elected by the holders of preferred shares shall be assigned and the holders of the preferred shares shall only be entitled to elect the Trustees so designated as being elected by the holders of the preferred shares when their term shall have expired; provided, finally, that such Trustees appointed by the holders of preferred shares shall be allocated as evenly as possible among the classes of Trustees. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and preferred shares, including Preferred Shares, voting together as a single class, shall elect the balance of the Trustees.

          (b)   VOTING FOR ADDITIONAL TRUSTEES.

              (i)  VOTING PERIOD.    Except as otherwise provided in the Declaration of Trust or as otherwise required by law, during any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares, including Preferred Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of preferred shares, including Preferred Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Trust), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

              (A)  if at the close of business on any distribution payment date accumulated distributions (whether or not earned or declared) on any outstanding preferred shares, including Preferred Shares, equal to at least two full years' distributions shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated distributions; or

              (B)  if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the Trustees of the Trust.

        Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

           (ii)  NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of preferred shares, including Preferred Shares, to elect additional Trustees as described in subparagraph (b)(i) of this Section 5, the Trust shall notify the Auction Agent and the Auction Agent shall call a special meeting of such registered holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the registered holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed or on such other date as the Trust may determine. At any such special meeting and at each meeting of holders of preferred shares, including Preferred Shares, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of the Trust), shall be entitled to elect the number of Trustees prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

            (iii)  TERMS OF OFFICE OF EXISTING TRUSTEES.    The terms of office of all persons who are Trustees of the Trust at the time of a special meeting of Holders and holders of other shares of preferred shares of the Trust to elect Trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of Trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent Trustees elected by the Holders and such other holders of preferred shares of the Trust and the remaining incumbent Trustees elected by the holders of the Common Shares and preferred shares, including Preferred Shares, shall constitute the duly elected Trustees of the Trust.

            (iv)  TERMS OF OFFICE OF CERTAIN TRUSTEES TO TERMINATE UPON TERMINATION OF VOTING PERIOD.    Simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders and holders of other preferred shares of the Trust pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of the Holders and such other holders to elect additional Trustees pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

          (c)   HOLDERS OF PREFERRED SHARES TO VOTE ON CERTAIN OTHER MATTERS.

              (i)  INCREASES IN CAPITALIZATION.    So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of distributions or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 13 of this Part I, the Board of Trustees, without the vote or consent of the Holders of Preferred Shares, may from time to time authorize and create, and the Trust may from time to time issue additional shares of Preferred Shares, or classes or series of preferred shares ranking on a parity with Preferred Shares with respect to the payment of distributions and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust; provided, however, that if Moody's and Fitch (or other NRSRO) is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Trust outstanding after any such issuance, exclusive of accumulated and unpaid distributions, may not exceed $200,000,000) or (b) amend, alter or repeal the provisions of the Declaration of Trust, or these Bylaws, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such Preferred Shares or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division or split of a Preferred Share will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to Preferred Shares with respect to the payment of distributions and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or Fitch is then rating Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least a majority of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

             (ii)  1940 ACT MATTERS.    Unless a higher percentage is provided for in the Declaration of Trust, (A) the affirmative vote of the Holders a "majority of the outstanding" (as such term is defined in the 1940 Act) preferred shares of the Trust, including Preferred Shares, voting as a separate class, shall be required to approve (A) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (B) any action requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. In the event a vote of Holders of Preferred Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Trust shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) of the results of such vote.

          (d)   BOARD MAY TAKE ACTIONS WITHOUT SHAREHOLDER APPROVAL.    The Board of Trustees may, without the vote or consent of the Holders of the Preferred Shares, or any other shareholder of the Trust, from time to time amend, alter or repeal any or all of the definitions of the terms listed herein, or any provision of the Bylaws viewed by Moody's or Fitch as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Preferred Shares or the Holders thereof, provided the Board of Trustees receives confirmation from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that any such amendment, alteration or repeal would not impair the ratings then assigned to the Preferred Shares by Moody's (if Moody's is then rating the Preferred Shares) or Fitch (if Fitch is then rating the Preferred Shares).

        In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of preferred shares, including Preferred Shares, or any other shareholder of the Trust, and without receiving any confirmation from any rating agency, after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would meet the Preferred Shares Basic Maintenance Amount Test.

          (e)   RELATIVE RIGHTS AND PREFERENCES.    Unless otherwise required by law or provided elsewhere in the Declaration of Trust, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

          (f)    NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING.    The Holders of Preferred Shares shall have no preemptive rights or rights to cumulative voting.

          (g)   VOTING FOR TRUSTEES SOLE REMEDY FOR TRUST'S FAILURE TO PAY DISTRIBUTIONS.    In the event that the Trust fails to pay any distributions on the Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Trustees pursuant to the provisions of this Section 5.

          (h)   HOLDERS ENTITLED TO VOTE.    For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Bylaws, by the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote Preferred Shares and no Preferred Shares shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No Preferred Shares held by the Trust or any affiliate of the Trust (except for shares held by a Broker-Dealer that is an affiliate of the Trust for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

6.     1940 ACT PREFERRED SHARES ASSET COVERAGE.    The Trust shall maintain, as of the last Business Day of each month in which any share of a series of Preferred Shares is outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that the redemption pursuant to Section 11(b) of this Part I shall be the sole remedy in the event the Trust fails to do so.

7.     PREFERRED SHARES BASIC MAINTENANCE AMOUNT.

        (a)   So long as Preferred Shares are outstanding, the Trust shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Fitch is then rating the Preferred Shares) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount (if Moody's is then rating the Preferred Shares); provided, however, that the redemption pursuant to Section 11(b) of this Part I shall be the sole remedy in the event the Trust fails to do so.

        (b)   On or before 5:00 P.M., Eastern time, on the third Business Day after a Valuation Date on which the Trust fails to satisfy the Preferred Shares Basic Maintenance Amount, and on the third Business Day after the Preferred Shares Basic Maintenance Cure Date with respect to such Valuation Date, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the date of such failure or such Preferred Shares Basic Maintenance Cure Date, as the case may be. The Trust shall also deliver a Preferred Shares Basic Maintenance Report to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), in each case on or before the seventh Business Day after the last Business Day of each month. A failure by the Trust to deliver a Preferred Shares Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a Preferred Shares Basic Maintenance Report indicating the Discounted Value for all assets of the Trust is less than the Preferred Shares Basic Maintenance Amount, as of the relevant Valuation Date.

        (c)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date that is also an Annual Valuation Date, the Trust shall cause the Independent Accountant to confirm in writing to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other Preferred Shares Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Trust during the quarter ending on such Annual Valuation Date), (ii) that, in such Report (and in such randomly selected Report), the Trust correctly determined in accordance with these Bylaws whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) of an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) of an aggregate

Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, (iii) that, in such Report (and in such randomly selected Report), the Trust determined whether the Trust had, at such Annual Valuation Date (and at the Valuation Date addressed in such randomly selected Report) in accordance with these Bylaws, with respect to the Fitch ratings, the issuer name and issue size and coupon rate listed in such Report, verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (iv) with respect to the Moody's ratings, the issuer name, issue size and coupon rate listed in such Report, that such information has been verified by the Independent Accountant by reference to Bloomberg Financial Services or another independent source approved by Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) and the Independent Accountant shall provide a listing in its letter of any differences, (v) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Trust's assets to the Trust for purposes of valuing securities in the Trust's portfolio, that the Independent Accountant has traced the price used in such Report to the bid or mean price listed in such Report as provided to the Trust and verified that such information agrees (in the event such information does not agree, the Independent Accountant will provide a listing in its letter of such differences) and (vi) with respect to such confirmation to Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares), that the Trust has satisfied the requirements of Section 13 of this Part I with respect to portfolio holdings as of the date of such Report (such confirmation is herein called the "Auditor's Confirmation"); provided, however, that the Independent Accountant may base the conclusions related to (ii) through (vi) above on a sample of at least 25 securities (or such other number of securities as the Independent Accountant and Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) may agree from time to time).

        (d)   Within ten Business Days after the date of delivery of a Preferred Shares Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Trust failed to satisfy the Preferred Shares Basic Maintenance Amount, and relating to the Preferred Shares Basic Maintenance Cure Date with respect to such failure to satisfy the Preferred Shares Basic Maintenance Amount, the Trust shall cause the Independent Accountant to provide to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) an Auditor's Confirmation as to such Preferred Shares Basic Maintenance Report.

        (e)   If any Auditor's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the Preferred Shares Basic Maintenance Report for a particular Valuation Date for which such Auditor's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) or Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), as the case may be, of the Trust was determined by the Independent Accountant, then in the absence of manifest error the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Trust, and the Trust shall accordingly amend and deliver the Preferred Shares Basic Maintenance Report to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) promptly following receipt by the Trust of such Auditor's Confirmation.

        (f)    On or before 5:00 p.m., Eastern time, on the first Business Day after the Date of Original Issue of any Preferred Shares, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) and Moody's (if Moody's is then rating the Preferred Shares) a Preferred Shares Basic Maintenance Report as of the close of business on such Date of Original Issue.

        (g)   On or before 5:00 p.m., Eastern time, on the seventh Business Day after either (i) the Trust shall have redeemed Common Shares or (ii) the ratio of the Discounted Value of Fitch Eligible Assets or the Discounted Value of Moody's Eligible Assets to the Preferred Shares Basic Maintenance Amount on any valuation date is less than or equal to 105% or (iii) whenever requested by Moody's or Fitch, the Trust shall complete and deliver to Fitch (if Fitch is then rating the Preferred Shares) or Moody's (if Moody's is then rating the Preferred Shares), as the case may be, a Preferred Shares Basic Maintenance Report as of the date of such request.

8.     RESERVED.

9.     RESTRICTIONS ON DISTRIBUTIONS AND OTHER DISTRIBUTIONS.

        (a)   DISTRIBUTIONS ON SHARES OTHER THAN PREFERRED SHARES.    Except as set forth in the next sentence, no distributions shall be declared or paid or set apart for payment on the shares of any class or series of shares of the Trust ranking, as to the payment of distributions, on a parity with Preferred Shares for any period unless full cumulative distributions have been or contemporaneously are declared and paid on the Preferred Shares through its most recent Distribution Payment Date. When distributions are not paid in full upon the Preferred Shares through its most recent Distribution Payment Date or upon the shares of any other class or series of shares of the Trust ranking on a parity as to the payment of distributions with Preferred Shares through their most recent respective distribution payment dates, all distributions declared upon Preferred Shares and any other such class or series of shares ranking on a parity as to the payment of distributions with Preferred Shares shall be declared pro rata so that the amount of distributions declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated distributions per share on the Preferred Shares and such other class or series of shares bear to each other (for purposes of this sentence, the amount of distributions declared per share of Preferred Shares shall be based on the Applicable Rate for such share for the Distribution Periods during which distributions were not paid in full).

        (b)   DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON SHARES UNDER THE 1940 ACT.    The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

        (c)   OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.    For so long as any Preferred Shares are outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Trust ranking junior to or on a parity with the Preferred Shares as to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Trust ranking junior to or on a parity with Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative distributions on Preferred Shares through its most recently ended Distribution Period shall have been paid or shall have been declared and sufficient funds for the payment thereof are reasonably expected by the Trust to be available for payment on the date payment is due to the Auction Agent and (ii) the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Trust shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Trust ranking junior to Preferred Shares as to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Trust ranking junior to Preferred Shares as to the payment of dividends and other distributions, including the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) would each at least equal the Preferred Shares Basic Maintenance Amount.

10.   RESERVED.

11.   REDEMPTION.

        (a)   OPTIONAL REDEMPTION.

            (i)  Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares may be redeemed, at the option of the Trust, as a whole or from time to time in part, on the second Business Day preceding any Distribution Payment Date for shares of the Series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) Preferred Shares are redeemable by the Trust during the Initial Rate Period only on the second Business Day next preceding the last Distribution Payment Date for such Initial Rate Period; and (2) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of Preferred Shares, as delivered to the Auction Agent and filed with the Secretary of the Trust, may provide that shares of the Series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

           (ii)  A Notice of Special Rate Period relating to Preferred Shares for a Special Rate Period thereof may contain Special Redemption Provisions only if the Trust's Board of Trustees, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of the Series, determines that such Special Redemption Provisions are in the best interest of the Trust.

          (iii)  If fewer than all of the outstanding Preferred Shares are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of the Series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of shares of the Series in proportion to the number of shares of the Series held by such Holders or by such other method that the Board of Trustees deems fair and equitable.

          (iv)  Subject to the provisions of subparagraph (v) of this paragraph (a), Preferred Shares may be redeemed, at the option of the Trust, as a whole but not in part, out of funds legally available therefor, on the first day following any Distribution Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of the Series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

           (v)  The Trust may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of Preferred Shares by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the Preferred Shares) and the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the Preferred Shares) each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. The Trust shall not be required to have available Deposit Securities as described in clause (a) of this subparagraph (v) in respect of a redemption of any Preferred Shares, as a whole or in part, contemplated to be effected pursuant to paragraph 11(a) where such redemption is subject to the issuance of shares of any other series of preferred shares or debt or other leverage of the Trust. For purposes of determining in clause (b) of the second preceding sentence whether the Discounted Value of Moody's Eligible Assets and Fitch Eligible Assets each at least equal the Preferred Shares Basic Maintenance Amount, and would at least equal the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, the Moody's Discount Factor applicable to Moody's Eligible Assets and the Fitch Discount Factor applicable to Fitch Discount Assets shall be determined by reference, if applicable, to the first Exposure Period longer than the Exposure Period then applicable to the Trust, as described in the definition of Moody's Discount Factor and Fitch Discount Factor herein.

        (b)   MANDATORY REDEMPTION.    The Trust shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid distributions thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Trustees for redemption, certain of the Preferred Shares, if the Trust fails to have either Moody's Eligible Assets with a Discounted Value or Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount, in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, or fails to maintain the 1940 Act Preferred Shares Asset Coverage and such failure is not cured on or before the Preferred Shares Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of Preferred Shares to be redeemed shall be equal to the lesser of (i) the minimum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Trust's having both Moody's Eligible Assets with a Discounted Value and Fitch Eligible Assets with a Discounted Value greater than or equal to the Preferred Shares Basic Maintenance Amount or maintaining the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of Preferred Shares and other preferred shares the redemption or retirement of which would have had such result, all Preferred Shares and other preferred shares then outstanding shall be redeemed), and (ii) the maximum number of Preferred Shares, together with all other preferred shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefore in accordance with the Declaration of Trust and applicable law. In determining the Preferred Shares required to be redeemed in accordance with the foregoing, the Trust shall allocate the number required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among Preferred Shares and other preferred shares (and, then, pro rata among the Preferred Shares) subject to redemption or retirement. The Trust shall effect such redemption on the date fixed by the Trust therefore, which date shall not be earlier than 20 days (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor later than 40 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of Preferred Shares and other preferred shares that are subject to redemption or retirement or the Trust otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Trust shall redeem those Preferred Shares and other preferred shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares Preferred Shares are to be redeemed pursuant to this paragraph (b), the number of Preferred Shares to be redeemed shall be redeemed pro rata from the Holders of Preferred Shares in proportion to the number of Preferred Shares held by such Holders or by such other method that the Board of Trustees deems fair and equitable.

        (c)   NOTICE OF REDEMPTION.    If the Trust shall determine or be required to redeem Preferred Shares pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the Preferred Shares to be redeemed, at such Holder's address as the same appears on the record books of the Trust on the record date established by the Board of Trustees. Such Notice of Redemption shall be so mailed not less than 20 (or such lesser number of days as determined by the Trust with appropriate consultation with the Auction Agent and Broker-Dealers) nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of Preferred Shares to be redeemed; (iii) the CUSIP number for the shares of the Series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of the Series to be redeemed from such Holder. The Trust may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Trust shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (d)   NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES.    Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any distributions on Preferred Shares (whether or not earned or declared) are in arrears, no Preferred Shares shall be redeemed unless all outstanding shares of the Series are simultaneously redeemed, and the Trust shall not purchase or otherwise acquire any shares of the Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of the Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of the Series.

        (e)   ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION.    To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem Preferred Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Trust's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Trust may not have redeemed Preferred Shares for which a Notice of Redemption has been mailed, distributions may be declared and paid on Preferred Shares and shall include those Preferred Shares for which a Notice of Redemption has been mailed.

        (f)    AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY TRUST.    All moneys paid to the Auction Agent for payment of the Redemption Price of Preferred Shares called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

        (g)   SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING.    Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day fixed for redemption thereby, in funds available on that Business Day in The City of New York, New York) of funds sufficient to redeem the Preferred Shares that are the subject of such notice, distributions on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. The Trust shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the Preferred Shares called for redemption on such date and (ii) all other amounts to which Holders of Preferred Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Trust, after which time the Holders of Preferred Shares so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts to which they may be entitled.

        (h)   COMPLIANCE WITH APPLICABLE LAW.    In effecting any redemption pursuant to this Section 11, the Trust shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

        (i)    ONLY WHOLE PREFERRED SHARES MAY BE REDEEMED.    In the case of any redemption pursuant to this Section 11, only whole Preferred Shares shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

        (j)    MODIFICATION OF REDEMPTION PROCEDURES.    Notwithstanding any of the foregoing provisions of this Section 11, the Trust may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any holder of Preferred Shares, and (ii) the Trust receives notice from Moody's (if Moody's is then rating the Preferred Shares) and Fitch (if Fitch is then rating the Preferred Shares) that such modification would not impair the ratings assigned by Moody's and Fitch to the Preferred Shares.

        (k)   PURCHASE OR OTHER ACQUISITION OF PREFERRED SHARES OUTSIDE OF AN AUCTION.    Except for the provisions described above, nothing contained in these Bylaws limits any right of the Trust to purchase or otherwise acquire any Preferred Shares outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of distributions on, or the mandatory or optional redemption price with respect to, any Preferred Shares for which Notice of Redemption has been given and the Trust meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares that are purchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the Outstanding Preferred Shares are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

12.   LIQUIDATION RIGHTS.

        (a)   RANKING.    The Preferred Shares shall rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

        (b)   DISTRIBUTIONS UPON LIQUIDATION.    Upon the dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, the Holders of Preferred Shares then outstanding shall be entitled to receive and to be paid out of the assets of the Trust available for distribution to its Shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Trust ranking junior to the Preferred Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all distributions thereon (whether or not earned or declared but excluding interest thereon) accumulated but unpaid to (but not including) the date of final distribution in same day funds. After the payment to the Holders of the Preferred Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

        (c)   PRO RATA DISTRIBUTIONS.    In the event the assets of the Trust available for distribution to the Holders of Preferred Shares upon any dissolution, liquidation, or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of preferred shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

        (d)   RIGHTS OF JUNIOR SHARES.    Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, after payment shall have been made in full to the Holders of the Preferred Shares as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to the respective terms and provisions

(if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

        (e)   CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION.    Neither the sale of all or substantially all the property or business of the Trust, nor the merger or consolidation of the Trust into or with any corporation nor the merger or consolidation of any corporation into or with the Trust shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

13.   FUTURES AND OPTIONS TRANSACTIONS; FORWARD COMMITMENTS.

  (a)
  If Moody's is rating any Preferred Shares, then:

          (i)    For so long as any Preferred Shares are rated by Moody's, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Moody's, except that the Trust may purchase or sell exchange-traded futures contracts based on the NAREIT Index (the "Real Estate Index") or United States Treasury Bonds, Bills or Notes ("Treasury Futures"), and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

            (A)  the Trust will not engage in any Moody's Hedging Transaction based on the Real Estate Index (other than transactions which terminate a futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")) which would cause the Trust at the time of such transaction to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

            (B)  the Trust will not engage in any Moody's Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (i) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Trust and rated at least Aa by Moody's (or, if not rated by Moody's, rated AA by S&P or Fitch), or (ii) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all securities of REITs and Other Real Estate Companies constituting Moody's Eligible Assets owned by the Trust (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's, rated Baa or A by S&P or Fitch) (for purpose of the foregoing clauses (I) and (II), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

            (C)  the Trust will engage in Closing Transactions to close out any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

            (D)  the Trust will not enter into an option on futures transaction unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

           (ii)  For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

            (A)  assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of: (i) Discounted Value and (ii) the exercise price of the call option written by the Trust;

            (B)  assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

            (C)  assets subject to put options written by the Trust shall be valued at the lesser of: (i) the exercise price and (ii) the Discounted Value of the subject security.

          (iii)  For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Trust:

            (A)  10% of the exercise price of a written call option;

            (B)  the exercise price of any written put option;

            (C)  where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;

            (D)  where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

            (E)  the settlement price of the underlying futures contract if the Trust writes put options on a futures contract and does not own the underlying contract; and

            (F)  105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

          (iv)  For so long as any Preferred Shares are rated by Moody's, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions that are permitted under Section 13(a)(ii) of this Part I), except that the Trust may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitation:

            (A)  the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MTG-1 or MIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

            (B)  the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

        For purposes of determining whether the Trust has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the

Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

        (b)   If Fitch is rating any Preferred Shares, then:

            (i)  For so long as any Preferred Shares are rated by Fitch, the Trust will not buy or sell futures contracts, write, purchase or sell call options on futures contracts or purchase put options on futures contracts or write call options (except covered call options) on portfolio securities unless it receives confirmation from Fitch that engaging in such transactions would not impair the ratings then assigned to such Preferred Shares by Fitch, except that the Trust may purchase or sell exchange-traded futures contracts based on the Real Estate Index or Treasury Futures, and purchase, write or sell exchange-traded put options on such futures contracts and purchase, write or sell exchange-traded call options on such futures contracts (collectively, "Fitch Hedging Transactions"), subject to the following limitations:

            (A)  the Trust will not engage in any Fitch Hedging Transaction based on the Real Estate Index (other than Closing Transactions) which would cause the Trust at the time of such transactions to own or have sold outstanding futures contracts based on the Real Estate Index exceeding in number 10% of the average number of daily traded futures contracts based on the Real Estate Index in the 30 days preceding the time of effecting such transaction (as reported by The Wall Street Journal);

            (B)  the Trust will not engage in any Fitch Hedging Transaction based on Treasury Futures (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold (i) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 20% of the aggregate Market Value of Fitch Eligible Assets owned by the Trust and rated at least AA by Fitch (or, if not rated by Fitch, rated at least Aa by Moody's; or, if not rated by Moody's, rated at least AA by S&P), or (ii) outstanding futures contracts based on Treasury Futures having an aggregate Market Value exceeding 40% of the aggregate Market Value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated at least BBB by Fitch (or, if not rated by Fitch, rated at least Baa by Moody's, or, if not rated by Moody's, rated at least A by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

            (C)  the Trust will engage in Closing Transactions to close any outstanding futures contract based on the Real Estate Index if the amount of open interest in the Real Estate Index as reported by The Wall Street Journal is less than 100; and

            (D)  the Trust will not enter into an option on future transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

           (ii)  For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of Fitch Eligible Assets which the Trust is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows:

            (A)  assets subject to call options written by the Trust which are either exchange-traded and "readily reversible" or which expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of: (i) Discounted Value and (ii) the exercise price of the call option written by the Trust;

            (B)  assets subject to call options written by the Trust not meeting the requirements of clause (A) of this sentence shall have no value;

            (C)  assets subject to put options written by the Trust shall be valued at the lesser of: (i) the exercise price and (ii) the Discounted Value of the subject security.

          (iii)  For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Fitch Eligible Assets held by the Trust:

            (A)  10% of the exercise price of a written call option;

            (B)  the exercise price of any written put option;

            (C)  where the Trust is the seller under a futures contract, 10% of the settlement price of the futures contract;

            (D)  where the Trust is the purchaser under a futures contract, the settlement price of assets purchased under such futures contract;

            (E)  the settlement price of the underlying futures contract if the Trust writes put options on a futures contract and does not own the underlying contract; and

            (F)  105% of the Market Value of the underlying futures contracts if the Trust writes call options on a futures contract and does not own the underlying contract.

          (iv)  For so long as any Preferred Shares are rated by Fitch, the Trust will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Fitch Hedging Transactions that are permitted under Section 13(b)(ii) of this Part I), except that the Trust may enter into Forward Commitments, subject to the following limitation:

            (A)  the Trust will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated F-1 by Fitch (or, if not rated by Fitch, rated P-1, MTG-1 or MIG-1 by Moody's) and maturing prior to the date of the Forward Commitment with a Market Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitments to which it is from time to time a party or long-term fixed income securities with a Discounted Value that equals or exceeds the amount of the Trust's obligations under any Forward Commitment to which it is from time to time a party; and

            (B)  the Trust will not enter into a Forward Commitment unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

        For purposes of determining whether the Trust has Fitch Eligible Assets with an aggregate Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Trust is a party and of all securities deliverable to the Trust pursuant to such Forward Commitments shall be zero.

        (c)   For so long as any Preferred Shares are outstanding and Moody's or Fitch or both is rating such shares, the Trust will not, unless it has received confirmation from Moody's or Fitch or both, as applicable, that any such action would not impair the rating then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

            (i)  borrow money, except that the Trust may, without obtaining the confirmation described above, borrow money for the purpose of clearing securities transactions if

            (A)  the Preferred Shares Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and

            (B)  such borrowing (i) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (ii) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5% of the value of the total assets of the Trust at the time of the borrowing (for purposes of the foregoing, "temporary purposes" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed);

           (ii)  except as provided in Section 5 of this Part I, issue additional Preferred Shares or any class or series of shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or other distributions, including the distribution of assets upon dissolution, liquidation or winding up of the Trust, or reissue any Preferred Shares previously purchased or redeemed by the Trust;

          (iii)  engage in any short sales of securities;

          (iv)  lend securities;

           (v)  merge or consolidate into or with any other corporation or entity;

          (vi)  for purposes of valuation of Moody's Eligible Assets: (A) if the Trust writes a call option, the underlying asset will be valued as follows:(1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Series, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Trust writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Trust buys have no value. For so long as the Series is rated by Moody's: (A) the Trust will not engage in options transactions for leveraging or speculative purposes; (B) the Trust will not write or sell any anticipatory contracts pursuant to which the Trust hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Trust will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Trust would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Trust will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Trust would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Trust will write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the Series); (G) where delivery may be made to the Trust with any of a class of securities, the Trust will assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Trust will not engage in forward contracts; and (I) there will be a quarterly audit made of the Trust's options transactions by the Trust's independent auditors to confirm that the Trust is in compliance with these standards;

         (vii)  change a pricing service (which has been designated by management or the Board of Trustees); and

        (viii)  enter into reverse repurchase agreements.

        In the event any Preferred Shares are outstanding and another nationally-recognized statistical rating organization is rating such shares in addition to or in lieu of Moody's or Fitch, the Trust shall comply with any restrictions imposed by such rating agency, which restrictions may be more restrictive than those imposed by Moody's or Fitch.

14.   MISCELLANEOUS.

        (a)   AMENDMENT OF BYLAWS TO ADD ADDITIONAL SERIES.    Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by these Bylaws or required by applicable law), approving an annex hereto, (1) reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of these Bylaws without shareholder approval or (2) add additional series of Preferred Shares or additional shares of a series of Preferred Shares (and terms relating thereto) to the series and Preferred Shares described herein. Each such additional series and all such additional shares shall be governed by the terms of these Bylaws.

        (b)   NO FRACTIONAL SHARES.    No fractional Preferred Shares shall be issued.

        (c)   STATUS OF PREFERRED SHARES REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE TRUST.    Preferred Shares that are redeemed, exchanged or otherwise acquired by the Trust shall return to the status of authorized and unissued Preferred Shares.

        (d)   BOARD MAY RESOLVE AMBIGUITIES.    To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of these Bylaws to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend these Bylaws with respect to Preferred Shares prior to the issuance of shares of the Series.

        (e)   HEADINGS NOT DETERMINATIVE.    The headings contained in these Bylaws are for convenience of reference only and shall not affect the meaning or interpretation of these Bylaws.

        (f)    NOTICES.    All notices or communications, unless otherwise specified in these Bylaws, shall be sufficiently given if in writing and delivered in person or by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 14 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Bylaws or by the Massachusetts Business Corporation Law for notices of shareholders' meetings.

        (g)   EXEMPTION FROM OWNERSHIP RESTRICTIONS.    Pursuant to Article V, Sections 2.7(a)-(b) of the Declaration of Trust, for any Person who holds Preferred Shares, the share ownership restrictions contained in Article V, Sections 2.1(a)(i)-(ii) of the Declaration of Trust shall be computed as though all Preferred Shares were not issued and outstanding.

PART II

1.     ORDERS.

        (a)   Prior to the Submission Deadline on each Auction Date for Preferred Shares:

            (i)  each Beneficial Owner of shares of the Series may submit to its Broker-Dealer by telephone or otherwise information as to:

            (A)  the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of the Series for the next succeeding Rate Period of the Series;

            (B)  the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of the Series for the next succeeding Rate Period of shares of the Series shall be less than the rate per annum specified by such Beneficial Owner; and/or

            (C)  the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of the Series for the next succeeding Rate Period of shares of the Series; and

           (ii)  one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of the Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of the Series for the next succeeding Rate Period of shares of the Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

        For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

        (b)

            (i)  A Bid by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A)  the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date shall be less than the rate specified therein;

            (B)  such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of the Series determined on such Auction Date shall be equal to the rate specified therein; or

            (C)  the number of Outstanding shares of the Series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of the Series, or such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of the Series and Sufficient Clearing Bids for shares of the Series do not exist.

           (ii)  A Sell Order by a Beneficial Owner or an Existing Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

            (A)  the number of Outstanding shares of the Series specified in such Sell Order; or

            (B)  such number or a lesser number of Outstanding shares of the Series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of the Series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

          (iii)  A Bid by a Potential Beneficial Holder or a Potential Holder of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

            (A)  the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date shall be higher than the rate specified therein; or

            (B)  such number or a lesser number of Outstanding shares of the Series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of the Series determined on such Auction Date shall be equal to the rate specified therein.

        (c)   No Order for any number of Preferred Shares other than whole shares shall be valid.

2.     SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

          (a)   Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

            (i)  the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

           (ii)  the aggregate number of shares of the Series that are the subject of such Order;

          (iii)  to the extent that such Bidder is an Existing Holder of shares of the Series:

            (A)  the number of shares, if any, of the Series subject to any Hold Order of such Existing Holder;

            (B)  the number of shares, if any, of the Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

            (C)  the number of shares, if any, of the Series subject to any Sell Order of such Existing Holder; and

          (iv)  to the extent such Bidder is a Potential Holder of shares of the Series, the rate and number of shares of the Series specified in such Potential Holder's Bid.

        (b)   If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

        (c)   If an Order or Orders covering all of the Outstanding Preferred Shares held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

        (d)   If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

            (i)  all Hold Orders for shares of the Series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the Series held by such Existing Holder, and if the number of shares of the Series subject to such Hold Orders exceeds the number of Outstanding shares of the Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of the Series held by such Existing Holder;

           (ii)  (A) any Bid for shares of the Series shall be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the number of shares of the Series subject to any Hold Orders referred to in clause (i) above;

            (B)  subject to subclause (A), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of the Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of the Series equal to such excess;

            (C)  subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

            (D)  in any such event, the number, if any, of such Outstanding shares of the Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of the Series by or on behalf of a Potential Holder at the rate therein specified; and

          (iii)  all Sell Orders for shares of the Series shall be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the sum of shares of the Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

        (e)   If more than one Bid for one or more Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

        (f)    Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3.     DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

        (a)   Not earlier than the Submission Deadline on each Auction Date for Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for the Series:

            (i)  the excess of the number of Outstanding Preferred Shares of the Series over the number of Outstanding shares of the Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of the Series);

           (ii)  from the Submitted Orders for shares of the Series whether:

            (A)  the number of Outstanding shares of the Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of the Series exceeds or is equal to the sum of:

            (B)  the number of Outstanding shares of the Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of the Series; and

            (C)  the number of Outstanding shares of the Series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of the Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of the Series); and

          (iii)  if Sufficient Clearing Bids for shares of the Series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of the Series) which if:

            (A)  (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the Series that are subject to such Submitted Bids; and

            (B)  (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

  would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the Series which, when added to the number of Outstanding shares of the Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of the Series.

        (b)   Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Maximum Rate for Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the Series for the next succeeding Rate Period thereof as follows:

            (i)  if Sufficient Clearing Bids for shares of the Series exist, the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of the Series so determined;

           (ii)  if Sufficient Clearing Bids for shares of the Series do not exist (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of the Series; or

          (iii)  if all of the Outstanding shares of the Series are subject to Submitted Hold Orders, the Applicable Rate for all shares of the Series for the next succeeding Rate Period thereof shall be the All Hold Rate.

4.     ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.    Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

        (a)   If Sufficient Clearing Bids for Preferred Shares have been made, all Submitted Sell Orders with respect to shares of the Series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of the Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the Series shall be rejected:

            (i)  Existing Holders' Submitted Bids for shares of the Series specifying any rate that is higher than the Winning Bid Rate for shares of the Series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

           (ii)  Existing Holders' Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

          (iii)  Potential Holders' Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series shall be accepted;

          (iv)  each Existing Holder's Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of the Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the number of Preferred Shares of the Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the Series; and

           (v)  each Potential Holder's Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series shall be accepted but only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of the Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the Series.

        (b)   If Sufficient Clearing Bids for shares of a series of Preferred Shares have not been made (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of the Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the Series shall be rejected:

            (i)  Existing Holders' Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

           (ii)  Potential Holders' Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series shall be accepted; and

          (iii)  Each Existing Holder's Submitted Bid for shares of the Series specifying any rate that is higher than the Maximum Rate for shares of the Series and the Submitted Sell Orders for shares of the Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of the Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares of the Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of the Series subject to all such Submitted Bids and Submitted Sell Orders.

        (c)   If all of the Outstanding Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of the Series shall be rejected.

        (d)   If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a Preferred Share on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of the Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole Preferred Shares.

        (e)   If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of the Series for purchase among Potential Holders so that only whole Preferred Shares of the Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of the Series on such Auction Date.

        (f)    Based on the results of each Auction for Preferred Shares, the Auction Agent shall determine the aggregate number of shares of the Series to be purchased and the aggregate number of shares of the Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or

Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of the Series.

        Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of the Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g)   Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares or to pay for Preferred Shares sold or purchased pursuant to the Auction Procedures or otherwise.

5.     RESERVED.

6.     AUCTION AGENT.

        For so long as any Preferred Shares are outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its affiliates (which however, may engage or have engaged in business transactions with the Trust or its affiliates) and at no time shall the Trust or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any Preferred Shares are outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of Preferred Shares shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. Eastern time on the Business Day preceding an Auction for shares of a series of Preferred Shares and 9:30 a.m. Eastern time on the Auction Date for such Auction to ascertain the number of shares in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of the Series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of the Series, submit Orders in such Auction in respect of shares of the Series covering in the aggregate more than the number of shares of the Series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7.     TRANSFER OF PREFERRED SHARES.

        Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer, provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the

Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

8.     GLOBAL CERTIFICATE.

        Prior to the commencement of a Voting Period, (i) all of the Preferred Shares outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of Preferred Shares shall be made on the books of the Trust to any Person other than the Securities Depository or its nominee.

9.     FORCE MAJEURE.

        (a)   Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Auction Rate for the next Distribution Period shall be the Auction Rate determined on the previous Auction Date.

        (b)   Notwithstanding anything else set forth herein, if a Distribution Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the distribution payable on such date cannot be paid for any such reason, then:

            (i)  the Distribution Payment Date for the affected Distribution Period shall be the next Business Day on which the Trust and its paying agent, if any, are able to cause the distribution to be paid using their reasonable best efforts;

           (ii)  the affected Distribution Period shall end on the day it would have ended had such event not occurred and the Distribution Payment Date had remained the scheduled date; and

          (iii)  the next Distribution Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Distribution Payment Date remained the scheduled date.

APPENDIX B

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P CORPORATE BOND RATINGS:

        AAA—Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

        AA—Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

        A—Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

        BBB—Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

        BB, B, CCC, CC, C—Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        BB—Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B—Bonds rated B are more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC—Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC—Bonds rated CC are currently highly vulnerable to nonpayment.

        C—A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        CI—The rating CI is reserved for income bonds on which no interest is being paid.

        D—Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) Minus (-)—The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

S&P COMMERCIAL PAPER RATINGS:

        A-1—This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

        A-2—Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

        A-3—Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

        B—Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C—A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D—A short-term obligation rated 'D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

        Aaa—Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa—Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa—Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca—Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C—Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        MODIFIERS—Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

        Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

  —
  Leading market positions in well-established industries.

  —
  High rates of return on funds employed.

  —
  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  —
  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  —
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

        Prime-2—Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Prime-3—Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

        Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.

        Note:    A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS:

        AAA:    Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

        AA:    Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F1+'.

        A:    Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

        BBB:    Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

        Plus (+) Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

        NR:    Indicates that Fitch does not rate the specific issue.

        Withdrawn:    A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

        Rating Watch:    Ratings are placed on Rating Watch to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS:

        BB:    Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

        B:    Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

        CCC:    Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

        CC:    Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

        C:    Bonds are in imminent default in payment of interest or principal.

        DDD, DD, and D:    Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

        Plus (+) Minus (-):    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below 'CCC'.

        NR:    Indicates that Fitch does not rate the specific issue.

        Conditional:    A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS:

        Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

        The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

        F1+:    Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

        F1:    Highest Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F1+'.

        F2:    Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F1+' and 'F1' ratings.

        F3:    Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

        B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

        C:    High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

        D:    Default. Issues assigned this rating are in actual or imminent payment default.

* * * * * * * *

        NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. We are dependent on our Advisor's judgment, analysis and experience in the evaluation of such bonds.

        Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

QuickLinks

TABLE OF CONTENTS
PROSPECTUS SUMMARY
FINANCIAL HIGHLIGHTS
THE FUND
USE OF PROCEEDS
CAPITALIZATION
INVESTMENT OBJECTIVES AND POLICIES
INTEREST RATE TRANSACTIONS
RISK FACTORS
MANAGEMENT OF THE FUND
DESCRIPTION OF PREFERRED SHARES
Applicable Percentage Table
THE AUCTION
DESCRIPTION OF COMMON SHARES
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST
REPURCHASE OF FUND SHARES
TAX MATTERS
UNDERWRITING
CUSTODIAN AND TRANSFER AGENTS
LEGAL MATTERS
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
LIQUIDATION PREFERENCE, $25,000 PER SHARE
STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
GENERAL INFORMATION
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RESTRICTIONS
MANAGEMENT OF THE FUND
COMPENSATION OF TRUSTEES
ADMINISTRATIVE SERVICES
CODE OF ETHICS
PROXY VOTING POLICES AND PROCEDURES
PRIVACY POLICY
PORTFOLIO TRANSACTIONS AND BROKERAGE
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS OF PREFERRED SHARES
DISTRIBUTIONS ON COMMON SHARES
TAX MATTERS
EXPERTS
ADDITIONAL INFORMATION
FINANCIAL STATEMENTS (Unaudited) RMR Dividend Capture Fund Portfolio of Investments —December 31, 2007 (unaudited)
RMR Dividend Capture Fund Financial Statements Statement of Assets and Liabilities December 31, 2007 (unaudited)
Statement of Operations For the Period December 18, 2007(a) to December 31, 2007 (unaudited)
Statement of Changes in Net Assets
RMR Dividend Capture Fund Financial Highlights Selected Data For A Common Share Outstanding Throughout the Period
RMR Dividend Capture Fund Notes to Financial Statements December 31, 2007 (unaudited)
  APPENDIX A
Common Stock and Preferred Stock of REITs and Other Real Estate Companies
PART I
PART II
APPENDIX B RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER